                                                                   EXHIBIT 10.33


                                                                  EXECUTION COPY

 ===============================================================================


                     AMENDED AND RESTATED CREDIT AGREEMENT

                                     among

                        INTERNATIONAL WIRE GROUP, INC.,
                                  as Borrower,

                      INTERNATIONAL WIRE HOLDING COMPANY,
                                 as Guarantor,

                              The Several Lenders
                       from Time to Time Parties Hereto,

                           THE CHASE MANHATTAN BANK,
                            as Administrative Agent,

                                      and

                             BANKERS TRUST COMPANY,
                             as Documentation Agent

                     _____________________________________

                             CHASE SECURITIES INC.

                                      and

                           BT SECURITIES CORPORATION,
                                  as Arrangers

                     _____________________________________

                         Dated as of February 12, 1997


 ===============================================================================

                               TABLE OF CONTENTS

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SECTION 1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.1  Defined Terms . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.2  Other Definitional Provisions . . . . . . . . . . . . . . . .   34

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS . . . . . . . . . . . . . . . .   35
         2.1  Revolving Credit Commitments  . . . . . . . . . . . . . . . .   35
         2.2  Revolving Credit Notes  . . . . . . . . . . . . . . . . . . .   35
         2.3  Procedure for Revolving Credit Borrowing  . . . . . . . . . .   36
         2.4  Commitment Fee; Administrative Agent Fees . . . . . . . . . .   36
         2.5  Termination or Reduction of Revolving Credit Commitments  . .   36
         2.6  Term Loans  . . . . . . . . . . . . . . . . . . . . . . . . .   37
         2.7  Tranche A Term Notes  . . . . . . . . . . . . . . . . . . . .   38
         2.8  Tranche B Term Notes  . . . . . . . . . . . . . . . . . . . .   39
         2.9  Tranche C Term Notes  . . . . . . . . . . . . . . . . . . . .   40
         2.10 Procedure for Additional Term Loan Borrowing;
                Repayment of Loan . . . . . . . . . . . . . . . . . . . . .   42

         2.11  Optional Prepayments . . . . . . . . . . . . . . . . . . . .   43
         2.12  Mandatory Prepayments and Revolving Credit Commitment
                 Reduction  . . . . . . . . . . . . . . . . . . . . . . . .   44

         2.13  Conversion and Continuation Options  . . . . . . . . . . . .   47
         2.14  Minimum Amounts of Tranches  . . . . . . . . . . . . . . . .   48
         2.15  Swing Line Commitment  . . . . . . . . . . . . . . . . . . .   48

SECTION 3.  LETTERS OF CREDIT . . . . . . . . . . . . . . . . . . . . . . .   50
         3.1  The L/C Commitment  . . . . . . . . . . . . . . . . . . . . .   50
         3.2  Procedure for Issuance of Letters of Credit . . . . . . . . .   52
         3.3  Fees, Commissions and Other Charges . . . . . . . . . . . . .   53
         3.4  L/C Participations  . . . . . . . . . . . . . . . . . . . . .   53
         3.5  Reimbursement Obligation of the Borrower  . . . . . . . . . .   54
         3.6  Obligations Absolute  . . . . . . . . . . . . . . . . . . . .   55
         3.7  Letter of Credit Payments . . . . . . . . . . . . . . . . . .   55
         3.8  Letter of Credit Applications . . . . . . . . . . . . . . . .   55

SECTION 4.  GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . . . . . .   55
         4.1  Interest Rates and Payment Dates  . . . . . . . . . . . . . .   55
         4.2  Computation of Interest and Fees  . . . . . . . . . . . . . .   56
         4.3  Inability to Determine Interest Rate  . . . . . . . . . . . .   56
         4.4  Pro Rata Treatment and Payments . . . . . . . . . . . . . . .   57
         4.5  Borrowing Base Compliance . . . . . . . . . . . . . . . . . .   59
         4.6  Illegality  . . . . . . . . . . . . . . . . . . . . . . . . .   59
         4.7  Requirements of Law . . . . . . . . . . . . . . . . . . . . .   60
         4.8  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
         4.9  Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . 63

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
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         4.10  Replacement of Lender  . . . . . . . . . . . . . . . . . . .   64

SECTION 5.  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . .   64
         5.1  Financial Condition . . . . . . . . . . . . . . . . . . . . .   65
         5.2  No Change . . . . . . . . . . . . . . . . . . . . . . . . . .   66
         5.3  Corporate Existence; Compliance with Law  . . . . . . . . . .   66
         5.4  Corporate Power; Authorization; Enforceable Obligations . . .   66
         5.5  No Legal Bar  . . . . . . . . . . . . . . . . . . . . . . . .   67
         5.6  No Material Litigation  . . . . . . . . . . . . . . . . . . .   67
         5.7  No Default  . . . . . . . . . . . . . . . . . . . . . . . . .   67
         5.8  Ownership of Property; Liens  . . . . . . . . . . . . . . . .   67
         5.9  Intellectual Property . . . . . . . . . . . . . . . . . . . .   68
         5.10  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
         5.11  Federal Regulations  . . . . . . . . . . . . . . . . . . . .   68
         5.12  ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
         5.13  Investment Company Act; Other Regulations  . . . . . . . . .   69
         5.14  Subsidiaries, Etc  . . . . . . . . . . . . . . . . . . . . .   69
         5.15  Purpose of Loans . . . . . . . . . . . . . . . . . . . . . .   69
         5.16  Environmental Matters  . . . . . . . . . . . . . . . . . . .   70
         5.17  Delivery of the Camden Acquisition Documents . . . . . . . .   71
         5.18  Representations and Warranties Contained in the Camden
                 Acquisition Documents  . . . . . . . . . . . . . . . . . .   71
         5.19  Disclosure . . . . . . . . . . . . . . . . . . . . . . . . .   71
         5.20  Security Documents . . . . . . . . . . . . . . . . . . . . .   71
         5.21  Solvency . . . . . . . . . . . . . . . . . . . . . . . . . .   72
         5.22  No Fees  . . . . . . . . . . . . . . . . . . . . . . . . . .   72
         5.23  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . .   72
         5.24  Senior Debt  . . . . . . . . . . . . . . . . . . . . . . . .   72
         5.25  Labor Matters  . . . . . . . . . . . . . . . . . . . . . . .   73

SECTION 6.  CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . .   73
         6.1  Conditions to Effectiveness of Amendment and Restatement  . .   73
         6.2  Conditions to Each Loan . . . . . . . . . . . . . . . . . . .   78

SECTION 7.  AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . .   79
         7.1  Financial Statements  . . . . . . . . . . . . . . . . . . . .   79
         7.2  Certificates; Other Information . . . . . . . . . . . . . . .   80
         7.3  Payment of Obligations  . . . . . . . . . . . . . . . . . . .   81
         7.4  Conduct of Business and Maintenance of Existence  . . . . . .   81
         7.5  Maintenance of Property; Insurance  . . . . . . . . . . . . .   81
         7.6  Inspection of Property; Books and Records; Discussions  . . .   82
         7.7  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
         7.8  Environmental Laws  . . . . . . . . . . . . . . . . . . . . .   83
         7.9  Pledge of After Acquired Property . . . . . . . . . . . . . .   84

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         7.10  Pledge During Event of Default . . . . . . . . . . . . . . .   84
         7.11  Interest Rate Agreements . . . . . . . . . . . . . . . . . .   84
         7.12  Additional Subsidiaries  . . . . . . . . . . . . . . . . . .   84
         7.13  Mortgages; Mortgage Amendments; Surveys  . . . . . . . . . .   85
         7.14  Title Insurance Policy . . . . . . . . . . . . . . . . . . .   86
         7.15  Substantive Consolidation  . . . . . . . . . . . . . . . . .   86

SECTION 8.  NEGATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . .   86
         8.1  Financial Condition Covenants . . . . . . . . . . . . . . . .   86
         8.2  Limitation on Indebtedness  . . . . . . . . . . . . . . . . .   90
         8.3  Limitation on Liens . . . . . . . . . . . . . . . . . . . . .   92
         8.4  Limitation on Guarantee Obligations . . . . . . . . . . . . .   94
         8.5  Limitation on Fundamental Changes . . . . . . . . . . . . . .   95
         8.6  Limitation on Sale of Assets  . . . . . . . . . . . . . . . .   95
         8.7  Limitation on Dividends . . . . . . . . . . . . . . . . . . .   96
         8.8  Limitation on Capital Expenditures  . . . . . . . . . . . . .   97
         8.9  Limitation on Investments, Loans and Advances . . . . . . . .   98
         8.10  Limitation on Optional Payments and Modifications of Debt
                 Instruments  . . . . . . . . . . . . . . . . . . . . . . .  100
         8.11  Limitation on Transactions with Affiliates . . . . . . . . .  101
         8.12  Limitation on Sales and Leasebacks . . . . . . . . . . . . .  101
         8.13  Limitation on Changes in Fiscal Year . . . . . . . . . . . .  101
         8.14  Restrictions Affecting Subsidiaries  . . . . . . . . . . . .  101
         8.15  Limitation on Lines of Business  . . . . . . . . . . . . . .  101
         8.16  Amendments to Corporate Documents; Transaction Documents;
                 Acquisition Documents; Camden Acquisition Documents;
                 License  . . . . . . . . . . . . . . . . . . . . . . . . .  102
         8.17  Limitations on Commodity Hedging Transactions  . . . . . . .  102

SECTION 9.  EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . .  102

SECTION 10.  THE ADMINISTRATIVE AGENT . . . . . . . . . . . . . . . . . . .  105
         10.1  Appointment  . . . . . . . . . . . . . . . . . . . . . . . .  105
         10.2  Delegation of Duties . . . . . . . . . . . . . . . . . . . .  105
         10.3  Exculpatory Provisions . . . . . . . . . . . . . . . . . . .  105
         10.4  Reliance by Administrative Agent . . . . . . . . . . . . . .  106
         10.5  Notice of Default  . . . . . . . . . . . . . . . . . . . . .  106
         10.6  Non-Reliance on Administrative Agent and Other Lenders . . .  107
         10.7  Indemnification  . . . . . . . . . . . . . . . . . . . . . .  107
         10.8  Administrative Agent and the Documentation Agent in Their
                 Individual Capacity  . . . . . . . . . . . . . . . . . . .  108
         10.9  Successor Administrative Agent . . . . . . . . . . . . . . .  108
         10.10  Additional Ministerial Powers of Administrative Agent . . .  108

SECTION 11.  GUARANTEE  . . . . . . . . . . . . . . . . . . . . . . . . . .  108
         11.1  Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . .  108

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         11.2  Waiver of Subrogation  . . . . . . . . . . . . . . . . . . .  109
         11.3  Modification of Obligations  . . . . . . . . . . . . . . . .  109
         11.4  Waiver by Holdings . . . . . . . . . . . . . . . . . . . . .  109
         11.5  Reinstatement  . . . . . . . . . . . . . . . . . . . . . . .  110
         11.6  Negative Covenants . . . . . . . . . . . . . . . . . . . . .  110

SECTION 12.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . .  111
         12.1  Amendments and Waivers . . . . . . . . . . . . . . . . . . .  111
         12.2  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . .  113
         12.3  No Waiver; Cumulative Remedies . . . . . . . . . . . . . . .  114
         12.4  Survival of Representations and Warranties . . . . . . . . .  114
         12.5  Payment of Expenses and Taxes  . . . . . . . . . . . . . . .  115
         12.6  Successors and Assigns; Participations and Assignments . . .  115
         12.7  Adjustments; Set-off . . . . . . . . . . . . . . . . . . . .  118
         12.8  Counterparts . . . . . . . . . . . . . . . . . . . . . . . .  118
         12.9  Severability . . . . . . . . . . . . . . . . . . . . . . . .  119
         12.10  Integration . . . . . . . . . . . . . . . . . . . . . . . .  119
         12.11  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . .  119
         12.12  Submission To Jurisdiction; Waivers . . . . . . . . . . . .  119
         12.13  Acknowledgements  . . . . . . . . . . . . . . . . . . . . .  120
         12.14  WAIVERS OF JURY TRIAL . . . . . . . . . . . . . . . . . . .  120
         12.15  Confidentiality . . . . . . . . . . . . . . . . . . . . . .  120
         12.16  Indiana Property Transfer Laws  . . . . . . . . . . . . . .  121
         12.17  Consent to Camden Acquisition . . . . . . . . . . . . . . .  121

       AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 12, 1997, among INTERNATIONAL WIRE GROUP, INC., a Delaware corporation (the "Borrower"), INTERNATIONAL WIRE HOLDING COMPANY, a Delaware corporation ("Holdings"), CAMDEN WIRE CO., INC., a New York corporation ("Camden"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent"), and BANKERS TRUST COMPANY, as documentation agent for the Lenders hereunder (in such capacity, the "Documentation Agent").

                              W I T N E S S E T H:

       WHEREAS, the Borrower, Holdings, certain of the Lenders, the Administrative Agent and the Documentation Agent are parties to the Amended Credit Agreement, dated as of March 5, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"); and

       WHEREAS, the Borrower desires to acquire (the "Camden Acquisition") all of the capital stock of Camden from Oneida Ltd., a New York corporation ("Oneida"), pursuant to the Stock Purchase Agreement (the "Camden Stock Purchase Agreement"), dated as of January 2, 1997, among the Borrower, Camden and Oneida; and

       WHEREAS, the Borrower has requested that the Lenders consent to the Camden Acquisition; and

       WHEREAS, the Borrower has requested (i) the Tranche B Term Loan Lenders to increase their Tranche B Term Loan Commitments under the Existing Credit Agreement by an aggregate amount of $32,500,000 pursuant to which additional Tranche B Term Loans (the "Additional Tranche B Term Loans") in an aggregate amount of $32,500,000 may be made to the Borrower on the Second Amendment Closing Date, (ii) the Tranche C Term Loan Lenders to increase their Tranche C Term Loan Commitments under the Existing Credit Agreement by an aggregate amount of $32,500,000 pursuant to which additional Tranche C Term Loans (the "Additional Tranche C Term Loans"; collectively with the Additional Tranche B Term Loans, the "Second Additional Term Loans) in an aggregate amount of $32,500,000 may be made to the Borrower on the Second Amendment Closing Date and (iii) the Revolving Credit Lenders to increase the letter of credit sublimit under the Revolving Credit Commitments by $15,500,000; and

       WHEREAS, the proceeds of the Second Additional Term Loans will be used to finance the cash purchase price of the Camden Acquisition and the transaction costs associated with the Camden Acquisition, to reduce the amount of outstanding Revolving Credit Loans (without reducing the Revolving Credit Commitments) in order to allow the issuance of Letters of Credit to support the obligations with respect to the IRBs (as defined below) assumed by the Borrower in connection with the Camden Acquisition and to provide working capital to the Borrower; and

       WHEREAS, (i) certain Tranche B Term Loan Lenders and certain Tranche C Term Loan Lenders are willing to provide the Second Additional Term Loans, (ii) the Revolving Credit Lenders are willing to increase the letter of credit sublimit under the Revolving Credit Commitments by $15,500,000 and (iii) the Lenders are willing to consent to the Camden Acquisition, but in each case only on the terms and conditions hereof; and

       WHEREAS, all of the Obligations of the Borrower hereunder will be secured by certain collateral described in the Security Documents; and

       NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

                            SECTION 1.  DEFINITIONS

       1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

              "Acknowledgment and Confirmation of Domestic Subsidiaries' Guarantee": the Acknowledgment and Confirmation of Domestic Subsidiaries' Guarantee made by the Domestic Subsidiaries in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-18, as the same may be amended, supplemented or otherwise modified from time to time.

              "Acknowledgment and Confirmation of Borrower Pledge Agreement and Borrower Security Agreement": the Acknowledgment and Confirmation of Borrower Pledge Agreement and Borrower Security Agreement made by the Borrower in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-19, as the same may be amended, supplemented or otherwise modified from time to time.

              "Acquisition": the collective reference to the Silicones Acquisition, the DAW Acquisition, the Albion Acquisition and the Hoosier Merger.

              "Acquisition Documents": the collective reference to the DAW Asset Purchase Agreement, Albion Asset Purchase Agreement, Hoosier Merger Agreement, Silicones Asset Purchase Agreement, Dekko Escrow Agreement and all other agreements, instruments or certificates executed in connection with the Acquisition, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.16.

              "Additional Term Loans": the collective reference to the Additional Tranche A Term Loans and the Tranche C Term Loans.

              "Additional Tranche A Term Loan":  as defined in subsection 2.6.

              "Additional Tranche A Term Loan Commitment": as to any Tranche A Term Loan Lender, its obligation to make an Additional Tranche A Term Loan to the

       Borrower pursuant to subsection 2.6 of this Agreement in an aggregate amount not to exceed the amount set forth opposite such Tranche A Term Loan Lender's name in Schedule 1.1 under the heading "Additional Tranche A Term Loan Commitment."

              ""Additional Tranche B Term Loan":  as defined in subsection 2.6.

              "Additional Tranche B Term Loan Commitment": as to any Tranche B Term Loan Lender, its obligation to make an Additional Tranche B Term Loan to the Borrower pursuant to subsection 2.6 of this Agreement in an aggregate amount not to exceed the amount set forth opposite such Tranche B Term Loan Lender's name in Schedule 1.1 under the heading "Additional Tranche B Term Loan Commitment."

              "Additional Tranche C Term Loan":  as defined in subsection 2.6.

              "Additional Tranche C Term Loan Commitment": as to any Tranche C Term Loan Lender, its obligation to make an Additional Tranche C Term Loan to the Borrower pursuant to subsection 2.6 of this Agreement in an aggregate amount not to exceed the amount set forth opposite such Tranche C Term Loan Lender's name in Schedule 1.1 under the heading "Additional Tranche C Term Loan Commitment."

              "Administrative Agent": as defined in the preamble to this Agreement.

              "Affected Eurodollar Loans":  as defined in subsection 2.12(j).

              "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 51% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

              "Agreement": this Amended and Restated Credit Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time.

             "Albion":  Albion Wire, Inc., an Indiana corporation.

              "Albion Acquisition": the purchase by Wire Technologies of certain assets of Albion pursuant to the Albion Asset Purchase Agreement.

              "Albion Asset Purchase Agreement": the Asset Purchase Agreement dated as of March 5, 1996, among Albion, Holdings, the Borrower and Wire Technologies.

              "Alternate Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of
       (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof:

       "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board of Governors of the Federal Reserve System (the "Board") through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it; and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate, or both, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

              "Alternate Base Rate Loans": Loans at such time as they are made and/or being maintained at a rate of interest based upon the Alternate Base Rate.

              "Amendment Closing Date": the date on which the Lenders made their Additional Term Loans (March 5, 1996).

              "Applicable Margin": for each Type of Loan, the rate per annum set forth under the relevant column heading below:

Alternate Base Rate Loans
-------------------------
Type                                                   Applicable Margin
----                                                   -----------------
Tranche A Term Loans                                   1-1/2%
Tranche B Term Loans                                   2%
Tranche C Term Loans                                   2-1/2%
Revolving Credit Loans                                 1-1/2%
  (including Swing Line Loans)

Eurodollar Rate Loans
---------------------
Type                                                   Applicable Margin
----                                                   -----------------
Tranche A Term Loans                                   2-1/2%
Tranche B Term Loans                                   3%
Tranche C Term Loans                                   3-1/2%
Revolving Credit Loans                                 2-1/2%

       ; provided that in the event that the ratio of Consolidated Total Debt of the Borrower and its Subsidiaries to Consolidated EBITDA of the Borrower and its Subsidiaries, as most recently determined in accordance with subsection 8.1(c), is as set forth in the relevant column heading below for any quarterly period, any such Applicable Margin with respect to Tranche A Term Loans and Revolving Credit Loans (including in the case of Alternate Base Rate Loans, Swing Line Loans) shall be as provided in the relevant column heading below, but in no event shall any such reductions be effective prior to the first anniversary of the Amendment Closing Date:

Relevant Ratio of Consolidated                                Applicable Margin
Total Debt to Consolidated             Applicable Margin For  for Alternate Base
EBITDA                                 Eurodollar Loans       Rate Loans
-------------------------------        --------------------   ------------------
4.00x and above                               2-1/2%                1-1/2%

3.75x to but excluding 4.00x                  2-1/4%                1-1/4%

3.50x to but excluding 3.75x                    2%                    1%

3.00x to but excluding 3.50x                  1-3/4%                 3/4%

Below 3.00x                                   1-1/2%                 1/2%

       if the financial statements required to be delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 7.2(b), are delivered on or prior to the date when due (or, in the case of the fourth quarterly period of each fiscal year of the Borrower, if financial statements which satisfy the requirements of, and are delivered within the time period specified in, subsection 7.l(b) and a related compliance certificate which satisfies the requirements of, and is delivered within the time period specified in, subsection 7.2(b), with respect to any such quarterly period are so delivered within such time periods), then the Applicable Margin in respect of the Revolving Credit Loans and the Tranche A Term Loans from the date upon which such financial statements were delivered shall be the Applicable Margin as set forth in the relevant column heading above; provided, however, that in the event that the financial statements delivered pursuant to subsection 7.1(a) or 7.1(b), as applicable, and the related compliance certificate required to be delivered pursuant to subsection 7.2(b), are not delivered when due, then:

                     (a) if such financial statements and certificate are delivered after the date such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin increases from that previously in effect as a result of the delivery of such financial statements and certificate, then the Applicable Margin in respect of Revolving Credit Loans (including in the case of Alternate Base Rate Loans, Swing Line Loans) and Tranche A Term Loans during the period from the date upon which such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) until the date upon which they actually are delivered shall, except as otherwise provided in clause (c) below, be the Applicable Margin as so increased;

                     (b) if such financial statements and certificate are delivered after the date such financial statements and certificate were required to be delivered (without giving effect to any applicable cure period) and the Applicable Margin decreases from that previously in effect as a result of the delivery of such financial statements and certificate, then such decrease in the Applicable Margin shall not become applicable until the date upon which such financial statements and certificate actually are delivered; and

                     (c) if such financial statements and certificate are not delivered prior to the expiration of the applicable cure period, then, effective upon such expiration, for the period from the date upon which such financial statements and certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are delivered, the Applicable Margin in respect of Revolving Credit Loans (including in the case of Alternate Base Rate Loans, Swing Line Loans) and Tranche A Term Loans shall be 2-1/2%, in the case of Eurodollar Loans, and 1-1/2%, in the case of Alternate Base Rate Loans (it being understood that the foregoing shall not limit the rights of the Administrative Agent and the Lenders set forth in Section 9).

              "Asset Sale": any sale, transfer or other disposition (including any sale and leaseback of assets and any sale of accounts receivable in connection with a receivable financing transaction) by the Borrower or any of its Subsidiaries of any property of the Borrower or any such Subsidiary (including property subject to any Lien under any Security Document), other than as permitted pursuant to subsection 8.6(a), (b), (c) (provided that, except with respect to the loss or condemnation of all or substantially all of the assets of the Borrower and its Subsidiaries, the proceeds from such casualty or condemnation (including insurance) are used to replace or rebuild the lost or condemned assets within the time period specified in subsection 2.12(f)) or (d) through (h).

              "Assignee": as defined in subsection 12.6(c).

              "Assignment (Acquisition)": the Assignment made by the Borrower in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-12, as the same may be amended, supplemented or otherwise modified from time to time.

              "Assignment (Chinese Joint Venture)": the Assignment made by OWI in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-13, as the same may be amended, supplemented or otherwise modified from time to time.

              "Assignment (GE Contract)": the Assignment made by Wirekraft Industries in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-14, as the same may be amended, supplemented or otherwise modified from time to time.

              "Assignments": the collective reference to the Assignment (Acquisition), the Assignment (Chinese Joint Venture) and the Assignment (GE Contract).

              "Assignment and Acceptance": an assignment and acceptance entered into by a Lender or an assignee, substantially in the form of Exhibit E.

              "Available Revolving Credit Commitment": as to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Revolving Credit Lender's Revolving Credit Commitment over (b) the aggregate of (i) the aggregate unpaid principal amount at such time of all Revolving Credit Loans made by such Revolving Credit Lender, (ii) an amount equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of the aggregate unpaid principal amount at such time of all Swing Line Loans, provided that for purposes of calculating Available Revolving Credit Commitments pursuant to subsection 2.4 such amount shall be zero, and (iii) an amount equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of the Letter of Credit Outstandings at such time; collectively, as to all the Lenders, the "Available Revolving Credit Commitments."

              "Borrower":  as defined in the preamble to this Agreement.

              "Borrower Guarantee": the Guarantee by the Borrower in favor of the Administrative Agent for the ratable benefit of the Lenders of Camden's obligations and liabilities under any Letters of Credit issued for the account of Camden, substantially in the form of Exhibit B-23, as the same may be amended, supplemented or otherwise modified from time to time.

              "Borrower Pledge Agreement": the Pledge Agreement made by the Borrower in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-3, as the same may be amended, supplemented or otherwise modified from time to time.

              "Borrower Security Agreement": the Security Agreement made by the Borrower in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-7, as the same may be amended, supplemented or otherwise modified from time to time.

              "Borrowing Base": an amount equal to the sum of (a) 75% of "accounts receivable" plus (b) 50% of "inventory" plus (c) $10,000,000 minus any accounts receivable and/or inventory securing any amounts borrowed pursuant to subsection 8.2(i)(iii). For purposes of determining the amount of the Borrowing Base, the terms "accounts receivable" and "inventory" are used herein as such terms are used and/or defined in the consolidated balance sheet of the Borrower and its Subsidiaries at the end of the prior month for which the Borrowing Base is being calculated.

              "Borrowing Date": any Business Day specified in a notice pursuant to subsection 2.3 or 2.15 as a date on which the Borrower requests Lenders to make Loans hereunder.

              "Business": the collective reference to the Dekko Business, the Omega Business, the Wirekraft Business and the Camden Business.

              "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close, provided that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which commercial banks are not open for dealing in Dollar deposits in the London interbank market.

                 "Camden":  as defined in the preamble hereto.

              "Camden Acquisition":  as defined in the recitals hereto.

              "Camden Acquisition Documents": the collective reference to the Camden Stock Purchase Agreement and all other agreements, instruments or certificates executed in connection with the Camden Acquisition, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.16.

              "Camden Business": Camden's business of designing, manufacturing and marketing non-insulated copper wire acquired by the Borrower pursuant to the Camden Acquisition.

              "Camden Guarantee": the Guarantee by Camden in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-20, as the same may be amended, supplemented or otherwise modified from time to time.

              "Camden Patent Security Agreement": the Patent Security Agreement made by Camden in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-21, as the same may be amended, supplemented or otherwise modified from time to time.

              "Camden Security Agreement": the Domestic Subsidiary Security Agreement made by Camden in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-8, as the same may be amended, supplemented or otherwise modified from time to time.

              "Camden Stock Purchase Agreement": as defined in the recitals hereto.

              "Camden Trademark Security Agreement": the Trademark Security Agreement made by Camden in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-22, as the same may be amended, supplemented or otherwise modified from time to time.

              "Capital Expenditures": expenditures (including, without limitation, obligations created under Financing Leases and purchase money Indebtedness in the year in which created but excluding payments made thereon) of the Borrower and its Subsidiaries in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly expensed in accordance with GAAP and excluding the Acquisition and the Camden Acquisition).

              "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

              "C/D Assessment Rate": for any day as applied to the Base CD Rate, the net annual assessment rate (rounded upward to the nearest 1/100th of 1%) determined by Chase to be payable on such day to the Federal Deposit Insurance Corporation or any successor ("FDIC") for FDIC's insuring time deposits made in Dollars at offices of Chase in the United States.

              "C/D Reserve Percentage": for any day as applied to the Base CD Rate, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor), for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion Dollars in respect of new non-personal time deposits in Dollars in New York City having a three month maturity and in an amount of $100,000 or more.

              "Cash Equivalents": (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit, time deposits, overnight bank deposits, bankers acceptances and repurchase agreements of any commercial bank which has capital and surplus in excess of $100,000,000 having maturities of one year or less from the date of acquisition, (c) commercial paper of an issuer rated at least A-2 by Standard & Poor's Corporation or P-2 by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments, (d) money market accounts or funds with or issued by Qualified Issuers, (e) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (b) above and
       (f) demand deposit accounts maintained in the ordinary course of business with any Lender or with any bank that is not a Lender not in excess of $100,000 in the aggregate on deposit with any such bank.

              "Change of Control": Hicks, Muse, Tate & Furst Incorporated, Mills & Partners, Inc. and/or their respective Affiliates ("HMTFI") shall cease to have the power, directly or indirectly, to vote or direct the voting of securities having a majority of the ordinary voting power for the election of directors of Holdings, provided that the occurrence of the foregoing event shall not be deemed a Change of Control if (a) at any time prior to the consummation of an Initial Public Offering, and for any reason whatever, (i) HMTFI otherwise has the right to designate (and does so designate) a majority of the board of directors of Holdings or (ii) HMTFI and its employees, directors and officers (the "HMTFI Group") own of record and beneficially an amount of common stock of Holdings equal to at least 50% of the amount of common stock of Holdings owned by the HMTFI Group of record and beneficially as of the Closing Date and such ownership by the HMTFI Group represents the largest single block of voting securities of Holdings held by any Person or related group for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (b) at any time after the consummation of an Initial Public Offering, and for any reason whatever,
       (i) HMTFI shall own greater than 10% of the outstanding common stock of Holdings, (ii) any "Person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding HMTFI, is not or shall not become the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of a greater percentage of voting stock of Holdings than is owned by HMTFI and (iii) the board of directors of Holdings shall consist of a majority of Continuing Directors.

              "Chase":  The Chase Manhattan Bank (formerly known as Chemical
       Bank).

              "Closing Date": the date on which the Lenders made their initial Loans (June 12, 1995).

              "Code": the Internal Revenue Code of 1986, as amended from time to time.

              "Commitment Letter": the commitment letter relating to this Agreement and the Camden Acquisition dated December 26, 1996 addressed to the Borrower from Chase, CSI, Bankers Trust Company and BT Securities Corporation and all exhibits thereto, as the same may be amended, supplemented or otherwise modified from time to time.

              "Commitment Percentage": as to any Lender, at any time, the percentage of the aggregate Revolving Credit Commitments and Term Loan Commitments constituted by such Lender's Revolving Credit Commitment and Term Loan Commitment.

              "Commitments": the collective reference to the Revolving Credit Commitments, the Swing Line Commitment, the Term Loan Commitments and the L/C Commitment; individually, a "Commitment."

              "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

              "Consolidated Current Assets": at any date, the amount which, in conformity with GAAP, would be set forth opposite the caption "Total Current Assets" (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, except that there shall be excluded therefrom cash and Cash Equivalents and equipment and other fixed assets held for sale.

              "Consolidated Current Liabilities": at any date, the amount which, in conformity with GAAP, would be set forth opposite the caption "Total Current Liabilities" (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, except that there shall be excluded therefrom the current portion of (a) all Loans and, (b) all long-term Indebtedness for borrowed money (including Financing Leases) in each case, to the extent included therein.

              "Consolidated EBITDA": for any period, with respect to any Person, Consolidated Net Income of such Person for such period (A) plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of
       (i) total income and franchise tax expense, (ii) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions and discounts and other fees and charges associated with Indebtedness, (iii) depreciation and amortization expense, (iv) amortization of intangibles (including, but not limited to, goodwill and organization costs (including, with respect to the Borrower, costs associated with the Camden Acquisition, the Acquisition, the Omega

       Acquisition, the Mergers and the Wirekraft Acquisition)), (v) other noncash charges (including non-cash currency exchange losses), (vi) any extraordinary and unusual losses (including losses on sales of assets other than inventory sold in the ordinary course of business) other than any loss from any discontinued operation and (vii) restructuring costs expensed in fiscal years 1996 and 1997 as contemplated in connection with the Acquisition in an aggregate amount not exceeding $8,000,000, which shall include, but not be limited to costs associated with plant shutdowns, severance and relocations, and (B) minus, without duplication and to the extent reflected as a credit or gain in the statement of such Consolidated Net Income for such period, the sum of (i) any extraordinary and unusual gains (including gains on the sales of assets, other than inventory sold in the ordinary course of business) other than any income from discontinued operations and (ii) other noncash credits or gains (including non-cash currency exchange gains).

              "Consolidated Net Income": for any period, with respect to any Person, the amount which, in conformity with GAAP, would be set forth opposite the caption "Net Income/(Loss)" (or any like caption) on a consolidated statement of operations of such Person and its Subsidiaries for such period.

              "Consolidated Total Debt": at a particular date, with respect to the Borrower, the aggregate principal amount of Indebtedness outstanding under this Agreement, the Senior Subordinated Notes, Financing Leases, purchase money Indebtedness and any other Indebtedness for borrowed money of the Borrower and its Subsidiaries at such date.

              "Consolidated Working Capital": at any date, the excess of Consolidated Current Assets at such date over Consolidated Current Liabilities at such date.

              "Continuing Directors": the directors of Holdings on the Closing Date and each other director, if, in each case, such other director's nomination for election to the board of directors of Holdings is recommended by a majority of the then Continuing Directors or such other director receives the vote of HMTFI in his or her election by the shareholders.

              "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

              "Credit Parties": the collective reference to Holdings, the Borrower and (after giving effect to the Camden Acquisition) each of their respective Subsidiaries which from time to time is a party to any Loan Document.

              "CSI": Chase Securities Inc. (formerly known as Chemical Securities Inc.)

              "DAW":  Dekko Automotive Wire, Inc., an Indiana corporation.

              "DAW Acquisition": the purchase by Wire Technologies of certain assets of DAW pursuant to the DAW Asset Purchase Agreement.

              "DAW Asset Purchase Agreement": the Asset Purchase Agreement dated as of March 5, 1996, among DAW, Holdings, the Borrower and Wire Technologies.

              "Default": any of the events specified in Section 9, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

              "Dekko": the collective reference to DAW, Albion, Hoosier and Silicones.

              "Dekko Business": Albion's, DAW's, Hoosier's and Silicones' business of designing, manufacturing and marketing noninsulated and insulated wire and wire products acquired by the Borrower pursuant to the Acquisition.

              "Dekko Escrow Agreement": the Escrow Agreement among Wire Technologies, Albion, DAW, Silicones, Dekko Group Services LLC (individually and as representative and agent for the shareholders of Hoosier) and Fort Wayne National Bank, as escrow agent.

              "Documentation Agent": as defined in the preamble to this Agreement.

              "Dollars" and "$": dollars in lawful currency of the United States of America.

              "Domestic Subsidiaries' Guarantee": the Guarantee by the Domestic Subsidiaries party thereto in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-1, as the same may be amended, supplemented or otherwise modified from time to time.

              "Domestic Subsidiary": any Subsidiary of the Borrower or Holdings other than a Foreign Subsidiary.

              "Domestic Subsidiaries Pledge Agreement": the Pledge Agreement made by each of Omega, OWI, Wirekraft, WB Holdings and Wirekraft Industries in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-4, as the same may be amended, supplemented or otherwise modified from time to time.

              "Domestic Subsidiary Security Agreements": the collective reference to the Security Agreements made by each Domestic Subsidiary in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-8, as the same may be amended, supplemented or otherwise modified from time to time.

              "ECM": Electro Componentes de Mexico, S.A. de C.V., a Mexican corporation.

              "ECM Acquisition Note": the promissory note dated January 1, 1995, in the original principal amount of $4,687,000, executed by ECM, originally payable to GE and successively endorsed by (a) GE to Wirekraft, (b) Wirekraft to WB Holdings, and (c) WB Holdings to Wirekraft Industries, as the same may be amended, supplemented or otherwise modified from time to time.

              "ECM Holdings":  ECM Holding Company, a Delaware corporation.

              "ECM Notes": the collective reference to the ECM VAT Note, the ECM Acquisition Note, the ECM Revolving Note and all other promissory notes or similar instruments from time to time evidencing Indebtedness of ECM to Wirekraft, and all promissory notes and similar instruments issued in substitution, replacement or exchange therefor.

              "ECM Revolving Note": the promissory note dated January 1, 1995, in the original principal amount of $10,000,000, executed by ECM and payable to Wirekraft, as the same may be amended, supplemented or otherwise modified from time to time.

              "ECM VAT Note": the promissory note dated January 1, 1995, in the original principal amount of $1,973,500, executed by ECM and payable to Wirekraft, as the same may be amended, supplemented or otherwise modified from time to time.

              "Environmental Laws": any applicable foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, legally binding requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

              "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

              "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System.


              "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the rate at which Chase is offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

              "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

              "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
                    1.00 - Eurocurrency Reserve Requirements

              "Event of Default": any of the events specified in Section 9, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

              "Excess Cash Flow": for any fiscal year of the Borrower, the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year (calculated for purposes of this definition without giving effect to clause (vii) of the definition of Consolidated EBITDA),
       (ii) the amount of returned surplus assets of any Plan during such fiscal year to the extent not included in Consolidated Net Income to determine Consolidated EBITDA for such fiscal year, (iii) decreases in Consolidated Working Capital of the Borrower and its Subsidiaries for such fiscal year, (iv) the amount of any refund received by the Borrower and its Subsidiaries on taxes paid by the Borrower and its Subsidiaries (other than the Sellers Tax Escrow Amount), (v) cash dividends, cash interest and other similar cash payments received by the Borrower in respect of investments to the extent not included in Consolidated Net Income to determine Consolidated EBITDA for such fiscal year and (vi) extraordinary cash gains to the extent subtracted or otherwise not included in Consolidated Net Income to determine Consolidated EBITDA for such fiscal year over (b) the sum, without duplication, of (i) the aggregate amount of cash Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal year and permitted hereunder (other than Capital Expenditures permitted under subsection 8.8(b)), (ii) the aggregate amount of all reductions of the Revolving Credit Commitments (to the extent such reductions are accompanied by prepayment of Revolving Credit Loans, Swing Line Loans and/or L/C Obligations) or payments or prepayments of the Term Loans during such fiscal year other than pursuant to subsection 2.12(a), (b) or (c), (iii) the aggregate amount of payments of principal in respect of any Indebtedness (other than revolving credit Indebtedness to the extent the related commitment is not permanently reduced) permitted hereunder during such fiscal year (other than under this Agreement), (iv) increases in Consolidated Working Capital of the Borrower and its Subsidiaries for such fiscal year, (v) cash interest expense of the Borrower and its Subsidiaries for such fiscal year, (vi) taxes actually paid in such fiscal year or to be paid in the subsequent fiscal year on account of such fiscal year to the extent added to Consolidated Net Income to determine Consolidated EBITDA for such fiscal year, (vii) extraordinary cash losses to the extent added to Consolidated Net Income to determine Consolidated EBITDA for such fiscal year, (viii) the amount of all Investments made in such fiscal year as permitted by clauses (d), (h) and (j) of subsection 8.9 and (ix) dividends or other direct payments paid by the Borrower to or for the benefit of Holdings to the extent permitted by subsection 8.7(a) to the extent not subtracted in the determination of Consolidated Net Income of the Borrower for such fiscal year. For purposes of determining changes in Consolidated Working Capital, the working capital acquired in connection with the Acquisition and the Camden Acquisition will be excluded.

              "Exchange":  as defined in subsection 8.2(o).

              "Exchange Agreements": the collective reference to (a) the Omega Common Stock Exchange Agreement dated June 2, 1995 among Holdings and certain other parties named as exchanging shareholders therein, (b) the Omega Class A Common Stock Exchange Agreement dated June 2, 1995 among Holdings and certain other parties named as exchanging shareholders therein, (c) the Junior Note Exchange Agreement dated June 2, 1995 among Holdings and certain other parties named as exchanging noteholders therein, (d) the Wirekraft Common Stock Exchange Agreement dated June 2, 1995 among Holdings and certain other parties named as exchanging shareholders therein, (e) the Wirekraft Director Common Stock Exchange Agreement dated June 2, 1995 among Holdings and certain other parties named as exchanging shareholders therein and (f) the Wirekraft Class A Common Stock Exchange Agreement dated June 2, 1995 among Holdings and certain other parties named as exchanging shareholders therein, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.16; individually an "Exchange Agreement".

              "Exchange Notes": the $10,000,000 aggregate principal amount (as such amount may be increased due to accumulated dividends on the Preferred Stock at the time of exchange) of 14% Senior Subordinated Exchange Notes due June 1, 2005 of the Borrower to be issued to holders of the Preferred Stock in exchange for the Preferred Stock pursuant to the terms of the Preferred Stock.

              "Excluded Leased Properties": the collective reference to the real properties leased by the Borrower or any of its Subsidiaries described on Part III of Schedule 5.20, including all buildings, improvements, structures and fixtures now or subsequently located thereon.

              "Existing Credit Agreement": as defined in the recitals to this Agreement.

              "Fee Properties": the collective reference to the real properties owned in fee by the Borrower and its Subsidiaries described on Part I of Schedule 5.20, including all buildings, improvements, structures and fixtures now or subsequently located thereon.

              "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

              "Foreign Subsidiary": any Subsidiary of the Borrower or Holdings which is organized under the laws of any jurisdiction outside of the United States of America.

              "Foreign Subsidiary Pledge Agreement": the Pledge Agreement made by ECM Holdings in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-5, as the same may be amended, supplemented or otherwise modified from time to time.

              "GAAP": the generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board and the rules and regulations of the Securities and Exchange Commission, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances of the Borrower as of the date of determination except that for purposes of subsection 8.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements referred to in subsection 5.1. In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "Accounting Changes" means: changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the Securities and Exchange Commission (or successors thereto or agencies with similar functions).

              "GE":  General Electric Company, a New York corporation.

              "GE Contract": the Parts Sourcing Contract dated as of December 2, 1994, between Wirekraft Industries and GE, as amended.

              "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

              "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the board of directors of such Person in good faith.

              "Guarantees": the collective reference to the Holdings Guarantee, the Borrower Guarantee, the Domestic Subsidiaries' Guarantee, the Wire Technologies Guarantee, the Camden Guarantee and each other guarantee executed and delivered by a Domestic Subsidiary pursuant to subsection 7.12.

              "HM Funds": as defined in the definition of Holdings Stock Purchase Agreement.

              "HMTFI":  as defined in the definition of "Change of Control".

              "Holdings":  as defined in the preamble to this Agreement.

              "Holdings Deferred Obligation": the obligation of Holdings to issue to the HM Funds not less than $15,159,789 worth of its common stock pursuant to and in connection with the terms of the Merger Agreement within thirty days of the Closing Date.

              "Holdings Guarantee": the guarantee made by Holdings in favor of the Administrative Agent for the ratable benefit of the Lenders in
       Section 11 of this Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

              "Holdings Pledge Agreement": the Pledge Agreement made by Holdings in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-2, as the same may be amended, supplemented or otherwise modified from time to time.

              "Holdings Stock Purchase Agreement": the Holdings Stock Purchase Agreement dated as of June 15, 1995 between Holdings, Hicks, Muse, Tate & Furst Equity Fund II, L.P. ("HM Fund II") and Hicks, Muse & Co. Partners, L.P. ("HM L.P." and together with HM Fund II the "HM Funds"), as the same may be amended, supplemented or otherwise modified from time to time.

              "Hoosier":  Hoosier Wire Inc., an Indiana corporation.

              "Hoosier Merger": the merger of Wire Technologies into Hoosier pursuant to the Hoosier Merger Agreement.

              "Hoosier Merger Agreement": the Agreement and Plan of Merger dated as of March 5, 1996, among Hoosier, Group Dekko Services, LLC, the Borrower and Wire Technologies.

              "Indebtedness": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices, which are not more than 90 days past due, and accrued expenses incurred in the ordinary course of business) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations under Interest Rate Agreements, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of bankers' acceptances or similar instruments issued or created for the account of such Person, and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof; provided however, that the amount of such Indebtedness of any Person described in this clause (e) shall, for purposes of this Agreement, be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property or asset encumbered, as determined by such Person in good faith.

              "Initial Public Offering": means an underwritten public offering of Capital Stock of the Borrower, Holdings or the corporate parent of Holdings pursuant to a registration statement filed with the Securities and Exchange Commission in accordance with the Securities Exchange Act of 1933, as amended.

              "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

              "Insolvent":  pertaining to a condition of Insolvency.

              "Intellectual Property":  as defined in subsection 5.9.

              "Interest Coverage Ratio": for any period, with respect to the Borrower and its Subsidiaries, the ratio of (a) Consolidated EBITDA to
       (b) consolidated cash interest expense (including any such cash interest expense in respect of Indebtedness under Financing Leases and purchase money Indebtedness permitted under subsection 8.2(e)) of the Borrower and its Subsidiaries net of cash interest income (such consolidated cash interest expense to include fees payable on account of letters of credit but to exclude amortization of debt discount (including discount of liabilities and reserves established under Accounting Principles Board Opinion No. 16 as in effect on the date hereof) and costs of debt issuance) of the Borrower and its Subsidiaries.

              "Interest Payment Date": (a) as to any Alternate Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and, if such Alternate Base Rate Loan is a Term Loan, the date of each payment of principal thereof, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months or a whole multiple thereof, after the first day of such Interest Period as well as the last day of such Interest Period.

              "Interest Period":  (a) with respect to any Eurodollar Loan:

                     (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months, thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                     (ii) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

       provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                     (1) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                     (2) no Interest Period shall extend beyond the Revolving Credit Commitment Termination Date in the case of Revolving Credit Loans or the date final payment is due on the Term Loans in the case of Term Loans;

                     (3) no Interest Period with respect to the Term Loans shall extend beyond any date upon which repayment of principal thereof is required to be made pursuant to subsection 2.7, 2.8 or
              2.9 if, after giving effect to the selection of such Interest Period, the aggregate principal amount of Term Loans with Interest Periods ending after such date would exceed the aggregate principal amount of Term Loans permitted to be outstanding after such scheduled repayment; and

                     (4) any Interest Period pertaining to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

              "Interest Rate Agreement": any interest rate protection agreement, interest rate future, interest rate option, interest rate cap or other interest rate hedge arrangement, to or under which the Borrower is a party or a beneficiary on the date hereof or becomes a party or a beneficiary after the date hereof.

                  "Investments": as defined in subsection 8.9.

              "IRBs": the collective reference to (i) the $6,500,000 City of El Paso Industrial Development Authority, Incorporated Industrial Revenue Bonds (Camden Wire Co., Inc. Project) Series 1996 and (ii) the $9,000,000 City of Pine Bluff, Arkansas Variable Rate Demand Industrial Development Refunding and Construction Revenue Bonds (Camden Wire Project), Series 1985 dated August 1, 1985.

              "Issuing Lender": Chase or any of its Affiliates or, with the approval of Chase, any of the other Lenders which chooses to be an Issuing Lender, in its capacity as issuer of each Letter of Credit.

              "Junior Subordinated Debt": the unsecured junior subordinated debt securities of OWC in an aggregate principal not in excess of $15,000,000 issued as of March 31, 1995, as the same may have been amended, supplemented or otherwise modified from time to time prior to the Closing Date in accordance with the terms of the Omega Credit Agreement.

              "L/C Commitment": the Issuing Lender's obligation to open Letters of Credit pursuant to Section 3 of this Agreement.

              "L/C Obligation": the obligation of the Borrower or Camden, as the case may be, to reimburse the Issuing Lender in accordance with the terms of this Agreement and the related Letter of Credit Application for any payment made by the Issuing Lender under any Letter of Credit.

              "L/C Participating Interest": with respect to any Letter of Credit (a) in the case of the Issuing Lender with respect thereto, its interest in such Letter of Credit and any Letter of Credit Application relating thereto after giving effect to the granting of participating interests therein, if any, pursuant hereto and (b) in the case of each Participating Lender, its undivided participating interest in such Letter of Credit and any Letter of Credit Application relating thereto.

              "L/C Participation Certificate": a certificate in substantially the form of Exhibit C.

              "Leased Properties": the collective reference to the real properties leased by the Borrower and its Subsidiaries described on Part II of Schedule 5.20 (other than the Excluded Leased Properties) including all buildings, improvements, structures and fixtures now or subsequently located thereon and owned or leased by the Borrower.

              "Lenders":  as defined in the preamble to this Agreement.

              "Letter of Credit": any Standby L/C or Trade L/C, collectively, the "Letters of Credit."

              "Letter of Credit Application": with respect to (a) a Standby L/C, a Standby L/C Application and (b) a Trade L/C, a Trade L/C Application; collectively, the "Letter of Credit Applications."

              "Letter of Credit Outstandings": at any date, the sum of (a) the aggregate amount then available to be drawn under all outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to subsection 3.5.

              "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

              "Loan":  any loan made by any Lender pursuant to this Agreement.

              "Loan Documents": the collective reference to this Agreement, any Notes, the Letters of Credit, the Letter of Credit Applications, the Guarantees and the Security Documents.

              "Material Adverse Effect": a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of Holdings, the Borrower and their Subsidiaries, taken as a whole, or, prior to the consummation of the Camden Acquisition, the Camden Business taken as a whole, (b) the ability of Holdings, the Borrower and each of their Subsidiaries, taken as a whole, to perform their respective obligations under this Agreement or any of the other Loan Documents, the Acquisition Documents or the Camden Acquisition Documents or (c) the validity or enforceability of this Agreement or any of the other Loan Documents, the Acquisition Documents, the Camden Acquisition Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

              "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, friable asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

              "Merger Agreements": the Agreement and Plan of Merger dated as of June 2, 1995 by and among Holdings, Omega Acquisition Company, WAC, Wirekraft and OWC as amended by First Amendment to Agreement and Plan of Merger dated June 12, 1995 and all other agreements, instruments or certificates executed in connection with the Mergers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.16.

              "Merger Documents": the collective reference to the Merger Agreements and the Exchange Agreements.

              "Mergers": the collective reference to the Wirekraft Merger and the Omega Merger.

              "Mortgaged Properties": the collective reference to each of the Fee Properties and the Leased Properties.

              "Mortgages": the collective reference to each of the mortgages and deeds of trust encumbering each of the Mortgaged Properties to be executed and delivered by the Borrower and its Subsidiaries, substantially in the form of Exhibit B-11, with such modifications as are determined by Administrative Agent as necessary or desirable to create a valid and enforceable first mortgage Lien securing the obligations and liabilities of the Borrower or any guarantor under the Loan Documents, as the same may be amended, supplemented, replaced, restated, or otherwise modified from time to time.

              "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

              "Net Cash Proceeds": (a) in connection with any Asset Sale (including any sale and leaseback of assets and any sale of accounts receivable in connection with a receivables financing transaction) the cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale net of all reasonable attorneys' fees, accountants' fees, investment banking fees, survey costs, title insurance premiums, required debt payments (other than pursuant hereto) and other customary fees actually incurred and satisfactorily documented in connection therewith and net of taxes paid or reasonably expected to be payable as a result thereof and net of purchase price adjustments reasonably expected to be payable in connection therewith and (b) in connection with any issuance by Holdings or any of its Subsidiaries of equity or debt securities or instruments or any Permitted Issuance or the incurrence of loans other than Indebtedness permitted by subsection
       8.2 or subsection 11.6(i), the cash proceeds received from such issuance, net of all reasonable investment banking fees, legal fees, accountants fees, underwriting discounts and commissions and other customary fees and expenses, actually incurred and satisfactorily documented in connection therewith; provided however that, with respect to any issuance of debt instruments or securities as described in clause
       (b) above, only in the event that such net cash proceeds are used to refinance any Indebtedness permitted by this Agreement, then such net cash proceeds shall not constitute "Net Cash Proceeds" for the purpose of this Agreement.

              "Nonconsenting Lender":  as defined in subsection 4.10.

              "Non-Excluded Taxes":  as defined in subsection 4.8.

              "Non-Funding Lender":  as defined in subsection 4.4(c).

              "Notes": the collective reference to the Revolving Credit Notes, the Swing Line Note and the Term Notes.

              "Obligations": the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or to the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any Notes or the other Loan Documents or any Interest Rate Agreement entered into with a Lender pursuant to subsection 7.11 and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the

       Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of this Agreement) or otherwise.

              "Omega":  THL-Omega Holding Corporation, a Delaware corporation.

              "Omega Acquisition": the acquisition of all of the Capital Stock of Omega and its Subsidiaries by OWC pursuant to and in accordance with the Omega Acquisition Documents.

              "Omega Acquisition Agreement": the Stock Purchase Agreement dated as of March 14, 1995, between OWC and Omega and certain other parties set forth therein (collectively, the "Sellers"), together with all schedules and exhibits thereto, as the same may be amended, supplemented or otherwise modified in accordance with subsection 8.16.

              "Omega Acquisition Company": International Wire Group, Inc., a Delaware corporation, which was merged with and into OWC pursuant to and in accordance with the Merger Documents (the surviving entity of the Omega Merger changed its corporate name to International Wire Group, Inc. which is the Borrower).

              "Omega Acquisition Documents": the Omega Acquisition Agreement, the Omega Escrow Agreement and all other agreements, instruments or certificates delivered in connection with the Omega Acquisition, as the same may be amended, supplemented or otherwise modified in accordance with subsection 8.16; individually an "Omega Acquisition Document".

              "Omega Business": Omega's and its Subsidiaries' business of manufacturing non-insulated copper wire and cable products acquired by OWC pursuant to the Omega Acquisition Agreement.

              "Omega Credit Agreement": the Credit Agreement dated as of March 31, 1995 among OWC, Chemical Bank, as administrative agent, Bankers Trust Company, as documentation agent and the several lenders from time to time parties thereto.

              "Omega Escrow Agreement": as defined in the Omega Acquisition Agreement, as the same may be amended, supplemented or otherwise modified in accordance with subsection 8.16.

              "Omega Merger": the merger of Omega Acquisition Company with and into OWC pursuant to and in accordance with the Merger Documents.

              "Original Tranche A Term Loan":  as defined in subsection 2.6.

              "Original Tranche B Term Loan":  as defined in subsection 2.6.

              "Original Tranche C Term Loan":  as defined in subsection 2.6.

              "OWC":  Omega Wire Corp., a Delaware corporation.

              "OWI":  Omega Wire, Inc., a New York corporation.

              "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

              "Participant":  as defined in subsection 12.6(b).

              "Participating Lender": any Revolving Credit Lender (other than the Issuing Lender) with respect to its L/C Participating Interest in a Letter of Credit.

              "Patent Security Agreement": the Patent Security Agreement made by Wirekraft Industries in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-9, as the same may be amended, supplemented or otherwise modified from time to time.

              "Permitted Issuance": (a) the issuance by Holdings of shares of Capital Stock as dividends on issued and outstanding Capital Stock of the same class of Holdings or pursuant to any dividend reinvestment plan, (b) the issuance by Holdings of options or other equity securities of Holdings to outside directors, members of management or employees of Holdings, the Borrower or any Subsidiary of the Borrower, (c) the issuance of securities as interest or dividends on pay-in-kind debt or preferred equity securities permitted hereunder and under the Security Documents, (d) the issuance to Holdings by the Borrower of its Capital Stock or the issuance to the Borrower or any Subsidiary (or any director, with respect to directors' qualifying shares) by any Subsidiary of the Borrower of any of their respective Capital Stock, in each case with respect to this clause (d) to the extent such Capital Stock is pledged to the Administrative Agent pursuant to the relevant Pledge Agreement (provided that only 65% of the Capital Stock of a Foreign Subsidiary is required to be so pledged), (e) the issuance by Holdings of the Holdings common stock pursuant to the terms and conditions of the Holdings Stock Purchase Agreement as in effect on the Closing Date, (f) the issuance by the Borrower of the Preferred Stock,
       (g) the issuance by Holdings of the Warrants and any shares of Holdings common stock issued to holders of the Warrants upon exercise of such Warrants, (h) the issuance by Holdings of the Holdings class A common stock pursuant to the terms and conditions of the Securities Purchase Agreement dated as of March 5, 1996 by and among Holdings and the purchasers party thereto, (i) the issuance by Holdings of the Holdings common stock pursuant to the terms and conditions of the Securities Purchase Agreement dated as of March 5, 1996 by and among Holdings and the purchasers party thereto, (j) the issuance by Holdings of warrants to purchase an aggregate of 2,000,000 shares of Holdings common stock to Albion, DAW, Silicones and certain shareholders of Hoosier pursuant to the terms and conditions of the Acquisition Documents as in effect on the Amendment Closing Date and any shares of Holdings common stock issued to holders of such warrants upon exercise of such warrants and
       (k) cash payments made in lieu of issuing fractional shares of Holdings common stock or Holdings preferred stock, in an aggregate amount not to exceed $50,000.00.

              "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

              "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

              "Pledge Agreements": the collective reference to the Holdings Pledge Agreement, the Borrower Pledge Agreement, the Domestic Subsidiaries Pledge Agreement, the Foreign Subsidiaries Pledge Agreement and the Wirekraft Note Pledge Agreement.

              "Pledged Notes":  as defined in the Wirekraft Note Pledge
       Agreement.

              "Pledged Stock": as defined in each Pledge Agreement (other than the Wirekraft Note Pledge Agreement).

              "Preferred Stock": the Senior Cumulative Exchangeable Redeemable Preferred Stock, par value $.01 per share, liquidation preference $25.00 per share of the Borrower.

              "Properties":  as defined in subsection 5.16.

              "Qualified Issuer": any commercial bank (a) which has capital and surplus in excess of $100,000,000 and (b) the outstanding long-term debt securities of which are rated at least A-2 by Standard & Poor's Corporation or at least P-2 by Moody's Investors Service, Inc., or carry an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments.

              "Refunded Swing Line Loans":  as defined in subsection 2.15(c).

              "Register":  as defined in subsection 12.6(d).

              "Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

              "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of
       Section 4241 of ERISA.

              "Reportable Event": any of the events set forth in Section 4043(b) of ERISA and the regulations thereunder, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. Section 2615.

              "Required Lenders": at any time, Lenders the Total Credit Percentages of which aggregate at least a majority.

              "Requirement of Law": as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

              "Responsible Officer": as to any Person, the chief executive officer, the president, the chief financial officer, a vice president or the vice president-finance of such Person.

              "Restricted Payments":  as defined in subsection 8.7.

              "Revolving Credit Commitment": as to any Revolving Credit Lender, its obligation to make Revolving Credit Loans to the Borrower pursuant to subsection 2.1 and to participate in Swing Line Loans and Letters of Credit in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Revolving Credit Lender's name in Schedule 1.1 under the heading "Revolving Credit Commitment", as such amount may be reduced from time to time as provided herein; collectively, as to all the Revolving Credit Lenders, the "Revolving Credit Commitments."

              "Revolving Credit Commitment Percentage": as to any Revolving Credit Lender, the percentage of the aggregate Revolving Credit Commitments constituted by its Revolving Credit Commitment.

              "Revolving Credit Commitment Period": the period from and including the Closing Date to but not including the Revolving Credit Commitment Termination Date.

              "Revolving Credit Commitment Termination Date":  the earliest of
       (a) September 30, 2000 or, if such date is not a Business Day, the Business Day next preceding such date, (b) the date upon which the Term Loans shall be paid in full and (c) the date upon which the Revolving Credit Commitments shall be terminated pursuant hereto.

              "Revolving Credit Lender": any Lender having a Revolving Credit Commitment or that holds outstanding Revolving Credit Loans or L/C Participating Interests hereunder.

              "Revolving Credit Loan" and "Revolving Credit Loans": as defined in subsection 2.1.

              "Revolving Credit Note" and "Revolving Credit Notes": as defined in subsection 2.2.

              "Second Additional Term Loans": the collective reference to the Additional Tranche B Term Loans and the Additional Tranche C Term Loans.

              "Second Amendment Closing Date": the date on which the Lenders make their Second Additional Term Loans.

              "Security Agreements": the collective reference to the Borrower Security Agreement, the Domestic Subsidiaries Security Agreements (including the Wire Technologies Security Agreement and the Camden Security Agreement), the Wire Technologies Trademark Security Agreement, the Wire Technologies Patent Security Agreement, the Trademark Security Agreement, the Patent Security Agreement, the Camden Trademark Security Agreement and the Camden Patent Security Agreement.

              "Security Documents": the Pledge Agreements, the Security Agreements, the Mortgages, the Assignments and any other collateral security document delivered to the Administrative Agent pursuant to subsection 7.9, 7.10 or 7.12; individually a "Security Document."

              "Seller Leases": the five lease agreements between Group Dekko International, Inc., as landlord and Wire Technologies, as tenant, covering real property and equipment located in Kendalville, Indiana, Albion, Indiana and El Paso, Texas.

              "Sellers Tax Escrow Amount (Omega)": shall mean the portion of the Tax Escrow Funds (as defined in the Omega Escrow Agreement) which is payable to the Sellers (as defined in the Omega Acquisition Agreement) pursuant to the terms of the Omega Escrow Agreement.

              "Senior Subordinated Note Documents": the collective reference to the Senior Subordinated Notes, the Senior Subordinated Note Indenture, the Senior Subordinated Note Purchase Agreements and all other agreements or instruments executed in connection with the Senior Subordinated Notes, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.10; individually a "Senior Subordinated Note Document."

              "Senior Subordinated Note Indenture": the Indenture dated as of June 12, 1995 between the Borrower and IBJ Schroder Bank & Trust Company, as trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.10.

              "Senior Subordinated Note Purchase Agreements": the reference to the note purchase agreement dated June 12, 1995 between the Borrower, BT Securities Corp. and Chemical Securities Inc. and certain other parties thereto, pursuant to which the Borrower issues or sells Senior Subordinated Notes, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.10.

              "Senior Subordinated Notes": the $150,000,000 aggregate principal amount of 11-3/4% Senior Subordinated Notes due 2005 of the Borrower, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.10.

              "Silicones":  Silicones, Inc., an Indiana corporation

              "Silicones Acquisition": the purchase by Wire Technologies of certain assets of Silicones pursuant to the Silicones Asset Purchase Agreement.

              "Silicones Asset Purchase Agreement": the Asset Purchase Agreement dated as of March 5, 1996, among Silicones, Holdings, the Borrower and Wire Technologies.

              "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

              "Solvent" and "Solvency": with respect to any Person on a particular date, that on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person,
       (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital.

              "Standby L/C": an irrevocable letter of credit issued by the Issuing Lender pursuant to this Agreement for the account of the Borrower in respect of obligations of the Borrower incurred pursuant to contracts made or performances undertaken or to be undertaken or like matters relating to contracts to which the Borrower is or proposes to become a party in the ordinary course of the Borrower's business, including, without limiting the foregoing, for insurance purposes, or, for the account of Camden, solely to support its obligations with respect to the IRBs.

              "Standby L/C Application":  as defined in subsection 3.2.

              "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

              "Swing Line Commitment": the Swing Line Lender's obligation to make Swing Line Loans pursuant to subsection 2.15.

              "Swing Line Lender": Chase in its capacity as provider of the Swing Line Loans.

              "Swing Line Loan Participation Certificate": a certificate in substantially the form of Exhibit D.

              "Swing Line Loans":  as defined in subsection 2.15(a).

              "Swing Line Note":  as defined in subsection 2.15(b).

              "Term Loan" and "Term Loans":  as defined in subsection 2.6.

              "Term Loan Commitments": the collective reference to the Tranche A Term Loan Commitments, the Tranche B Term Loan Commitments and the Tranche C Term Loan Commitments; collectively, as to all the Term Loan Lenders, the "Term Commitments."

              "Term Loan Lender": the collective reference to the Tranche A Term Loan Lenders, the Tranche B Term Loan Lenders and the Tranche C Term Loan Lenders.

              "Term Note" and "Term Notes":  as defined in subsection 2.9(a).

              "Total Credit Percentage": as to any Lender at any time, the percentage of the aggregate Revolving Credit Commitments, outstanding Tranche A Term Loans, outstanding Tranche B Term Loans and outstanding Tranche C Term Loans then constituted by its Revolving Credit Commitment, outstanding Tranche A Term Loans, outstanding Tranche B Term Loans and outstanding Tranche C Term Loans (or, if the Revolving Credit Commitments have terminated or expired, the percentage of the aggregate outstanding Revolving Credit Loans, outstanding Tranche A Term Loans, outstanding Tranche B Term Loans, outstanding Tranche C Term Loans and risk interests in the Letter of Credit Outstandings and Swing Line Loans then constituted by its outstanding Revolving Credit Loans, outstanding Tranche A Term Loans, outstanding Tranche B Term Loans, outstanding Tranche C Term Loans and risk interest in Letter of Credit Outstandings and Swing Line Loans).

              "Trade L/C": a commercial documentary letter of credit issued by the Issuing Lender pursuant to subsection 3.1 for the account of the Borrower for the purchase of goods in the ordinary course of business.

              "Trade L/C Application":  as defined in subsection 3.2.

              "Trademark Security Agreement": the Trademark Security Agreement made by Wirekraft Industries in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-10, as the same may be amended, supplemented or otherwise modified from time to time.

              "Tranche": the reference to Eurodollar Loans the Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day); Tranches may be identified as "Eurodollar Tranches".

              "Tranche A Term Loan Commitment": as to any Tranche A Term Loan Lender, its obligation to make an Original Tranche A Term Loan to the Borrower pursuant to subsection 2.6 of this Agreement and/or an Additional Tranche A Term Loan to the Borrower pursuant to subsection
       2.6 in an aggregate amount not to exceed the amount set forth opposite such Tranche A Term Loan Lender's name in Schedule 1.1 under the heading "Total Tranche A Term Loan Commitment."

              "Tranche A Term Loan Commitment Percentage": as to any Tranche A Term Loan Lender, the percentage of the aggregate Tranche A Term Loan Commitments constituted by its Tranche A Term Loan Commitment or, following the Second Amendment Closing Date, the percentage of the aggregate outstanding Tranche A Term Loans constituted by its Tranche A Term Loan.

              "Tranche A Term Loan Lender": any Lender having a Tranche A Term Loan Commitment hereunder or that holds outstanding Tranche A Term Loans.

              "Tranche A Term Loans":  as defined in subsection 2.6.

              "Tranche A Term Note":  as defined in subsection 2.7(a).

              "Tranche B Term Loan Commitment": as to any Tranche B Term Loan Lender, its obligation to make an Original Tranche B Term Loan to the Borrower pursuant to subsection 2.6 of this Agreement and/or an Additional Tranche B Term Loan to the Borrower pursuant to subsection
       2.6 in an aggregate amount not to exceed the amount set forth opposite such Tranche B Term Loan Lender's name in Schedule 1.1 under the heading "Total Tranche B Term Loan Commitment."

              "Tranche B Term Loan Commitment Percentage": as to any Tranche B Term Loan Lender, the percentage of the aggregate Tranche B Term Loan Commitments constituted by its Tranche B Term Loan Commitment or, following the Second Amendment Closing Date, the percentage of the aggregate outstanding Tranche B Term Loans constituted by its Tranche B Term Loan.

              "Tranche B Term Loan Lender": any Lender having a Tranche B Term Loan Commitment hereunder or that holds outstanding Tranche B Term Loans.

              "Tranche B Term Loans":  as defined in subsection 2.6.

              "Tranche B Term Note":  as defined in subsection 2.8(a).

              "Tranche C Term Loan Commitment": as to any Tranche C Term Loan Lender, its obligation to make an Original Tranche C Term Loan to the Borrower pursuant to subsection 2.6 of this Agreement and/or an Additional Tranche C Term Loan to the Borrower pursuant to subsection
       2.6 in an aggregate amount not to exceed the amount set forth opposite such Tranche C Term Loan Lender's name in Schedule 1.1 under the heading "Total Tranche C Term Loan Commitment.""

              "Tranche C Term Loan Commitment Percentage": as to any Tranche C Term Loan Lender, the percentage of the aggregate Tranche C Term Loan Commitments constituted by its Tranche C Term Loan Commitment or, following the Second Amendment Closing Date, the percentage of the aggregate outstanding Tranche C Term Loans constituted by its Tranche C Term Loan.

              "Tranche C Term Loan Lender": any Lender having a Tranche C Term Loan Commitment hereunder or that holds outstanding Tranche C Term Loans.

              "Tranche C Term Loans":  as defined in subsection 2.6.

              "Tranche C Term Note":  as defined in subsection 2.9(a).

              "Transaction Documents": the collective reference to the Omega Acquisition Documents, the Merger Documents and the Holdings Stock Purchase Agreement and all other agreements, instruments or certificates executed in connection with the Transactions, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 8.16.

              "Transactions": the collective reference to each of the Omega Acquisition, the Mergers and the Wirekraft Acquisition.

              "Transferee":  as defined in subsection 12.6(f).

              "Type": as to any Loan, its nature as an Alternate Base Rate Loan or a Eurodollar Loan.

              "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any revisions thereof.

              "U.S. Tax Compliance Certificate": as defined in subsection 4.8(b)(ii).

              "WAC":  Wirekraft Acquisition Company, a Delaware corporation.

              "Warrants": the Warrants to purchase shares of Holdings Common Stock at an exercise price of $.01 per share issued to holders of the Preferred Stock.

              "WB Holdings":  WB Holdings Inc., a Delaware corporation.

              "Wirekraft":  Wirekraft Holdings Corp., a Delaware corporation.

              "Wirekraft Acquisition": the acquisition by the Borrower of the capital stock of Wirekraft.

              "Wirekraft Business": Wirekraft's and its Subsidiaries' business of manufacturing insulated copper wire and wire harnesses acquired by WAC pursuant to the Wirekraft Acquisition.

              "Wirekraft Industries": Wirekraft Industries, Inc., a Delaware corporation.

              "Wirekraft Merger": the merger of WAC with and into Wirekraft pursuant to and in accordance with the Merger Documents.

              "Wirekraft Note Pledge Agreement": the Note Pledge Agreement made by Wirekraft Industries in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-6, as the same may be amended, supplemented or otherwise modified from time to time.

              "Wirekraft Preferred Stock": the 1,049,992 shares of Series A Senior Preferred Stock, par value $0.01 per share plus accrued and unpaid dividends of Wirekraft issued to GE and converted into cash pursuant to the Merger Documents on the Closing Date.

              "Wire Technologies": Wire Technologies, Inc., an Indiana corporation.

              "Wire Technologies Guarantee": the Guarantee by Wire Technologies in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-15, as the same may be amended, supplemented or otherwise modified from time to time.

              "Wire Technologies Patent Security Agreement": the Patent Security Agreement made by Wire Technologies in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-16, as the same may be amended, supplemented or otherwise modified from time to time.

              "Wire Technologies Security Agreement": the Domestic Subsidiary Security Agreement made by Wire Technologies in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-8, as the same may be amended, supplemented or otherwise modified from time to time.

              "Wire Technologies Trademark Security Agreement": the Trademark Security Agreement made by Wirekraft Industries in favor of the Administrative Agent for the ratable benefit of the Lenders, substantially in the form of Exhibit B-17, as the same may be amended, supplemented or otherwise modified from time to time.

              "Wholly Owned Subsidiary": as to any Person, any Subsidiary of which such Person owns, directly or indirectly, all of the Capital Stock of such Subsidiary other than directors' qualifying shares or any shares held by nominees.

       1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Note or any certificate or other document made or delivered pursuant hereto.

       (b) As used herein and in any Note, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

       (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

       (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                  SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS

       2.1 Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans (each, a "Revolving Credit Loan", collectively, "Revolving Credit Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding, when added to such Revolving Credit Lender's Revolving Credit Commitment Percentage of all Letter of Credit Outstandings and outstanding Swing Line Loans, not to exceed the lesser of (i) the amount of such Revolving Credit Lender's Revolving Credit Commitment less such Revolving Credit Lender's Revolving Credit Commitment Percentage of any commitment in respect of any working capital facility described in subsection 8.2(i)(iii) and (ii) such Lender's Revolving Credit Commitment Percentage of the Borrowing Base then in effect. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

       (b) The Revolving Credit Loans may from time to time be (i) Eurodollar Loans, (ii) Alternate Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 2.3 and 2.13.

       2.2 Revolving Credit Notes. The Borrower agrees that, upon the request to the Administrative Agent by any Revolving Credit Lender, in order to evidence such Lender's Revolving Credit Loans the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-1, with appropriate insertions as to payee, date and principal amount (each, as amended, supplemented, replaced or otherwise modified from time to time, a "Revolving Credit Note"), payable to the order of such Revolving Credit Lender and in a principal amount equal to the lesser of
(a) the amount of the initial Revolving Credit Commitment of such Revolving Credit Lender and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by such Revolving Credit Lender. Each Revolving Credit Lender is hereby authorized to record the date, Type and amount of each Revolving Credit Loan made by such Revolving Credit Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed to and constituting a part of its Revolving Credit Note, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure by any Revolving Credit Lender to make any such recordation shall not affect any of the obligations of the Borrower under such Revolving Credit Note or this Agreement. Any Revolving Credit Note shall (x) be dated the Closing Date, (y) be stated to mature on the Revolving Credit Commitment Termination Date and (z) provide for the payment of interest in accordance with subsection 4.1.

       2.3 Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, otherwise), specifying
(i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, Alternate Base Rate Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (A) in the case of Alternate Base Rate Loans, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then Available Revolving Credit Commitments are less than $500,000, such lesser amount) and (B) in the case of Eurodollar Loans, $1,000,000 or a whole multiple of $250,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in subsection 12.2 prior to 11:00 A.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Revolving Credit Lenders and in like funds as received by the Administrative Agent.

       2.4 Commitment Fee; Administrative Agent Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee for the period from and including the first day of the Revolving Credit Commitment

Period to the Revolving Credit Commitment Termination Date, computed at the rate of 1/2 of 1% per annum on the average daily Available Revolving Credit Commitment of such Revolving Credit Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Commitment Termination Date.

       (b) The Borrower shall pay to Chase the amounts set forth in the Fee Letter dated December 26, 1996 among Chase, CSI, Bankers Trust Company, BT Securities Corporation and the Borrower in the amounts and on the dates set forth therein.

       2.5 Termination or Reduction of Revolving Credit Commitments. (a) The Borrower shall have the right, upon not less than five Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, reduce the unutilized portion of the amount of the Revolving Credit Commitments, provided that (i) the Revolving Credit Commitments shall not be terminated if any Letters of Credit or Swing Line Loans are outstanding and (ii) any such termination of the Revolving Credit Commitments shall be accompanied by prepayment in full of the Revolving Credit Loans, Swing Line Loans and L/C Obligations then outstanding, together with accrued interest thereon to the date of such prepayment, cancellation of all Letters of Credit (unless cash collateralized in accordance with the last sentence of this paragraph) and the payment of any unpaid commitment fee then accrued hereunder. Any such reduction shall be in an amount of $500,000, or a whole multiple of $100,000 in excess thereof, and shall reduce permanently the amount of the Revolving Credit Commitments then in effect and shall further include any amounts due in respect thereof under subsection 4.9. Upon termination of the Revolving Credit Commitments, any Letter of Credit then outstanding which has been fully cash collateralized upon terms reasonably satisfactory to the Administrative Agent and the Issuing Lender shall no longer be considered a "Letter of Credit" as defined in subsection 1.1, and any L/C Participating Interest heretofore granted by the Issuing Lender to the Revolving Credit Lenders in such Letter of Credit shall be deemed terminated but the letter of credit fees payable under subsection 3.3 shall continue to accrue to the Issuing Lender with respect to such Letter of Credit until the expiry thereof.

       (b) In the case of any reduction of the Revolving Credit Commitments hereunder, to the extent, if any, that the sum of the Revolving Credit Loans, Swing Line Loans and the Letter of Credit Outstandings exceeds the Revolving Credit Commitments as so reduced, the Borrower shall make a prepayment equal to such excess amount, the proceeds of which shall be applied first, to payment of the Swing Line Loans then outstanding, second, to payment of the Revolving Credit Loans then outstanding, third, to payment of any L/C Obligations then outstanding and last, to cash collateralize any outstanding Letter of Credit on terms satisfactory to the Required Lenders.

       (c) The Revolving Credit Commitments once terminated or reduced may not be reinstated.

       2.6  Term Loans.  (a)  Each Tranche A Term Loan Lender identified on
Schedule 1.1 hereto as having an Original Tranche A Term Loan Commitment severally has made a term loan (an "Original Tranche A Term Loan") on the Closing Date in an aggregate principal amount set forth opposite such Lender's name in Schedule 1.1 under the heading "Original Tranche A Term Loan Commitment". Each Tranche A Term Loan Lender identified on Schedule 1.1 hereto as having an Additional Tranche A Term Loan Commitment severally has made an additional term loan (an "Additional Tranche A Term Loan"; together with the Original Tranche A Term Loans, the "Tranche A Term Loans") on the Amendment Closing Date in an aggregate principal amount set forth opposite such Lender's name in Schedule 1.1 under the heading "Additional Tranche A Term Loan Commitment".

       (b) Each Tranche B Term Loan Lender identified on Schedule 1.1 hereto as having an Original Tranche B Term Loan Commitment severally has made a term loan (an "Original Tranche B Term Loan") on the Closing Date in an aggregate principal amount set forth opposite such Lender's name in Schedule 1.1 under the heading "Original Tranche B Term Loan Commitment". Subject to the terms and conditions hereof, each Tranche B Term Loan Lender identified on Schedule
1.1 hereto as having an Additional Tranche B Term Loan Commitment severally agrees to make an additional term loan (an "Additional Tranche B Term Loan"; together with the Original Tranche B Term Loans, the "Tranche B Term Loans") on the Second Amendment Closing Date in an aggregate principal amount set forth opposite such Lender's name in Schedule 1.1 under the heading "Additional Tranche B Term Loan Commitment".

       (c) Each Tranche C Term Loan Lender identified on Schedule 1.1 hereto as having an Original Tranche C Term Loan Commitment severally has made a term loan (an "Original Tranche C Term Loan") on the Amendment Closing Date in an aggregate principal amount set forth opposite such Lender's name in Schedule
1.1 under the heading "Original Tranche C Term Loan Commitment". Subject to the terms and conditions hereof, each Tranche C Term Loan Lender identified on
Schedule 1.1 hereto as having an Additional Tranche C Term Loan Commitment severally agrees to make an additional term loan (an "Additional Tranche C Term Loan"; together with the Original Tranche C Term Loans, the "Tranche C Term Loans"; the Tranche C Term Loans together with the Tranche A Term Loans and the Tranche B Term Loans, the "Term Loans") on the Second Amendment Closing Date in an aggregate principal amount set forth opposite such Lender's name in Schedule
1.1 under the heading "Additional Tranche C Term Loan Commitment".

       (d) The Term Loans may from time to time be (i) Eurodollar Loans, (ii) Alternate Base Rate Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsection 2.10.

       2.7 Tranche A Term Notes. (a) The Borrower agrees that, upon the request to the Administrative Agent by any Tranche A Term Loan Lender, in order to evidence such Lender's Tranche A Term Loan the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-2 (each, as amended, supplemented, replaced or otherwise modified from time to time, a "Tranche A Term Note") (and will execute and deliver a replacement Tranche A Term Note to any Tranche A Term Lender which has an outstanding Original Tranche A Term Loan and which makes an Additional Tranche A Term
Loan), with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Tranche A Term Loan Lender and in a principal amount equal to the amount set forth opposite such Tranche A Term Loan Lender's name on

Schedule 1.1 under the heading "Total Tranche A Term Loan Commitment". Each Tranche A Term Loan Lender is hereby authorized to record the date, Type and amount of its Tranche A Term Loan, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal of its Tranche A Term Loan and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed to and constituting a part of its Tranche A Term Note, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure by any Tranche A Term Loan Lender to make any such recordation shall not affect any of the obligations of the Borrower under such Tranche A Term Note or this Agreement. Any Tranche A Term Note shall (i) be dated the Closing Date, (ii) be payable as provided in subsection 2.7(b) and (iii) provide for the payment of interest in accordance with subsection 4.1.

       (b) The aggregate Tranche A Term Loans of all the Tranche A Term Loan Lenders shall be payable in 15 consecutive quarterly installments on the dates and in a principal amount equal to the amount set forth below (together with all accrued interest thereon) opposite the applicable installment date (or, if less, the aggregate amount of the Tranche A Term Loans then outstanding):

       Installment                            Amount
       -----------                            ------
       March 31, 1997                     $4,573,598.13
       June 30, 1997                      $4,573,598.13
       September 30, 1997                 $4,573,598.13
       December 31, 1997                  $5,251,168.22

       March 31, 1998                     $5,251,168.22
       June 30, 1998                      $5,251,168.22
       September 30, 1998                 $5,251,168.22
       December 31, 1998                  $5,928,738.32

       March 31, 1999                     $5,928,738.32
       June 30, 1999                      $5,928,738.32
       September 30, 1999                 $5,928,738.32
       December 31, 1999                  $9,147,196.26

       March 31, 2000                     $9,147,196.26
       June 30, 2000                      $9,147,196.26
       September 30, 2000                 $9,147,196.28

       2.8 Tranche B Term Notes. (a) The Borrower agrees that, upon the request to the Administrative Agent by any Tranche B Term Loan Lender, in order to evidence such Lender's Tranche B Term Loan the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-3 (each, as amended, supplemented, replaced or otherwise modified from time to time, a "Tranche B Term Note") (and will execute and deliver a replacement Tranche B Term Note to any Tranche B Term Lender which has an outstanding Original Tranche B Term Loan and which makes an Additional Tranche B Term Loan), with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Tranche B Term Loan Lender and in a principal amount equal to the amount set forth opposite such Tranche B Term Loan Lender's name on Schedule 1.1 under the heading "Tranche B Term Loan Commitment." Each Tranche B Term Loan Lender is hereby authorized to record the date, Type and amount of its Tranche B Term Loan, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal of its Tranche B Term Loan and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed to and constituting a part of its Tranche B Term Note, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure by any Tranche B Term Loan Lender to make any such recordation shall not affect any of the obligations of the Borrower under such Tranche B Term Note or this Agreement. Any Tranche B Term Note shall (i) be dated the Closing Date, (ii) be payable as provided in subsection 2.8(b) and (iii) provide for the payment of interest in accordance with subsection 4.1.

       (b) The aggregate Tranche B Term Loans of all the Tranche B Term Loan Lenders shall be payable in 23 consecutive quarterly installments on the dates and in a principal amount equal to the amount set forth below (together with all accrued interest thereon) opposite the applicable installment date (or, if less, the aggregate amount of the Tranche B Term Loans then outstanding):

              Installment                  Amount
              -----------                  ------
       March 31, 1997                    $174,618.32
       June 30, 1997                     $174,618.32
       September 30, 1997                $174,618.32
       December 31, 1997                 $174,618.32
       March 31, 1998                    $174,618.32
       June 30, 1998                     $174,618.32
       September 30, 1998                $174,618.32
       December 31, 1998                 $174,618.32
       March 31, 1999                    $174,618.32
       June 30, 1999                     $174,618.32
       September 30, 1999                $174,618.32
       December 31, 1999                 $174,618.32
       March 31, 2000                    $174,618.32
       June 30, 2000                     $174,618.32
       September 30, 2000                $174,618.32
       December 31, 2000                 $13,969,465.65
       March 31, 2001                    $13,969,465.65
       June 30, 2001                     $13,969,465.65
       September 30, 2001                $13,969,465.65
       December 31, 2001                 $13,969,465.65
       March 31, 2002                    $13,969,465.65

       June 30, 2002                     $13,969,465.65
       September 30, 2002                $13,969,465.65

       2.9 Tranche C Term Notes. (a) The Borrower agrees that, upon the request to the Administrative Agent by any Tranche C Term Loan Lender, in order to evidence such Lender's Tranche C Term Loan the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-4 (each, as amended, supplemented, replaced or otherwise modified from time to time, a "Tranche C Term Note"; Tranche A Term Notes, Tranche B Term Notes and Tranche C Term Notes when hereinafter referred to collectively shall be referred to as "Term Notes") (and will execute and deliver a replacement Tranche C Term Note to any Tranche C Term Lender which has an outstanding Original Tranche C Term Loan and which makes an Additional Tranche C Term
Loan), with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Tranche C Term Loan Lender and in a principal amount equal to the amount set forth opposite such Tranche C Term Loan Lender's name on Schedule 1.1 under the heading "Tranche C Term Loan Commitment." Each Tranche C Term Loan Lender is hereby authorized to record the date, Type and amount of its Tranche C Term Loan, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal of its Tranche C Term Loan and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedules annexed to and constituting a part of its Tranche C Term Note, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure by any Tranche C Term Loan Lender to make any such recordation shall not affect any of the obligations of the Borrower under such Tranche C Term Note or this Agreement. Any Tranche C Term Note shall (i) be dated the Amendment Closing Date, (ii) be payable as provided in subsection 2.9(b) and (iii) provide for the payment of interest in accordance with subsection 4.1.

       (b) The aggregate Tranche C Term Loans of all the Tranche C Term Loan Lenders shall be payable in 27 consecutive quarterly installments on the dates and in a principal amount equal to the amount set forth below (together with all accrued interest thereon) opposite the applicable installment date (or, if less, the aggregate amount of the Tranche C Term Loans then outstanding):

              Installment                 Amount
              -----------                 ------
       March 31, 1997                  $167,989.42
       June 30, 1997                   $167,989.42
       September 30, 1997              $167,989.42
       December 31, 1997               $167,989.42
       March 31, 1998                  $167,989.42
       June 30, 1998                   $167,989.42
       September 30, 1998              $167,989.42
       December 31, 1998               $167,989.42
       March 31, 1999                  $167,989.42
       June 30, 1999                   $167,989.42
       September 30, 1999              $167,989.42

       December 31, 1999               $167,989.42
       March 31, 2000                  $167,989.42
       June 30, 2000                   $167,989.42
       September 30, 2000              $167,989.42
       December 31, 2000               $167,989.42
       March 31, 2001                  $167,989.42
       June 30, 2001                   $167,989.42
       September 30, 2001              $167,989.42
       December 31, 2001               $167,989.42
       March 31, 2002                  $167,989.42
       June 30, 2002                   $167,989.42
       September 30, 2002              $167,989.42
       December 31, 2002               $30,784,060.85
       March 31, 2003                  $30,784,060.85
       June 30, 2003                   $30,784,060.85
       September 30, 2003              $30,784,060.85"

       2.10  Procedure for Additional Term Loan Borrowing; Repayment of Loans.
(a) The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the Second Amendment Closing Date) requesting that the Term Loan Lenders with an Additional Tranche B Term Loan Commitment or an Additional Tranche C Term Loan Commitment make the Second Additional Term Loans on the Second Amendment Closing Date and specifying the amount to be borrowed. Upon receipt of such notice the Administrative Agent shall promptly notify each such Term Loan Lender thereof. On the Second Amendment Closing Date each such Term Loan Lender shall make available to the Administrative Agent at its office specified in subsection 12.2 an amount in immediately available funds equal to the Second Additional Term Loan to be made by such Term Loan Lender. The Administrative Agent shall on such date credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by such Term Loan Lenders.

       (b) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of: (i) each Revolving Credit Lender, the then unpaid principal amount of each Revolving Credit Loan of such Lender, on the Revolving Credit Commitment Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 9); (ii) the Swing Line Lender, the then unpaid principal amount of the Swing Line Loans, on the Revolving Credit Commitment Termination Date (or such earlier date on which the Swing Line Loans become due and payable pursuant to Section
9); (iii) each Tranche A Term Loan Lender, such Tranche A Term Loan Lender's Tranche A Term Loan Commitment Percentage of the amounts specified in subsection 2.7(b) (or, if less, the aggregate amount of the Tranche A Term Loans of such Tranche A Term Loan Lender then outstanding), on the dates specified in subsection 2.7(b) (or such earlier date on which the Tranche A Term Loans become due and payable pursuant to Section
9); (iv) each Tranche B Term Loan Lender, such Tranche B Term Loan Lender's Tranche B Term Loan Commitment Percentage of the amounts specified in subsection 2.8(b) (or, if less, the aggregate amount of the Tranche B Term Loans of such Tranche B Term Loan Lender then outstanding), on the dates specified in subsection 2.8(b) (or such earlier date on which the Tranche B Term Loans become due and payable pursuant to Section 9); and (v) each Tranche C Term Loan Lender, such Tranche C Term Loan Lender's Tranche C Term Loan Commitment Percentage of the amounts specified in subsection 2.9(b) (or, if less, the aggregate amount of the Tranche C Term Loans of such Tranche C Term Loan Lender then outstanding), on the dates specified in subsection 2.9(b) (or such earlier date on which the Tranche C Term Loans become due and payable pursuant to Section 9). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 4.1.

       (c) Each Lender (including the Swing Line Lender) shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

       (d) The Administrative Agent shall maintain the Register pursuant to subsection 12.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, the Type thereof and each Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

       (e) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 2.10(c) shall, in the absence of manifest error and to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

       2.11 Optional Prepayments. (a) The Borrower may, at any time and from time to time, prepay the Loans, in whole or in part, without premium or penalty, upon at least three Business Days' irrevocable notice to the Administrative Agent, specifying the date and amount of prepayment and whether the prepayment is of (i) Eurodollar Loans, Alternate Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each and (ii) Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Revolving Credit Loans or a combination thereof, and if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Administrative Agent shall promptly notify each Term Loan Lender or Revolving Credit Lender, as the case may be, thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of prepayments of the Term Loans only, accrued interest to such date on the amount prepaid. Optional prepayments of the Term Loans shall be applied, with respect to the first $10,000,000 of such prepayments, to installments of the Term Loans as the Borrower may elect (other than scheduled installments of the Tranche B Term Loans prior to December 31, 2000 and scheduled installments of the Tranche C Term Loans prior to December 31,
2002) and, with respect to any amount of such prepayments in excess of $10,000,000, such prepayments shall be applied pro rata to the Term Loans based upon the then outstanding principal amounts of the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans (with each Tranche A Term Loan, Tranche B Term Loan and Tranche C Term Loan to be allocated that percentage of the amount to be applied as is equal to a fraction (expressed as a percentage), the numerator of which is the then outstanding principal amount of such Tranche A Term Loan, Tranche B Term Loan or Tranche C Term Loan, as the case may be, and the denominator of which is equal to the then outstanding principal amount of all Term Loans).

       (b) With respect to optional prepayments of the Term Loans after $10,000,000 of optional prepayments shall have been made, the amount of each principal payment of Term Loans shall be applied to reduce the then remaining installments of the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans, pro rata based upon the then remaining number of installments of such Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be, after giving effect to all prior reductions thereto (i.e., each then remaining installment of the Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be, shall be reduced by an amount equal to the aggregate amount to be applied to the Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be, divided by the number of the then remaining installments for such Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans); provided, that if the amount to be applied to any installment as required by this Agreement would exceed the then remaining amount of such installment, then an amount equal to such excess shall be applied to the next succeeding installment after giving effect to all prior reductions thereto (including the amount of prepayments theretofore allocated pursuant to the preceding portion of this sentence). Amounts prepaid on account of the Term Loans may not be reborrowed. Partial prepayments shall be in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof and shall include any amounts due in respect thereof under subsection 4.9.

       2.12  Mandatory Prepayments and Revolving Credit Commitment Reductions.
(a) If, subsequent to the Second Amendment Closing Date, unless the Required Lenders (and Tranche A Term Loan Lenders, Tranche B Term Loan Lenders and Tranche C Term Loan Lenders having in the aggregate at least a majority of the outstanding Term Loans) and the Borrower shall otherwise agree, Holdings or any of its Subsidiaries shall issue any class of Capital Stock other than a Permitted Issuance or incur any Indebtedness other than any Indebtedness permitted pursuant to subsection 8.2 or 11.6(i), 100% of the Net Cash Proceeds thereof shall on the first Business Day after receipt, be applied toward the prepayment of the Loans and reduction of Commitments as set forth in paragraph
(d) of this subsection 2.12.

       (b) Unless the Required Lenders (and Tranche A Term Loan Lenders, Tranche B Term Loan Lenders and Tranche C Term Loan Lenders having in the aggregate at least a majority of the outstanding Term Loans) and the Borrower shall otherwise agree, if the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale (including the sale and leaseback of assets and any sale of accounts receivable in connection with a receivable financing transaction) such Net Cash Proceeds shall, on the first Business Day after receipt, be applied toward the prepayment of the Loans and reduction of Commitments as set forth in paragraph (d) of this subsection 2.12.

       (c) Unless the Required Lenders (and Tranche A Term Loan Lenders, Tranche B Term Loan Lenders and Tranche C Term Loan Lenders having in the aggregate at least a majority of the outstanding Term Loans) and the Borrower shall otherwise agree, if for any fiscal year, commencing with the fiscal year ending December 31, 1996 there shall be Excess Cash Flow for such fiscal year, 75% of such Excess Cash Flow shall be applied toward prepayment of the Loans and reduction of the Commitments as set forth in paragraph (d) of this subsection 2.12. Each such prepayment shall be made on or before the date which is seven Business Days after the earlier of (A) the date on which the financial statements referred to in subsection 7.1(a) are required to be delivered to the Lenders and (B) the date on which said financial statements are actually delivered.

       (d) All mandatory prepayments shall be applied first to the Term Loans and second to the permanent reduction of the Revolving Credit Commitments. The application of prepayments referred to in the preceding sentence shall be made first to Alternate Base Rate Loans and second to Eurodollar Loans. Each mandatory prepayment of the Term Loans shall be applied pro rata to the Term Loans based upon the then outstanding principal amounts of the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans (with each Tranche A Term Loan, Tranche B Term Loan and Tranche C Term Loan to be allocated that percentage of the amount to be applied as is equal to a fraction (expressed as a percentage), the numerator of which is the then outstanding principal amount of such Tranche A Term Loan, Tranche B Term Loan or Tranche C Term Loan, as the case may be, and the denominator of which is equal to the then outstanding principal amount of all Term Loans).

       The amount of each principal prepayment of Term Loans shall be applied to reduce the then remaining installments of the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans, pro rata based upon the then remaining number of installments of such Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be, after giving effect to all prior reductions thereto (i.e., each then remaining installment of the Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be, shall be reduced by an amount equal to the aggregate amount to be applied to the Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans, as the case may be, divided by the number of the then remaining installments for such Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans); provided, that if the amount to be applied to any installment as required by this Agreement would exceed the then remaining amount of such installment, then an amount equal to such excess shall be applied to the next succeeding installment after giving effect to all prior reductions thereto (including the amount of prepayments theretofore allocated pursuant to the preceding portion of this sentence). Amounts prepaid on account of the Term Loans may not be reborrowed.

       (e) If at any time the sum of the Revolving Credit Loans, Swing Line Loans and the Letter of Credit Outstandings exceeds the lesser of (i) the Borrowing Base as then in effect and (ii) the Revolving Credit Commitments less the amount of any commitment in respect of any working capital facility described in subsection 8.2(i)(iii) (including at any time after any reduction of the Revolving Credit Commitments pursuant to subsection 2.5 or this subsection 2.12), the Borrower shall make a payment in the amount of such excess which payment shall be applied in the order set forth in subsection 2.5(b). To the extent that after giving effect to any prepayment of the Loans required by the preceding sentence, the sum of the Revolving Credit Loans, Swing Line Loans and Letter of Credit Outstandings exceed the lesser of clauses (i) and (ii) above, the Borrower shall, without notice or demand, immediately cash collateralize the then outstanding L/C Obligations in an amount equal to such excess upon terms reasonably satisfactory to the Administrative Agent.

       (f) If at any time the Borrower or any Subsidiary shall receive any cash proceeds of any casualty or condemnation in excess of $2,000,000 permitted by subsection 8.6(c), such proceeds shall be deposited with the Administrative Agent who shall hold such proceeds in a cash collateral account satisfactory to it. From time to time upon request, the Administrative Agent will release such proceeds to the Borrower or such Subsidiary, as necessary, to pay for replacement or rebuilding of the assets lost or condemned. If such assets are not replaced or rebuilt within one year (subject to reasonable extension for force majeure or weather delays) following the condemnation or casualty or if the Borrower fails to notify the Administrative Agent in writing on or before 180 days after such casualty or condemnation that the Borrower shall commence the replacement or rebuilding of such asset, then, in either case, the Administrative Agent may apply any amounts in the cash collateral account to the repayment of the Loans in accordance with subsection 2.12(d).

       (g) If there shall be any reduction in the price under the Omega Acquisition Agreement, the Omega Escrow Agreement (other than (i) any reduction in the purchase price described in subsection 1.09(a)(ii) of the Omega Acquisition Agreement to the extent, and only to the extent that any such reduction does not exceed $500,000 in the aggregate and (ii) any reduction in the purchase price which is due to a breach of any covenant, representation or warranty in the Omega Acquisition Agreement by any party thereto other than the Borrower which, due to such party's refusal or other failure to cure, is cured with such reduction) pursuant to the terms thereof, then on the same Business Day as the Borrower receives any payment in respect thereof, the Borrower shall, unless the Required Lenders and the Borrower shall otherwise agree, repay the Loans in the amount of such reduction to be applied first to the Term Loans in accordance with subsection 2.12(d) and second to the permanent reduction of the Revolving Credit Commitments. The application of prepayments referred to in the preceding sentence shall be made first to Alternate Base Rate Loans and second to Eurodollar Loans. Each mandatory prepayment of the Term Loans pursuant to this subsection 2.12(g) shall be applied to the remaining installments thereof in accordance with subsection 2.12(d). To the extent that after giving effect to any prepayment of the Loans required by the preceding sentence, the sum of the Revolving Credit Loans, Swing Line Loans and Letter of Credit Outstandings exceed the lesser of (i) the Borrowing Base and
(ii) the Revolving Credit Commitments as then reduced, the Borrower shall, without notice or demand, immediately cash collateralize the then outstanding L/C Obligations in an amount equal to such excess upon terms reasonably satisfactory to the Administrative Agent.

       (h) If there shall be any reduction in the price under any of the Acquisition Documents or the Camden Acquisition Documents (other than (i) an adjustment due to working capital adjustments as contemplated by the Acquisition Documents or the Camden Acquisition Documents, as the case may be, or (ii) any reduction in the purchase price which is due to a breach of any covenant, representation or warranty in any Acquisition Agreement or Camden Acquisition Document, as the case may be, by any party thereto other than the Borrower which, due to such party's refusal or other failure to cure, is cured with such reduction) pursuant to the terms thereof, then on the same Business Day as the Borrower receives any payment in respect thereof, the Borrower shall, unless the Required Lenders and the Borrower shall otherwise agree, repay the Loans in the amount of such reduction to be applied first to the Term Loans in accordance with subsection 2.12(d) and second to the permanent reduction of the Revolving Credit Commitments. The application of prepayments referred to in the preceding sentence shall be made first to Alternate Base Rate Loans and second to Eurodollar Loans. Each mandatory prepayment of the Term Loans pursuant to this subsection 2.12(h) shall be applied to the remaining installments thereof in accordance with subsection 2.12(d). To the extent that after giving effect to any prepayment of the Loans required by the preceding sentence, the sum of the Revolving Credit Loans, Swing Line Loans and Letter of Credit Outstandings exceed the lesser of (i) the Borrowing Base and (ii) the Revolving Credit Commitments as then reduced, the Borrower shall, without notice or demand, immediately cash collateralize the then outstanding L/C Obligations in an amount equal to such excess upon terms reasonably satisfactory to the Administrative Agent.

       (i) The provisions of this subsection 2.12 shall not be in derogation of any other covenant or obligation of the Borrower and its Subsidiaries under the Loan Documents and shall not be construed as a waiver of, or a consent to departure from, any such covenant or obligation.

       (j) Notwithstanding the foregoing provisions of this subsection 2.12, if at any time the mandatory prepayment of the Term Loans pursuant to this Agreement would result, after giving effect to the procedures set forth in this Agreement, in the Borrower incurring breakage costs and other Eurodollar Loans related costs under subsection 4.6, 4.7 or 4.8 as a result of Eurodollar Loans being prepaid other than on the last day of an Interest Period applicable thereto ("Affected Eurodollar Loans") which breakage costs are required to be paid pursuant to subsection 4.9, then, the Borrower may so long as no Default or Event of Default shall have occurred and be continuing, in its sole discretion, initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect to the Affected Eurodollar Loans with the Administrative Agent (which deposit must be equal in amount to the amount of Affected Eurodollar Loans not immediately prepaid) to be held as security for the obligations of the Borrower to make such mandatory prepayment pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Term Loan that is a Eurodollar Loan (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Term Loan equal to the Affected Eurodollar Loans not initially repaid pursuant to this sentence.

       2.13 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to Alternate Base Rate Loans, by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that, unless the Borrower elects to deposit with the Administrative Agent the amount of any breakage costs and other Eurodollar Loan related costs to be incurred by the Borrower under this Agreement with respect to the prepayment or conversion of such Eurodollar Loan prior to the end of an Interest Period, any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Alternate Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Term Loan Lender or Revolving Credit Lender, as the case may be, thereof. All or any part of outstanding Eurodollar Loans and Alternate Base Rate Loans may be converted as provided herein, provided that (i) no Alternate Base Rate Loan may be converted into a Eurodollar Loan when any Default or Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a conversion is not appropriate and (ii) any such conversion may only be made if, after giving effect thereto, subsection 2.14 shall not have been contravened.

       (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a continuation is not appropriate or (ii) if, after giving effect thereto, subsection 2.14 would be contravened and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Eurodollar Loans shall be automatically converted to Alternate Base Rate Loans on the last day of such then expiring Interest Period.

       2.14 Minimum Amounts of Tranches. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Eurodollar Tranche shall be equal to $1,000,000 or a whole multiple of $250,000 in excess thereof and so that there shall not be more than 15 Eurodollar Tranches at any one time outstanding.

       2.15 Swing Line Commitment. (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make swing line loans (individually, a "Swing Line Loan"; collectively, the "Swing Line Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding not to exceed $12,500,000, provided that at no time may the sum of the Swing Line Loans, the Revolving Credit Loans and Letter of Credit Outstandings exceed the lesser of (i) the Revolving Credit Commitments less the amount of any commitment in respect of any working capital facility described in subsection 8.2(i)(iii) and (ii) the Borrowing Base then in effect. During the Revolving Credit Commitment Period, the Borrower may use the

Swing Line Commitment by borrowing, prepaying the Swing Line Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. All Swing Line Loans shall be made as Alternate Base Rate Loans and shall not be entitled to be converted into Eurodollar Loans. The Borrower shall give the Swing Line Lender irrevocable notice (which notice must be received by the Swing Line Lender prior to 12:00 Noon, New York City time) on the requested Borrowing Date specifying the amount of the requested Swing Line Loan which shall be in an aggregate minimum amount of $150,000 or a whole multiple of $25,000 in excess thereof. The proceeds of the Swing Line Loan will be made available by the Swing Line Lender to the Borrower at the office of the Swing Line Lender by 3:00 p.m. on the Borrowing Date by crediting the account of the Borrower at such office with such proceeds. The Borrower may at any time and from time to time, prepay the Swing Line Loans, in whole or in part, without premium or penalty, by notifying the Swing Line Lender prior to 12:00 Noon on any Business Day of the date and amount of prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments shall be in an aggregate principal amount of $150,000 or a whole multiple of $25,000 in excess thereof.

       (b) The Borrower agrees that, upon the request to the Administrative Agent by the Swing Line Lender, in order to evidence the Swing Line Loans the Borrower will execute and deliver to the Swing Line Lender a promissory note substantially in the form of Exhibit A-5, with appropriate insertions (as the same may be amended, supplemented, replaced or otherwise modified from time to time, the "Swing Line Note"), payable to the order of the Swing Line Lender and representing the obligation of the Borrower to pay the amount of the Swing Line Commitment or, if less, the unpaid principal amount of the Swing Line Loans, with interest thereon as prescribed in subsection 4.1. The Swing Line Lender is hereby authorized to record the Borrowing Date, the amount of each Swing Line Loan and the date and amount of each payment or prepayment of principal thereof, on the schedule annexed to and constituting a part of the Swing Line Note and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure by the Swing Line Lender to make any such recordation shall not affect any of the obligations of the Borrower under such Swing Line Note or this Agreement. Any Swing Line Note shall (a) be dated the Closing Date, (b) be stated to mature on the Revolving Credit Commitment Termination Date and (c) bear interest for the period from the date thereof until paid in full on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, subsection 4.1.

       (c) The Swing Line Lender, at any time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swing Line Lender to act on its behalf) request each Revolving Credit Lender including the Swing Line Lender, to make a Revolving Credit Loan in an amount equal to such Lender's Revolving Credit Commitment Percentage of the amount of the Swing Line Loans outstanding on the date such notice is given (the "Refunded Swing Line Loans"). Unless any of the events described in paragraph
(f) of Section 9 shall have occurred with respect to the Borrower (in which event the procedures of paragraph (e) of this subsection 2.15 shall apply) each Revolving Credit Lender shall make the proceeds of its Revolving Credit Loan available to the Administrative Agent for the account of the Swing Line Lender at the office of the Administrative Agent specified in subsection 12.2 prior to 12:00 Noon (New York City time) in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Loans shall be immediately applied to repay the Refunded Swing Line Loans. Effective on the day such Revolving Credit Loans are made, the portion of the Swing Line Loans so paid shall no longer be outstanding as Swing Line Loans, shall no longer be due under any Swing Line Note and shall be due under the respective Revolving Credit Loans issued to the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages. The Borrower authorizes the Swing Line Lender to charge the Borrower's accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swing Line Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full such Refunded Swing Line Loans.

       (d) Notwithstanding anything herein to the contrary, the Swing Line Lender shall not be obligated to make any Swing Line Loans if the conditions set forth in subsection 6.2 have not been satisfied.

       (e) If prior to the making of a Revolving Credit Loan pursuant to paragraph (c) of subsection 2.15 one of the events described in paragraph (f) of Section 9 shall have occurred and be continuing with respect to the Borrower, each Revolving Credit Lender will, on the date such Revolving Credit Loan was to have been made pursuant to the notice in subsection 2.15(c), purchase an undivided participating interest in the Refunded Swing Line Loan in an amount equal to (i) its Revolving Credit Commitment Percentage times (ii) the Refunded Swing Line Loans. Each Revolving Credit Lender will immediately transfer to the Swing Line Lender, in immediately available funds, the amount of its participation, and upon receipt thereof the Swing Line Lender will deliver to such Revolving Credit Lender a Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount.

       (f) Whenever, at any time after any Revolving Credit Lender has purchased a participating interest in a Swing Line Loan, the Swing Line Lender receives any payment on account thereof, the Swing Line Lender will distribute to such Revolving Credit Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it.

       (g) Each Revolving Credit Lender's obligation to make the Loans referred to in subsection 2.15(c) and to purchase participating interests pursuant to subsection 2.15(e) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, Holdings, any of their Subsidiaries or any other Lender; or
(v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.


                         SECTION 3.  LETTERS OF CREDIT

       3.1 The L/C Commitment. (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in subsection 3.4(a), agrees to issue Letters of Credit for the account of the Borrower, and Standby L/Cs for the account of Camden solely to support its obligations with respect to the IRBs, on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by the Issuing Lender; provided that no Issuing Lender shall issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed $35,000,000 or (ii) the sum of the Revolving Credit Loans, Swing Line Loans and Letter of Credit Outstandings of all the Revolving Credit Lenders would exceed the lesser of (x) the Revolving Credit Commitments less the amount of any commitment in respect of any working capital facility described in subsection 8.2(i) (iii) of all the Revolving Credit Lenders and (y) the Borrowing Base then in effect. Each Letter of Credit shall (i) be either (x) a Standby L/C issued to support obligations of the Borrower or any of its Subsidiaries, contingent or otherwise, which finance the working capital and business needs of the Borrower and its Subsidiaries incurred in the ordinary course of business, or (y) a Trade L/C in respect of the purchase of goods or services by the Borrower or any of its Subsidiaries in the ordinary course of business and (ii) expire no later than the Revolving Credit Commitment Termination Date. No Standby L/C shall have an expiry date more than 360 days after its date of issuance, provided that a Standby L/C may be renewed for additional 360 day periods, but may not be extended beyond the Revolving Credit Commitment Termination Date.
No Trade L/C shall have an expiry date more than 120 days after its issuance or later than thirty days prior to the Revolving Credit Commitment Termination Date. Each Letter of Credit shall be denominated in Dollars. No Letter of Credit shall be issued for the account of Camden hereunder unless the Borrower shall have executed and delivered the Borrower Guarantee.

       (b) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

       (c) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any Participating Lender to exceed any limits imposed by, any applicable Requirement of Law.

       (d) Up to an aggregate face amount of $25,000,000 of Letters of Credit may be issued only to support the obligations of the Borrower and/or Camden with respect to the IRBs.

       (e)  Notwithstanding anything set forth herein to the contrary:

              (i) Upon execution and delivery of the Borrower Guarantee, Chemical Bank Irrevocable Standby Letter of Credit No. C-281929, dated August 1, 1985, in favor of Simmons First National Bank of Pine Bluff, as trustee (the "Arkansas Trustee") under the Indenture of Trust (the "Arkansas Indenture") dated as of August 1, 1985, by the City of Pine Bluff, Arkansas to the Arkansas Trustee (the "Arkansas IRB Letter of Credit") shall be deemed to have been issued hereunder and be deemed to be a Letter of Credit for all purposes hereof, provided that the Arkansas IRB Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce Publication No. 400.

              (ii) The Letter of Credit, Bond Purchase and Guaranty Agreement, dated as of August 1, 1985, among Camden, Oneida and Chemical Bank, as amended by the Amendment, dated as of February 12, 1997 (as so amended, the "Arkansas IRB Letter of Credit Agreement"), shall be deemed to be the Standby L/C Application (or a part thereof) for the Arkansas IRB
       Letter of Credit and the obligations of Camden under     the Arkansas
       IRB Letter of Credit Agreement shall be deemed to be obligations of Camden in respect of the Arkansas IRB Letter of Credit for all purposes hereof.

              (iii) In the event that the Issuing Lender is required to purchase any Bonds (as defined in the Arkansas Letter of Credit Agreement) pursuant to 2.1(b) of the Arkansas IRB Letter of Credit Agreement, such purchase shall be deemed to be a drawing under the Arkansas IRB Letter of Credit for all purposes hereof in an amount equal to the aggregate price paid by the Issuing Lender for such Bonds (including accrued interest) and each Participating Lender shall participate in such drawing pursuant to subsection 3.4 hereof, provided that Camden shall not be required to reimburse the Issuing Lender on the date on which the Issuing Lender notifies Camden of such drawing as provided in subsection 3.5 hereof. The amount of any such drawing shall bear interest as provided in the Bonds and in paragraph (iv) below.
       Upon the resale of such Bonds by the Issuing Lender, the Issuing Lender shall distribute the proceeds of such resale as though such proceeds were a reimbursement of such drawing. The Issuing Lender shall hold all Bonds so purchased and all amounts received in respect of such Bonds for the ratable benefit of each Participating Lender.

              (iv) In the event that the Issuing Lender is required to purchase any Bonds, Camden and the Borrower agree, jointly and severally, to pay to the Issuing

       Lender, for the ratable benefit of the Participating Lenders, the Make-up Premium (as defined below) for the period from date of the purchase of such Bonds by the Issuing Lender to, and including, the date such Bonds are resold by the Issuing Lender (the "Hold Period"). As used herein, the "Make-up Premium" shall mean an amount equal to the excess of (x) the interest, calculated at the interest rate applicable to Alternate Base Rate Loans during the Hold Period, which would be payable on the aggregate purchase price of such Bonds during the Hold Period over (y) the amount of interest actually received by the Issuing Lender with respect to such Bonds during the Hold Period (including any accrued interest received by the Issuing Lender upon resale of such Bonds).

       3.2 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender and the Administrative Agent at their respective addresses for notices specified herein a commercial letter of credit application in the Issuing Lender's then customary form (a "Trade L/C Application") or a standby letter of credit application in the Issuing Lender's then customary form (a "Standby L/C Application"), as the case may be, in each case completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as may be customary for letters of credit of the kind being requested and as the Issuing Lender may reasonably request. Upon receipt of any Letter of Credit Application, the Issuing Lender will process such Letter of Credit Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and, upon receipt by the Issuing Lender of confirmation from the Administrative Agent that issuance of such Letter of Credit will not contravene subsection 3.1, the Issuing Lender shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Letter of Credit Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower and the Administrative Agent promptly following the issuance thereof.

       3.3 Fees, Commissions and Other Charges. (a) (i) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the Participating Lenders, a letter of credit commission with respect to each Letter of Credit, in an amount equal to the Applicable Margin applicable to Revolving Credit Loans bearing interest at the Eurodollar Rate of the average daily face amount of such Letter of Credit, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Commitment Termination Date. A portion of such commission equal to 1/4 of 1% of the average daily face amount of such Letter of Credit shall be payable to the Issuing Lender for its own account, and the remaining portion of such commission shall be payable to the Issuing Lender and the Revolving Credit Lenders to be shared ratably among them in accordance with their respective Revolving Credit Commitment Percentages. Such commissions shall be nonrefundable.

       (b) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

       (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the Participating Lenders all fees and commissions received by the Administrative Agent for their respective accounts pursuant to this subsection.

       3.4 L/C Participations. (a) Effective on the date of issuance of each Letter of Credit, the Issuing Lender irrevocably agrees to grant and hereby grants to each Participating Lender, and each Participating Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such Participating Lender's own account and risk an undivided interest equal to such Participating Lender's Revolving Credit Commitment Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued by the Issuing

Lender and the amount of each draft paid by the Issuing Lender thereunder.
Each Participating Lender unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which such Issuing Lender is not reimbursed in full by the Borrower or Camden, as the case may be, in accordance with the terms of this Agreement, such Participating Lender shall pay to the Administrative Agent, for the account of the Issuing Lender, upon demand at the Administrative Agent's address specified in subsection 12.2, an amount equal to such Participating Lender's Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed. On the date that any Assignee becomes a Revolving Credit Lender party to this Agreement in accordance with subsection 12.6, participating interests in any outstanding Letters of Credit held by the transferor Lender from which such Assignee acquired its interest hereunder shall be proportionately reallotted between such Assignee and such transferor Lender. Each Participating Lender hereby agrees that its obligation to participate in each Letter of Credit, and to pay or to reimburse the Issuing Lender for its participating share of the drafts drawn or amounts otherwise paid thereunder, is absolute, irrevocable and unconditional and shall not be affected by any circumstances whatsoever (including, without limitation, the occurrence or continuance of any Default or Event of Default), and that each such payment shall be made without offset, abatement, withholding or other reduction whatsoever.

       (b) If any amount required to be paid by any Participating Lender to the Issuing Lender pursuant to subsection 3.4(a) in respect of any unreimbursed portion of any draft paid by the Issuing Lender under any Letter of Credit is not paid to the Issuing Lender within three Business Days after the date such payment is due, such Participating Lender shall pay to the Administrative Agent, for the account of the Issuing Lender, on demand, an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any Participating Lender pursuant to subsection 3.4(a) is not in fact made available to the Administrative Agent, for the account of the Issuing Lender, by such Participating Lender within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such Participating Lender, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Alternate Base Rate Loans hereunder. A certificate of the Issuing Lender submitted to any Participating Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

       (c) Whenever, at any time after the Issuing Lender has paid a draft under any Letter of Credit and has received from any Participating Lender its pro rata share of such payment in accordance with subsection 3.4(a), the Issuing Lender receives any reimbursement on account of such unreimbursed portion, or any payment of interest on account thereof, the Issuing Lender will pay to the Administrative Agent, for the account of such Participating Lender, its pro rata share thereof; provided, however, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing

Lender, such Participating Lender shall return to the Administrative
Agent for the account of the Issuing Lender, the portion thereof previously distributed to it.

       3.5 Reimbursement Obligation of the Borrower. Each of the Borrower and Camden, as the case may be, agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States of America and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrower or Camden, as the case may be, under this subsection from the date such amounts become payable in accordance with the first sentence of this subsection 3.5 until payment in full, at the rate which would be payable on Alternate Base Rate Loans at such time.

       3.6 Obligations Absolute. Each of the Borrower's and Camden's obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower, Camden or any other Person may have or have had against the Issuing Lender or any other Lender or any beneficiary of a Letter of Credit. Each of the Borrower and Camden also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower's and Camden's obligations under subsection 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower or Camden, as the case may be, and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower or Camden, as the case may be, against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct. Each of the Borrower and Camden agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, including, without limitation, Article V thereof, shall be binding on the Borrower and Camden and shall not result in any liability of such Issuing Lender to the Borrower or Camden.

       3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower and the Administrative Agent of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower or Camden, as the case may be, in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

       3.8 Letter of Credit Applications. To the extent that any provision of any Letter of Credit Application, including any reimbursement provisions contained therein, related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall prevail.


                         SECTION 4.  GENERAL PROVISIONS

       4.1 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

       (b) Each Alternate Base Rate Loan shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

       (c) Upon the occurrence and during the continuance of any Event of Default specified in subsection 9(a), the Loans and any overdue amounts hereunder shall bear interest at a rate per annum which is (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of overdue interest, commitment fee or other amount, the rate described in paragraph (b) of this subsection plus 2%.

       (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this subsection shall be payable from time to time on demand.

       4.2 Computation of Interest and Fees. (a) Interest on Alternate Base Rate Loans, commitment fees, interest on overdue interest, commitment fees and other amounts payable hereunder and interest on Eurodollar Loans shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Revolving Credit Lenders or the Term Loan Lenders, as the case may be, of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Revolving Credit Lenders or the Term Loan Lenders, as the case may be, of the effective date and the amount of each such change in interest rate.

       (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to subsection 4.1(a) or (c).

       4.3 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

              (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

              (b) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Alternate Base Rate Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as Alternate Base Rate Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to Alternate Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent (which the Administrative Agent agrees to do when the circumstances that prompted the delivery of such notice no longer exist), no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

       4.4 Pro Rata Treatment and Payments. (a) Each borrowing, conversion or continuation pursuant to subsection 2.13, of Loans (other than Swing Line Loans) by the Borrower from the Lenders and any reduction of the Commitments of the Lenders hereunder shall be made pro rata according to the respective principal amounts of such Loans held by the Lenders or the respective Commitment Percentages of the Lenders, as the case may be.

       (b) Whenever (i) any payment received by the Administrative Agent under this Agreement or any Note or (ii) any other amounts received by the Administrative Agent for or on behalf of the Borrower (including, without limitation, proceeds of collateral or payments under any guarantee) is insufficient to pay in full all amounts then due and payable to the Administrative Agent and the Lenders under this Agreement and any Note, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the following order: First, to the payment of fees and expenses due and payable to the Administrative Agent under and in connection with this Agreement; Second, to the payment of all expenses due and payable under subsection 12.5, ratably among the Administrative Agent and the Lenders in accordance with the aggregate amount of such payments owed to the Administrative Agent and each such Lender; Third, to the payment of fees due and payable under subsections 2.4 and 3.3(a), ratably among the Revolving Credit Lenders in accordance with the Revolving Credit Commitment Percentage of each Revolving Credit Lender and, in the case of the Issuing Lender, the amount retained by the Issuing Lender for its own account pursuant to subsection 3.3(a); Fourth, to the payment of interest then due and payable under the Loans, ratably in accordance with the aggregate amount of interest owed to each such Lender; and Fifth, to the payment of the principal amount of the Loans and the L/C Obligations then due and payable and, in the case of proceeds of collateral or payments under any guarantee, to the payment of any other obligations to any Lender not covered in First through Fourth above ratably secured by such collateral or ratably guaranteed under any such guarantee, ratably among the Lenders in accordance with the aggregate principal amount and, in the case of proceeds of collateral or payments under any guarantee, the obligations secured or guaranteed thereby owed to each such Lender.

       (c) If any Revolving Credit Lender (a "Non-Funding Lender") has (x) failed to make a Revolving Credit Loan required to be made by it hereunder, and the Administrative Agent has determined that such Revolving Credit Lender is not likely to make such Revolving Credit Loan or (y) given notice to the Borrower or the Administrative Agent that it will not make, or that it has disaffirmed or repudiated any obligation to make, any Revolving Credit Loans, in each case by reason of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, or otherwise, any payment made on account of the principal of the Revolving Credit Loans outstanding shall be made as follows:
              (i) in the case of any such payment made on any date when and to the extent that, in the determination of the Administrative Agent, the Borrower would be able, under the terms and conditions hereof, to reborrow the amount of such payment under the Revolving Credit Commitments and to satisfy any applicable conditions precedent set forth in subsection 6.2 to such reborrowing, such payment shall be made on account of the outstanding Revolving Credit Loans held by the Revolving Credit Lenders other than the Non-Funding Lender pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans of such Revolving Credit Lenders;

              (ii) otherwise, such payment shall be made on account of the outstanding Revolving Credit Loans held by the Revolving Credit Lenders pro rata according to the respective outstanding principal amounts of such Revolving Credit Loans; and

              (iii) any payment made on account of interest on the Revolving Credit Loans shall be made pro rata according to the respective amounts of accrued and unpaid interest due and payable on the Revolving Credit Loans with respect to which such payment is being made.

The Borrower agrees to give the Administrative Agent such assistance in making any determination pursuant to this paragraph as the Administrative Agent may reasonably request. Any such determination by the Administrative Agent shall be conclusive and binding on the Lenders.

       (d) All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without set-off or counterclaim and shall be made to the Administrative Agent, for the account of the Lenders at the Administrative Agent's office located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds. The Administrative Agent shall promptly distribute such payments in accordance with the provisions of subsection 4.4(b) promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) would become due and payable on a day other than a Business Day, such payment shall become due and payable on the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension), unless the result of such extension would be to extend such payment into another calendar month in which event such payment shall be made on the immediately preceding Business Day.

       (e) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a Borrowing Date that such Lender will not make the amount that would constitute its relevant Commitment Percentage of the borrowing on such date available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such Borrowing Date, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is made available to the Administrative Agent on a date after such Borrowing Date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (i) the daily average Federal Funds Effective Rate during such period, times (ii) the amount of such Lender's relevant Commitment Percentage of such borrowing, times (iii) a fraction the numerator of which is the number of days that elapse from and including such Borrowing Date to the date on which such Lender's relevant Commitment Percentage of such borrowing shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's relevant Commitment Percentage of such borrowing is not in fact made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall be entitled to recover such amount with interest thereon at the rate per annum applicable to Alternate Base Rate Loans hereunder, on demand, from the Borrower. The failure of any Lender to make any Loan to be made by it shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on such Borrowing Date.

       4.5 Borrowing Base Compliance. Throughout the Revolving Credit Commitment Period the Borrower will deliver to the Administrative Agent certificates of a Responsible Officer of the Borrower setting forth the amount of accounts receivable and inventory of the Borrower and its subsidiaries as shown on the consolidated balance sheet of the Borrower and its Subsidiaries within 15 Business Days after the end of each month. If the Borrower is not in compliance with the requirements in respect of the Borrowing Base, the Administrative Agent shall promptly notify the Borrower and the Lenders of such noncompliance and the Borrower shall immediately (and in any event within one Business Day of receipt of such notice) make all mandatory prepayments required pursuant to subsection 2.12(e). The Administrative Agent shall be obligated to rely on each certificate delivered hereunder in its determination of the Borrowing Base by the Administrative Agent and such certificate shall remain in effect until notice of a redetermined Borrowing Base shall have been given by the Administrative Agent in accordance with the provisions of this subsection 4.5.

       4.6 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Alternate Base Rate Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Alternate Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law; provided that before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different lending office if the making of such a designation would allow the Lender or its lending office to continue to perform its obligations to make Eurodollar Loans and avoid the need for, or materially reduce the amount of, such increased cost. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 4.9. If circumstances subsequently change so that any affected Lender shall determine that it is no longer so affected, such Lender will promptly notify the Borrower and the Administrative Agent, and upon receipt of such notice, the obligations of such Lender to make or continue Eurodollar Loans or to convert Alternate Base Rate Loans into Eurodollar Loans shall be reinstated.

       4.7 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

         (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Loan, any Note, any Letter of Credit or any Letter of Credit Application or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by subsection 4.8 and the establishment of a tax based on the overall net income of such Lender or changes in the rate of tax on the overall net income of such Lender);

        (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit (including, without limitation, letters of credit) by, or any other acquisition of funds by, any office of such Lender; or

       (iii)  shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or to increase the cost to such Lender, by an amount which such Lender deems to be material, of issuing or maintaining any Letter of Credit or participation therein or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable, provided that before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different Eurodollar lending office if the making of such designation would allow the Lender or its Eurodollar lending office to continue to perform its obligations to make Eurodollar Loans or to continue to fund or maintain Eurodollar Loans and avoid the need for, or materially reduce the amount of, such increased cost. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify (in any event no later than 90 days after such Lender becomes entitled to make such claim) the Borrower, through the Administrative Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. If the Borrower so notifies the Administrative Agent within five Business Days after any Lender notifies the Borrower of any increased cost pursuant to the foregoing provisions of this subsection 4.7, the Borrower may convert all Eurodollar Loans of such Lender then outstanding into Alternate Base Rate Loans in accordance with subsection
2.13 and, additionally, reimburse such Lender for any cost in accordance with subsection 4.9. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder for nine months following such termination and repayment.

       (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a prompt written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. This covenant shall survive the termination of this Agreement and the payment of any Notes and all other amounts payable hereunder for nine months following such termination and repayment.

       4.8 Taxes. (a) Except as provided below in this subsection, all payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes imposed in lieu of net income taxes. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any Notes, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and any Notes, provided, however, that the Borrower shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails or is unable to comply with the requirements of paragraph (b) of this subsection. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder for a period of nine months thereafter.

       (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

              (i) (x) on or before the date of any payment by the Borrower under this Agreement or any Notes to such Lender, deliver to the Borrower and the Administrative Agent (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Agreement and any Notes without any deduction or withholding of any United States federal income taxes and
       (B) a duly completed Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

                  (y) deliver to the Borrower and the Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

                  (z) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent; or

              (ii) in the case of any such Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and that does not comply with sub-paragraph (i) of this paragraph (b), (x) represent to the Borrower (for the benefit of the Borrower and the Administrative Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (y) deliver to the Borrower on or before the date of any payment by the Borrower, with a copy to the Administrative Agent, (A) a certificate stating that such Lender (1) is not a "bank" under Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (2) is not a 10-percent shareholder within the meaning of Section 881(c)(3)(B) of the Code and (3) is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (any such certificate a "U.S. Tax Compliance Certificate") and (B) two duly completed copies of Internal Revenue Service Form W-8, or successor
       applicable form, certifying        to such Lender's legal entitlement at
       the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to payments to be made under this Agreement and any Notes (and to deliver to the Borrower and the Administrative Agent two further copies of Form W-8 on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrower or the Administrative Agent for filing and completing such forms), and (z) agree, to the extent legally entitled to do so, upon reasonable request by the Borrower, to provide to the Borrower (for the benefit of the Borrower and the Administrative Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Agreement and any Notes;

unless in any such case any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders any such forms and certificates previously delivered by such Lender inapplicable or which would prevent such Lender from duly completing and delivering such form or certificate with respect to it and such Lender so advises the Borrower and the Administrative Agent. Each Person that shall become a Lender or a Participant pursuant to subsection 12.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection; provided that in the case of a Participant the obligations of such Participant pursuant to this paragraph (b) shall be determined as if such Participant were a Lender except that such Participant shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

       4.9 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment when due of the principal amount of or interest on any Eurodollar Loan, (b) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (c) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (d) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense (but excluding loss of margin) arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. Calculation of all amounts payable to a Lender under this subsection 4.9 shall be made as though such Lender had actually funded its relevant Eurodollar Loan through the purchase of a deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of such Eurodollar Loan and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its Eurodollar Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection
4.9. This covenant shall survive the termination of this Agreement and the payment of any Notes and all other amounts payable hereunder for a period of nine months thereafter.

       4.10 Replacement of Lender. If at any time (a) the Borrower becomes obligated to pay additional amounts described in subsections 4.6, 4.7 or 4.8 as a result of any condition described in such subsections or any Lender ceases to make Eurodollar Loans pursuant to subsection 4.6, (b) any Lender becomes insolvent and its assets become subject to a receiver, liquidator, trustee, custodian or other Person having similar powers, (c) any Lender becomes a "Nonconsenting Lender" or (d) any Lender becomes a "Non-Funding Lender", then the Borrower may, on ten Business Days' prior written notice to the Administrative Agent and such Lender, replace such Lender by causing such Lender to (and such Lender shall) assign pursuant to subsection 12.6(c) all of its rights and obligations under this Agreement to a Lender or other entity selected by the Borrower and acceptable to the Administrative Agent for a purchase price equal to the outstanding principal amount of such Lender's Loans and all accrued interest and fees and other amounts payable hereunder (including amounts payable under subsection 4.9 as though such Loans were being paid instead of being purchased); provided that (i) the Borrower shall have no right to replace the Administrative Agent, (ii) neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such entity, (iii) in the event of a replacement of a Nonconsenting Lender or a Lender to which the Borrower becomes obligated to pay additional amounts pursuant to clause (a) of this subsection 4.10, in order for the Borrower to be entitled to replace such a Lender, such replacement must take place no later than 180 days after (A) the date the Nonconsenting Lender shall have notified the Borrower and the Administrative Agent of its failure to agree to any requested consent, waiver or amendment or
(B) the Lender shall have demanded payment of additional amounts under one of the subsections described in clause (a) of this subsection 4.10, as the case may be, and (iv) in no event shall the Lender hereby replaced be required to pay or surrender to such replacement Lender or other entity any of the fees received by such Lender hereby replaced pursuant to this Agreement. In the case of a replacement of a Lender to which the Borrower becomes obligated to pay additional amounts pursuant to clause (a) of this subsection 4.10, the Borrower shall pay such additional amounts to such Lender prior to such Lender being replaced and the payment of such additional amounts shall be a condition to the replacement of such Lender. In the event that (x) the Borrower or the Administrative Agent has requested the Lenders to consent to a departure or waiver of any provisions of the Loan Documents or to agree to any amendment thereto, (y) the consent, waiver or amendment in question requires the agreement of all Lenders in accordance with the terms of subsection 12.1 and
(z) Required Lenders have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a "Nonconsenting Lender." The Borrower's right to replace a Non-Funding Lender pursuant to this subsection 4.10 is, and shall be, in addition to, and not in lieu of, all other rights and remedies available to the Borrower against such Non-Funding Lender under this Agreement, at law, in equity, or by statute.


                   SECTION 5.  REPRESENTATIONS AND WARRANTIES

       To induce the Administrative Agent and the Lenders to enter into this Agreement, to make the Loans and to issue and participate in Letters of Credit and to consent to the Camden Acquisition, the Credit Parties hereby represent and warrant to the Administrative Agent and each Lender that:

       5.1 Financial Condition. (a) The audited consolidated financial statements of the Borrower and its Subsidiaries as of December 31, 1995, reported on by Coopers & Lybrand, copies of which have heretofore been furnished to each Lender, to the best knowledge of the Borrower, present fairly in all material respects the consolidated financial position of the Borrower and its Subsidiaries as at such dates, and the consolidated results of the Borrower's operations and the Borrower's cash flows for the seven months then ended. Such financial statements and the related schedules and notes thereto have been prepared, to the best knowledge of the Borrower, in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Borrower nor any of its Subsidiaries had, to the best knowledge of the Borrower, as at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto and which, to the best knowledge of the Borrower, has any reasonable likelihood of resulting in a material cost or loss. During the period from December 31, 1995 to and including the date hereof there has been, to the best knowledge of the Borrower, no sale, transfer or other disposition by the Borrower or any of its Subsidiaries of any material part of its business, or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its Subsidiaries at December 31, 1995.

       (b) The audited combined balance sheets of Albion, DAW, Hoosier and Silicones at December 28, 1995 and the related statements of income, cash flows and changes in shareholders equity for the fiscal year ended December 28, 1995, certified by Coopers & Lybrand, copies of which have heretofore been furnished to each Lender, to the best knowledge of the Borrower, present fairly in all material respects the combined financial position of Dekko as at such date, and the consolidated results of Dekko's operations and Dekko's cash flows for the fiscal period then ended. All such financial statements and the related schedules and notes thereto have been prepared, to the best knowledge of the Borrower, in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein). Neither the Borrower nor any of its Subsidiaries nor Dekko had, to the best knowledge of the Borrower, as at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto and which, to the best knowledge of the Borrower, has any reasonable likelihood of resulting in a material cost or loss. During the period from December 28, 1995 to and including the Amendment Closing Date there has been, to the best knowledge of the Borrower, no sale, transfer or other disposition (other than the Acquisition) by Dekko of any material part of its business, except as disclosed in or contemplated by the Acquisition Documents, or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of Dekko at December 28, 1995.
       (c) The unaudited balance sheet of Camden for the fiscal years ended January 29, 1994, January 28, 1995 and January 27, 1996 and for the ten-month period ended November 23, 1996 and the related statements of income, cash flows and changes in shareholders equity for such periods, copies of which have heretofore been furnished to each Lender, to the best knowledge of the Borrower, present fairly in all material respects the financial position of Camden as at such dates, and the consolidated results of Camden's operations and Camden's cash flows for the fiscal periods then ended. All such financial statements have been prepared, to the best knowledge of the Borrower, in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein). Camden had, to the best knowledge of the Borrower, as at the date of the most recent balance sheet referred to above, no material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction or any commodity hedge, which is not reflected in the foregoing statements or in the notes thereto and which, to the best knowledge of the Borrower, has any reasonable likelihood of resulting in a material cost or loss. During the period from November 23, 1996 to and including the Second Amendment Closing Date there has been, to the best knowledge of the Borrower, no sale, transfer or other disposition by Camden (other than the Camden Acquisition) of any material part of its business, except as disclosed in or contemplated by the Camden Acquisition Documents, or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the financial condition of Camden at November 23, 1996.

       5.2 No Change. Since December 31, 1995, (a) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect and

(b) no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Credit Parties except as permitted hereby nor has any of the Capital Stock of the Credit Parties been redeemed, retired, purchased or otherwise acquired for value by the Credit Parties or any of their Subsidiaries.

       5.3 Corporate Existence; Compliance with Law. Holdings and each of its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and
(d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Affect.

       5.4 Corporate Power; Authorization; Enforceable Obligations. Each Credit Party has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement, any of the Notes, the other Loan Documents to which it is a party and the Camden Acquisition Documents to which it is a party and, with respect to the Borrower, to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of, or the granting of any security interests under, this Agreement, any of the Notes and the other Loan Documents and to authorize the execution, delivery and performance of this Agreement, any of the Notes, the other Loan Documents to which it is a party and the Camden Acquisition Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of, or the granting of any security interests under, this Agreement, any of the Notes or the other Loan Documents to which any Credit Party is a party or to the Camden Acquisition Documents to which it is a party, except for those set forth on
Schedule 5.4, each of which have been made or taken and are in full force and effect. This Agreement, any Note, each of the other Loan Documents and each of the Camden Acquisition Documents has been duly executed and delivered on behalf of the Credit Party thereto. This Agreement, any Note, each of the other Loan Documents, each of the Transaction Documents, each of the Acquisition Documents and each of the Camden Acquisition Documents constitutes a legal, valid and binding obligation of the Credit Party thereto enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

       5.5 No Legal Bar. The execution, delivery and performance of this Agreement, any of the Notes, the other Loan Documents and the Camden Acquisition Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of any Credit Party or of any of their Subsidiaries.

       5.6 No Material Litigation. Except as set forth in Schedule 5.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Credit Parties, threatened by or against any of the Credit Parties or any of their Subsidiaries or against any of its or their respective properties or revenues (a) with respect to this Agreement, any Notes, the other Loan Documents, any of the Transaction Documents, any of the Acquisition Documents, any of the Camden Acquisition Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

       5.7 No Default. None of the Credit Parties or any of their Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

       5.8 Ownership of Property; Liens. Each of the Credit Parties and their Subsidiaries has good record and indefeasible title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien except as permitted by subsection 8.3. Such real and other properties comprise all of the properties the use of which is necessary for the conduct of the Borrower's or such Subsidiaries' business as presently conducted and as proposed to be conducted by it. As of the date hereof (and after giving effect to the Camden Acquisition), the Fee Properties listed on Part I of Schedule 5.20 constitute all the real properties owned in fee by the Borrower or its Subsidiaries and the Leased Properties listed on
Part II of Schedule 5.20 together with the Excluded Leased Properties listed on
Part III of Schedule 5.20 constitute all of the real properties leased by the Borrower or its Subsidiaries. Each of the leases with respect to the Leased Properties listed on Part II of Schedule 5.20 is in full force and effect.

       5.9 Intellectual Property. Each of the Credit Parties and their Subsidiaries owns, or is validly licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure of which to own or license could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). To the best knowledge of the Borrower, and except as set forth on Schedule 5.9, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor do the Credit Parties know of any valid basis for any such claim which could reasonably be expected to have a Material Adverse Effect. The use of such Intellectual Property by the Credit Parties and their Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

       5.10 Taxes. Except as set forth on Schedule 5.10, each of the Credit Parties and their Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of the Credit Parties, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property (including without limitation the Mortgaged Properties) and all other material taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than (i) any such taxes, assessments, fees or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Credit Parties or their Subsidiaries, as the case may be, and (ii) taxes, assessments, fees or other charges imposed by any Governmental Authority, other than income taxes imposed by the United States of America, with respect to which the failure to make payments could not, by reason of the amount thereof or of remedies available to such Governmental Authorities, reasonably be expected to have a Material Adverse Effect); no tax Lien has been filed, and, to the knowledge of the Credit Parties, no claim is being asserted, with respect to any such tax, fee or other charge.

       5.11 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

       5.12 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan. Each Plan (other than a Multiemployer Plan) has complied in all material respects with the applicable provisions of ERISA and the Code, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which could reasonably be expected to have a Material Adverse Effect. None of the Credit Parties or any of their Subsidiaries nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and none of the Credit Parties nor any of their Subsidiaries nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Credit Parties, any of their Subsidiaries or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Borrower and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits by an amount which could reasonably be expected to have a Material Adverse Effect.

       5.13 Investment Company Act; Other Regulations. Neither Holdings nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Requirement of Law which limits its ability to incur Indebtedness.

       5.14 Subsidiaries, Etc. As of the date hereof, the only Subsidiaries of the Borrower, and the only partnerships or joint ventures in which the Borrower or any of its Subsidiaries has an interest are those listed on
Schedule 5.14. As of the date hereof, the Borrower owns the percentage of the Capital Stock or other evidences of the ownership of each Subsidiary, partnership or joint venture listed on Schedule 5.14 as set forth on such Schedule. As of the date hereof, no such Subsidiary, partnership or joint venture has issued any securities convertible into shares of its Capital Stock, and the outstanding stock and securities (or other evidence of ownership) of such Subsidiaries, partnerships or joint ventures owned by the Borrower and its Subsidiaries are so owned free and clear of all Liens, warrants, options or rights of others of any kind except as set forth in Schedule 5.14.

       5.15 Purpose of Loans. The proceeds of the Term Loans (other than the Additional Term Loans and the Second Additional Term Loans) shall be used to finance a portion of the Mergers and the Wirekraft Acquisition and the transaction costs associated therewith and to refinance the credit facilities under the Omega Credit Agreement. The proceeds of the Revolving Credit Loans shall be used to finance a portion of Mergers, the Wirekraft Acquisition and the Acquisition and the transaction costs associated therewith and to refinance the credit facilities under the Omega Credit Agreement, as well as for general corporate purposes of the Borrower and the Subsidiaries. The proceeds of the Additional Term Loans shall be used to finance a portion of the Acquisition and the transaction costs associated therewith. The proceeds of the Second Additional Term Loans shall be used to finance the cash purchase price of the Camden Acquisition and the transaction costs associated with the Camden Acquisition, to prepay Revolving Credit Loans outstanding hereunder in order to allow the issuance of Letters of Credit hereunder to support the obligations of the Borrower and/or Camden with respect to the IRBs and to provide working capital to the Borrower. Up to an aggregate face amount of $15,500,000 of Letters of Credit shall be issued only to support the obligations of the Borrower and/or Camden with respect to the IRBs.

       5.16 Environmental Matters. (a) The facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "Properties") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations or under such conditions which (i) constitute or constituted a violation of, or could reasonably be expected to give rise to liability under, any Environmental Law in effect at the time of the making of this representation, or (ii) could materially and adversely interfere with the continued operation of the Properties, or (iii) materially impair the fair saleable value thereof except in each case insofar as such violation, liability, interference, or reduction in fair market value, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect.

       (b) The Business, Properties and all operations at the Properties are, and to the knowledge of the Borrower have been, in compliance in all material respects with all applicable Environmental Laws except for noncompliance which is not reasonably likely to result in a Material Adverse Effect.

       (c) Neither the Borrower nor any of its Subsidiaries has received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or are reasonably likely to result in a Material Adverse Effect.

       (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law in effect at the time of the making of this representation, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law in effect at the time of the making of this representation except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect.
       (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect.

       (f) There has been no release or, to the best knowledge of the Borrower, threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably give rise to liability under Environmental Laws in effect at the time of making this representation except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in a Material Adverse Effect.

       5.17 Delivery of the Camden Acquisition Documents. The Administrative Agent has received for itself and for each Lender a complete copy of each of the Camden Acquisition Documents (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof.

       5.18 Representations and Warranties Contained in the Camden Acquisition Documents. Each of the Camden Acquisition Documents has been duly executed and delivered by the Credit Parties and, to the best knowledge of the Borrower, all other parties thereto and is in full force and effect. As of the date hereof, the representations and warranties of Holdings or the Borrower and, to the best knowledge of the Borrower, Camden and any of the other parties thereto, respectively, in the Camden Acquisition Documents are true and correct in all material respects.

       5.19 Disclosure. No information, financial statement, report, certificate or other document prepared or furnished by or on behalf of any Credit Party to the Administrative Agent or any Lender in connection with this Agreement, any other Loan Document, any of the Transaction Documents, any of the Acquisition Documents or any of the Camden Acquisition Documents (but excluding all projections and pro forma financial statements which shall have been prepared in good faith and based upon reasonable assumptions) contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. As of the Second Amendment Closing Date, there is no fact known to any Credit Party (other than general economic conditions, which conditions are commonly known and affect businesses generally) which has, or which could reasonably be expected to have, in the reasonable judgment of such Credit Party, a Material Adverse Effect.

       5.20 Security Documents. (a) The Pledge Agreements are each effective to create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable security interest in the Pledged Stock or the Pledged Notes, as the case may be, described therein and proceeds thereof and all actions have been taken to cause the Pledge Agreements to each constitute a fully perfected first Lien on, and security interest in, all right, title and interest of Holdings, the Borrower and their Subsidiaries in such Pledged Stock or Pledged Notes, as the case may be, described therein and in proceeds thereof superior in right to any other Person.

              (b) The Security Agreements and the Assignments are each effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the respective collateral described therein and proceeds thereof, and when financing statements in appropriate form are filed in the offices specified on Schedule
5.20 or in such Security Agreement, and the other actions required to be taken by all Security Agreements have been taken, the Security Agreements shall constitute fully perfected, first priority Liens on, and security interests in, all right, title and interest of Holdings, the Borrower and their Subsidiaries in such collateral and the proceeds thereof superior in right to any other Person other than Liens permitted hereby.

       (c) As of the date hereof the properties listed on Schedule 5.20 constitute all material real properties owned by Holdings or any of its Subsidiaries. The Mortgages are each effective to create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a legal, valid and enforceable Lien on the properties described therein and proceeds thereof, subject to obtaining necessary consents (which consents shall be obtained on or prior to the Second Amendment Closing Date) and when the Mortgages are filed in the offices specified on Schedule 5.20, the Mortgages shall constitute a fully perfected, first priority

Lien on, and security interest in, all right, title and interest of the Borrower in the Mortgaged Properties and the proceeds thereof, superior in right to any other Person other than Liens permitted hereby.

       5.21 Solvency. Each of Holdings and the Borrower is, individually and together with its Subsidiaries, Solvent.

       5.22 No Fees. None of the Credit Parties nor any of their Subsidiaries is under any obligation to pay any broker's fees, finder's fee, commission, transaction fee or expenses in connection with the transactions contemplated by this Agreement or the Camden Acquisition Documents other than fees and expenses listed on Schedule 5.22.

       5.23 Insurance. The insurance maintained by or reserved against on the books of Holdings, the Borrower and their Subsidiaries is sufficient to protect the Borrower against such risks as are usually insured against in the same general area by companies engaged in the same or similar business. None of the Credit Parties or any of their Subsidiaries is in default under any provisions of any such policy of insurance or has received notice of cancellation of any such insurance (other than in connection with the replacement of any such policy). None of the Credit Parties or any of their Subsidiaries has made any material claims under any policy of insurance with respect to which the insurance carrier has denied liability.

       5.24 Senior Debt. The Obligations of the Borrower constitute "Senior Indebtedness" for purposes of the Senior Subordinated Notes.

       5.25 Labor Matters. There are no strikes pending or, to the best knowledge of the Borrower, threatened against Holdings or any of its Subsidiaries which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The hours worked and payments made to employees of Holdings and each of its Subsidiaries have not been in violation of any applicable United States and or Mexican labor laws, rules or regulations or any other applicable laws, rules or regulations, except where such violations could not reasonably be expected to have a Material Adverse Effect. The consummation of the Camden Acquisition will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Holdings or any of its Subsidiaries (or any predecessor) is a party or by which Holdings or any of its Subsidiaries (or any predecessor) is bound.


                        SECTION 6.  CONDITIONS PRECEDENT

       6.1 Conditions to Effectiveness of Amendment and Restatement. The agreement of (i) the Tranche B Term Loan Lenders and the Tranche C Term Loan Lenders to provide the Second Additional Term Loans, (ii) the Revolving Credit Lenders to increase the letter of credit sublimit under the Revolving Credit Commitments by $15,500,000 and (iii) the Lenders to consent to the Camden Acquisition is subject to the satisfaction, immediately prior to or concurrently with the making of such Second Additional Term Loans on the Second Amendment Closing Date (which date shall not occur later than March 14, 1997), of the following conditions precedent:

              (a) Camden Acquisition. The Camden Acquisition shall have been consummated for an aggregate purchase price (excluding fees and expenses) of approximately $60,500,000 (subject to purchase price adjustments as set forth in the Camden Acquisition Documents), comprised of approximately $45,000,000 in cash and approximately $15,500,000 of assumed obligations with respect to the IRBs and the Administrative Agent shall have received, with a copy for each Lender, (i) a certified copy of each of the Camden Acquisition Documents, (ii) a certificate of a Responsible Officer to the effect that all conditions precedent and other material transactions contemplated by the Camden Acquisition Documents have been satisfied or consummated, as the case may be, without amendment, waiver or modification of the terms thereof without the prior written consent of the Lenders and (iii) a certified copy of each of the documents and materials filed publicly by Camden and/or Oneida in connection with such transactions.

              (b) Capitalization. The corporate and capital structure of Holdings and the Borrower and each of their Subsidiaries after giving effect to the Camden Acquisition shall be satisfactory to the Lenders in all material respects. There shall exist no Indebtedness of Holdings, the Borrower or any of their subsidiaries on the Second Amendment Closing Date, except for, in the case of the Borrower, any Indebtedness hereunder and the Senior Subordinated Notes and certain other indebtedness permitted hereby.
              (c) Agreement; Notes. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower and Holdings with a counterpart for each Lender,
       (ii) for the account of each of the Lenders which has requested a Note pursuant to subsections 2.8(a) and 2.9(a), a replacement Tranche B Term Note or a replacement Tranche C Term Note, as the case may be, conforming to the requirements hereof and executed and delivered by a duly authorized officer of the Borrower and (iii) the following Security Documents and Guarantees, each executed and delivered by a Responsible Officer of the appropriate Credit Party and by each other party thereto:

              (1)    the Camden Guarantee;

              (2)    the Camden Security Agreement;

              (3)    the Camden Trademark Security Agreement;

              (4)    the Camden Patent Security Agreement;

              (5) the Acknowledgment and Confirmation of Domestic Subsidiaries' Guarantee;

              (6) the Acknowledgment and Confirmation of Borrower Pledge Agreement and Borrower Security Agreement; and

              (7)    the Borrower Guarantee.

              (d) Pledged Stock. The Administrative Agent shall have received all of the capital stock of Camden and the acknowledgement and consent of Camden to such pledge, together with undated stock powers endorsed in blank for each stock certificate representing such Pledged Stock.

              (e) Corporate Proceedings of the Credit Parties. The Administrative Agent shall have received, with a copy for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors or duly authorized committee of each of Holdings, the Borrower and Camden authorizing (i) the execution, delivery and performance of this Agreement, the other Loan Documents and the Camden Acquisition Documents to which it is a party, (ii) the borrowings contemplated hereby and (iii) the transactions contemplated by the Camden Acquisition (to the extent applicable to such Person), certified by the Secretary or an Assistant Secretary of each of Holdings, the Borrower and Camden as of the Second Amendment Closing Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and shall be in form and substance reasonably satisfactory to the Administrative Agent.

              (f) Incumbency Certificates. The Administrative Agent shall have received, with a copy for each Lender, a certificate of the Secretary or an Assistant Secretary (or comparable officer) of each of
       Holdings, the Borrower and Camden, dated the Second      Amendment
       Closing Date, as to the incumbency and signature of the officers of such Person executing each Loan Document and Camden Acquisition Document to which it is a party and any certificate or other document to be delivered by it pursuant hereto and thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

              (g) Corporate Documents. The Administrative Agent shall have received, with a counterpart for each Lender, true and complete copies of the certificate of incorporation and by-laws of each of Holdings, the Borrower and Camden, certified as of the Second Amendment Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of each of the Credit Parties.

              (h) Certificate Regarding Senior Subordinated Notes. The Lenders shall have received a certificate from a Responsible Officer of the Borrower, dated the Second Amendment Closing Date, that, after giving effect to the transactions contemplated by this Agreement and the Camden Acquisition, the Borrower will be in compliance with the debt incurrence covenants contained in the Senior Subordinated Notes Indenture, which certificate shall set forth the calculations used to make such representation.

              (i) Consents, Licenses and Approvals. (i) All governmental and material third party approvals (including material landlords' and other consents) necessary or advisable in connection with the execution, delivery and performance of the Loan Documents and the Camden Acquisition Documents and the continuing operation of the Business shall have been obtained and be in full force and effect, (ii) all applicable waiting periods shall have expired without any action being taken or threatened by any competent Governmental Authority which would restrain, prevent or otherwise impose adverse conditions on Holdings, any of its Subsidiaries or the Camden Acquisition and (iii) the Administrative Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of the Borrower (A) attaching copies of all consents, authorizations and filings in connection with this Agreement and the Camden Acquisition, and (B) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

              (j) Fees. The Administrative Agent shall have received the fees to be received on the Second Amendment Closing Date referred to in subsection 2.4(b) and the Administrative Agent shall have received a certificate in a form acceptable to it from a Responsible Officer certifying that the total aggregate amount of all fees and expenses incurred or to be incurred in connection with the Camden Acquisition shall not exceed an amount customary for transactions of this type.

              (k) Borrowing Certificate. The Administrative Agent shall have received, with a copy for each Lender, a borrowing certificate substantially in the form of Exhibit G and dated the Second Amendment Closing Date, executed by a Responsible Officer of the Borrower.
              (l) No Defaults. There shall exist no breach of or default (or condition which would constitute a default with the giving of notice or the passage of time) under any capital stock, financing agreements, lease agreements or other Contractual Obligation of Holdings or any of its Subsidiaries (including Camden) which, in any case or in the aggregate, would have a Material Adverse Effect.

              (m) Legal Opinions. (i) The Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinion of Weil, Gotshal & Manges LLP, counsel to the Credit Parties, substantially in the form of Exhibit F, dated the Second Amendment Closing Date.

              (ii) The Administrative Agent shall have received, with a copy for each Lender, the opinions of counsel to the Seller (as defined in the Camden Acquisition Documents) and to the Borrower delivered in connection with the Camden Acquisition, and each of such opinions shall either be addressed to the Administrative Agent or the Administrative Agent shall be authorized to rely on such opinions as if addressed to it.

              (n) Solvency. The Administrative Agent shall have received, with a copy for each Lender, (i) an opinion satisfactory in form and substance to them from Brownstone Associates Incorporated, dated the Second Amendment Closing Date, which shall document the Solvency of the Borrower on a consolidated basis and Holdings on a consolidated basis after giving effect to the Camden Acquisition and the other transactions contemplated hereby and (ii) a certificate of a Responsible Officer of the Borrower, dated the Second Amendment Closing Date, in substantially the form of Exhibit H.

              (o) Perfection; Lien Searches. All filings and other actions required to create and perfect a first priority security interest in all collateral granted to the Administrative Agent pursuant to the Security Documents shall have been duly made or taken, and all such collateral shall be free and clear of other Liens except as permitted hereby. The Administrative Agent shall have received, with a copy for each Lender, the results of a recent lien search in each of the jurisdictions in the United States where assets of Camden are located, and (i) such search shall reveal no Liens on any of the assets of such parties other than those permitted pursuant to subsection 8.3 or (ii) the Administrative Agent shall have received evidence satisfactory to it that UCC-3 termination statements and other Lien release documentation shall have been duly executed and properly filed, and all other necessary actions shall have been duly taken, to the extent necessary to effect the complete and irrevocable release of all Liens other than those permitted pursuant to subsection 8.3 on the assets of Camden.

              (p) Insurance. The Administrative Agent shall have received an insurance certificate from AON Services, dated as of a recent date, and other evidence satisfactory to it that reasonably satisfactory insurance relating to Camden will be in place after the Camden Acquisition.

              (q) Tax, ERISA, Labor and Environmental Matters. All (i) tax aspects of the transactions contemplated hereby, and (ii) labor, ERISA and environmental matters with respect to the Borrower and its Subsidiaries, shall be satisfactory to the Lenders.

              (r) Perfection Certificate. The Administrative Agent shall have received, with a copy for each Lender, a Perfection Certificate, dated the Second Amendment Closing Date, substantially in the form of Exhibit I, duly completed by the Borrower.

              (s) Environmental Audit. The Lenders shall have received an environmental audit in form and substance satisfactory to them from Lexicon Environmental Associates, Inc. with respect to any environmental hazards, conditions or liabilities (contingent or otherwise) to which Camden may be subject.

              (t) Financial Statements. The Administrative Agent shall have received, with a copy for each Lender, (i) a pro forma balance sheet of the Borrower and its Subsidiaries as of the Second Amendment Closing Date and after giving effect to the Camden Acquisition and the financings contemplated thereby, which shall be in form and substance satisfactory to the Lenders, (ii) unaudited financial statements of Camden for the fiscal years ended January 29, 1994, January 28, 1995 and January 27, 1996 and for the ten-month period ended November 23, 1996, which financial statements shall have been prepared in accordance with GAAP and shall be in form and substance satisfactory to the Lenders and
       (iii) unaudited interim consolidated financial statements of each of the Borrower, its Subsidiaries and Camden for each fiscal month and quarterly period ended since the date of the last statement referred to above, to the extent available, and such financial statements shall not, in the judgment of the Lenders, reflect any material adverse change in the consolidated financial condition of the Borrower, its Subsidiaries or Camden as reflected in the financial statements or projections previously delivered to such Lenders.

              (u) Borrowing Base Certificate. The Administrative Agent shall have received, with a copy for each Lender, a certificate of a Responsible Officer of the Borrower setting forth information concerning the pro forma Borrowing Base as of the Second Amendment Closing Date after giving effect to the Camden Acquisition approved by the Administrative Agent.

              (v) Litigation. No litigation, inquiry, injunction or restraining order shall be pending, entered or threatened (including, without limitation, any proposed statute, rule or regulation) which, in the reasonable opinion of the Lenders, could have a Material Adverse Effect.

              (w) No Adverse Change. There shall not have occurred any change, or development or event involving a prospective change, which in either case in the reasonable opinion of the Lenders, could have a Material Adverse Effect. The Lenders shall not have become aware of any previously undisclosed materially adverse information with respect to
       (i) the Camden Acquisition or the business, assets, operations, condition (financial or otherwise) or prospects of Holdings, the Borrower, and their Subsidiaries, taken as a whole, (ii) their ability
       to perform their obligations       under this Agreement, any Note or the
       other Loan Documents or (iii) the rights and remedies of the Lenders.

              (x) Revolving Credit Loans. On the Second Amendment Closing Date and after giving effect to this Agreement and the Camden Acquisition, the aggregate principal amount of all outstanding Revolving Credit Loans shall not exceed $27,500,000.

              (y) Other Documentation. All other documentation, including, without limitation, any tax sharing agreement, employment agreement, management compensation arrangement or other financing arrangement of Camden shall be reasonably satisfactory in form and substance to the Lenders.

              (z) Flood Insurance. If any Mortgage with respect to real property owned by Camden encumbers improved real property which is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, as amended, the Administrative Agent shall have received from the Borrower (i) a policy of flood insurance which (A) covers any parcel of improved real property which is encumbered by any such Mortgage (B) is written in an amount not less than the outstanding principal amount of the indebtedness secured by such Mortgage which is reasonably allocable to such real property or the maximum limit of coverage made available with respect to the particular type of property under the National Flood Insurance Act of 1968, as amended, whichever is less, and (C) has a term ending not later than the maturity of the indebtedness secured by such Mortgage and (ii) confirmation that the Borrower has received the notice required pursuant to Section 208(e)(3) of Regulation H of the Board of Governors of the Federal Reserve System.

       6.2 Conditions to Each Loan. The agreement of each Lender to make any Loan requested to be made by it on any date (including, without limitation, the Second Additional Loans) or of the Revolving Credit Lenders and the Issuing Lender to issue or participate in any Letter of Credit is subject to the satisfaction of the following conditions precedent:

              (a) Representations and Warranties. Each of the representations and warranties made by the Credit Parties and their Subsidiaries in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date.

              (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made, or Letters of Credit requested to be issued, on such date.

              (c) Letter of Credit Application. With respect to the issuance of any Letter of Credit, the Issuing Bank shall have received a Letter
       of Credit Application, completed    to its reasonable satisfaction and
       duly executed by a Responsible Officer of the Borrower; provided that if such Letter of Credit is being issued to support the repayment of any Indebtedness of any Subsidiary of the Borrower, such Subsidiary shall also execute such Letter of Credit Application and shall agree to be jointly and severally liable with the Borrower for any and all obligations arising under or in connection with such Letter of Credit or the Letter of Credit Application related thereto.

       Each borrowing by the Borrower hereunder and issuance of any Letter of Credit shall constitute a representation and warranty by the Credit Parties as of the date of such Loan or issuance, as the case may be, that the conditions contained in this subsection 6.2 have been satisfied.


                       SECTION 7.  AFFIRMATIVE COVENANTS

       The Borrower hereby agrees that, so long as the Commitments remain in effect, any Note remains outstanding and unpaid, any Letter of Credit is outstanding or any other Obligations are owing to any Lender or the Administrative Agent hereunder, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

       7.1  Financial Statements.  Furnish to each Lender:

              (a) as soon as available, but in any event within 110 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the

       Borrower and its consolidated Subsidiaries as at the end of such year and the consolidated statements of income and retained earnings and consolidated statement of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing;

              (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and consolidated statement of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form (i) the figures for the previous year and (ii) the figures set forth in the relevant budgets required to be delivered in accordance with subsection 7.2(d), certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its consolidated Subsidiaries (subject to normal year-end audit adjustments);

              (c) as soon as available, but in any event not later than 45 days after the end of each month (other than a month the last day of which coincides with the last day of any fiscal quarter) of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and retained earnings and consolidated statement of cash flows of the Borrower and its consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form (i) the figures for the previous year and (ii) the figures set forth in the relevant budgets required to be delivered in accordance with subsection 7.2(d);

all such financial statements shall fairly present in all material respects the consolidated financial position or the consolidating financial position, as the case may be, of the Borrower and its Subsidiaries as of such date and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

       7.2  Certificates; Other Information.  Furnish to each Lender:

              (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default relating to the covenants contained in subsection 8.1, except as specified in such certificate;

              (b) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and 7.1(b), a certificate of a Responsible Officer of the Borrower (i) stating that, to the best of such Responsible Officer's knowledge, the Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and in the Notes and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, in all material respects, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (ii) stating that all such financial statements fairly present in all material respects (subject, in the case of interim statements, to normal year-end audit adjustments) and have been prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as disclosed therein) and (iii) showing in detail the calculations supporting such statement in respect of subsections 8.1, 8.8 and 8.9;

              (c) on or prior to (i) the fifteenth Business Day following the end of each month, an officers certificate substantially in the form of Exhibit J and made pursuant to subsection 4.5 hereof, certified by a Responsible Officer of the Borrower as true and correct, and setting forth the amount of accounts receivable and inventory of the Borrower and its Subsidiaries as set forth on the consolidated balance sheet of the Borrower and its Subsidiaries for the previous month delivered pursuant to subsection 7.1(c);

              (d) as soon as available but not later than 45 days subsequent to the end of each fiscal year of the Borrower (in the case of the projections for the 1997 fiscal year, however, not later than March 17,
       1997), a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding fiscal year (showing the operating budget and cash flow budget for each month within such fiscal year), such projections to be accompanied by a certificate of a Responsible Officer of the Borrower to the effect that such projections have been prepared in good faith and based upon reasonable assumptions;

              (e) within five days after the same are filed, copies of all financial statements and reports which Holdings, the Borrower or any of their Subsidiaries may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

              (f) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

       7.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be; provided that, notwithstanding the foregoing, the Borrower and each of its Subsidiaries shall have the right to pay any such obligation and in good faith contest, by proper legal actions or proceedings, the validity or amount of such claims.

       7.4 Conduct of Business and Maintenance of Existence. Except as provided in subsection 8.5, continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except if (i) in the reasonable business judgment of the Borrower or such Subsidiary, as the case may be, it is in its best economic interest not to preserve and maintain such rights or franchises, and (ii) such failure to preserve and maintain such privileges, rights or franchises would not materially adversely affect the rights of the Lenders hereunder or the value of the collateral security for the Loans, and as otherwise permitted pursuant to subsection 8.5; comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

       7.5 Maintenance of Property; Insurance. Keep all property (including the Mortgaged Properties) useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business or as otherwise reasonably requested by the Administrative Agent; and furnish to each Lender, upon written request, full information as to the insurance carried except to the extent that the failure to do any of the foregoing with respect to any such property could not reasonably be expected to materially adversely affect the value or usefulness of such property.

       7.6 Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records upon reasonable advance notice at any reasonable time on any Business Day and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants; provided that the Administrative Agent or such Lender shall notify the Borrower prior to any contact with such accountants and give the Borrower the opportunity to participate in such discussions.

       7.7 Notices. Promptly give notice to the Administrative Agent and each Lender of:

              (a)  the occurrence of any Default or Event of Default;

              (b) (i) any (x) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (y) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any

       Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, would have a Material Adverse Effect and (ii) any default or event of default under the Holdings Stock Purchase Agreement or the Senior Subordinated Notes;

              (c) any litigation or proceeding affecting any of the Credit Parties or any of their Subsidiaries in which the amount involved is $2,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

              (d) the following events: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan (other than a Multiemployer Plan), a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

              (e) any development or event which has had, or could reasonably be expected to have, a Material Adverse Effect; and

              (f) the receipt by the Borrower or any Subsidiary of any complaint, order, citation, notice or other written communication from any Person with respect to the existence or alleged existence of a violation of any Environmental Laws or Materials of Environmental Concern or any other environmental, health or safety matter, including, without limitation, the occurrence of any spill, discharge or release in a quantity that is reportable under any Environmental Law on any Mortgaged Property or any other property owned, leased or utilized by the Borrower or any Subsidiary of the Borrower but only to the extent that such complaint, order, citation, notice or written communication individually or in the aggregate could reasonably be expected to result in material liability or a material obligation under any Environmental Law.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower, Holdings or the applicable Commonly Controlled Entity proposes to take with respect thereto.

              7.8  Environmental Laws.

              (a) Comply in all material respects with, and will use reasonable best efforts to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws;

              (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and in a timely fashion comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect; and

              (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers, directors and controlling persons, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of or relate to the gross negligence or willful misconduct of, or any post-foreclosure actions not taken in the ordinary course of business consistent with past practices of, the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of all Loans and all other amounts payable hereunder.

       7.9 Pledge of After Acquired Property. If at any time following the Second Amendment Closing Date the aggregate monetary value (as determined by aggregating the monetary value of each item or items of property so acquired on the date of the acquisition thereof) of all property (to the extent not already secured) of any nature whatsoever acquired by the Borrower and/or any Domestic Subsidiary after the Second Amendment Closing Date is in excess of $1,000,000, the Borrower and any such Domestic Subsidiary shall grant to the Administrative Agent for the ratable benefit of the Lenders a first priority Lien on and security interest in any property acquired at any time thereafter, as collateral security for the Obligations, pursuant to documentation reasonably satisfactory to the Administrative Agent and take such actions as the Administrative Agent shall reasonably require to ensure the priority and perfection of such Lien, provided that if the grant of such Lien or Liens would be reasonably likely to result in the Borrower incurring income tax liability (as determined by the Borrower and agreed to by the Administrative Agent) pursuant to Subpart F of the Code, the property pledged pursuant hereto will be that property which can be pledged without incurring such liability.

       7.10 Pledge During Event of Default. At any time during the continuance of an Event of Default, upon the request of the Administrative Agent, grant to the Administrative Agent for the ratable benefit of the Lenders a first priority Lien on and security interest in any unencumbered property of the Borrower and its Subsidiaries of any nature whatsoever, as collateral security for the Obligations, pursuant to documentation reasonably satisfactory to the Administrative Agent and take such actions as the Administrative Agent shall reasonably require to ensure the priority and perfection of such Lien, provided, however, that if the grant of such Lien would be reasonably likely to result in the Borrower incurring income tax liability (as determined by the Borrower and agreed to by the Administrative Agent) pursuant to Subpart F of the Code, the property pledged pursuant hereto will be that property which can be pledged without incurring such liability.

       7.11 Interest Rate Agreements. Not later than 90 days after the Second Amendment Closing Date, enter into or purchase or otherwise acquire, with or from financially responsible parties, Interest Rate Agreements which assure the net interest cost to the Borrower on at least 50% of the aggregate principal amount of the Second Additional Term Loans for a period of at least two years from the date on which such Interest Rate Agreements are entered into, purchased or otherwise acquired and at a rate reasonably satisfactory to the Administrative Agent and otherwise upon terms and conditions reasonably satisfactory to the Administrative Agent. The Borrower shall use its best efforts to maintain in full force and effect Interest Rate Agreements reasonably satisfactory to the Administrative Agent in order to ensure compliance with the terms of this subsection 7.11 and subsection 7.11 as set forth in the Existing Credit Agreement and shall not default (beyond any applicable grace period) in the performance of any of its material obligations thereunder. A security interest in all right, title and interest of the Borrower in and to each Interest Rate Agreement shall be granted in favor of the Administrative Agent for the benefit of the Lenders.

       7.12 Additional Subsidiaries. If, at any time, either the Borrower or any of its respective Subsidiaries shall form any new Subsidiary after the date of this Agreement (this subsection not constituting authority to form a new Subsidiary), the Borrower or such Subsidiary, as the case may be, shall (i) cause such new Subsidiary (other than a Foreign Subsidiary) to execute and deliver a Domestic Subsidiaries' Guarantee in favor of the Administrative Agent substantially in the form of Exhibit B-1, (ii) cause such new Subsidiary (other than a Foreign Subsidiary) to execute and deliver a Domestic Subsidiary Security Agreement in favor of the Administrative Agent substantially in the form of Exhibit B-8, and (iii) cause each holder of any Capital Stock of such Subsidiary to pledge 100% of such Capital Stock to the Administrative Agent pursuant to a Pledge Agreement substantially in the form of Exhibit B-4, provided that if the grant of such a pledge would be reasonably likely to result in the Borrower incurring income tax liability (as determined by the Borrower and agreed to by the Administrative Agent) pursuant to Subpart F of the Code, the property pledged pursuant hereto will be that property which can be pledged without incurring such liability, and provided, further each of such Subsidiaries' Guarantee, Domestic Subsidiary Security Agreements and Pledge Agreement shall be accompanied by such resolutions, incumbency certificates and legal opinions as are reasonably requested by the Administrative Agent.

              7.13 Mortgages; Mortgage Amendments; Surveys. (a) Within forty-five days of the Second Amendment Closing Date, the Borrower shall deliver to the Administrative Agent the Mortgage relating to real property owned by Camden located in Camden, New York, executed and delivered by a Responsible Officer of Camden and by each other party thereto.

       (b) Within forty-five days of the Second Amendment Closing Date, the Borrower shall deliver to the Administrative Agent any amendments to the Mortgages and endorsements to the title insurance policies previously delivered in connection with this Agreement which are reasonably requested by Lenders, executed and delivered by a Responsible Officer of the appropriate Credit Party and by each other party thereto

       (c) Within forty-five days of the Second Amendment Closing Date, the Borrower shall deliver to the Administrative Agent and the title insurance company issuing the policy referred to in subsection 7.14 (the "Title Insurance Company") maps or plats of an as-built survey of each Fee Property owned by Camden on which a Mortgage has been delivered in favor of the Administrative Agent certified by the survey company to the Administrative Agent and the Title Insurance Company in a manner satisfactory to them, dated a date reasonably satisfactory to the Administrative Agent and the Title Insurance Company and prepared by an independent professionally licensed land surveyor reasonably satisfactory to the Administrative Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (i) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (ii) the lines of streets abutting the sites and width thereof;
(iii) all access and other easements appurtenant to the sites or necessary or desirable to use the sites; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building structures and improvements on the sites; and (vi) if the site is described as being on a filed map, a legend relating the survey to said map.

              7.14 Title Insurance Policy. Within forty-five days of the Second Amendment Closing Date, the Borrower shall deliver to the Administrative Agent in respect of each Fee Property owned by Camden on which a Mortgage has been delivered in favor of the Administrative Agent a mortgagee's title policy (or policies) or marked up unconditional binder for such insurance dated no later than 45 days from the Second Amendment Closing Date. Each such policy shall (i) be in an amount reasonably satisfactory to the Administrative Agent;
(ii) be issued at ordinary rates; (iii) insure that the Mortgage insured thereby creates a valid first Lien on the Fee Property free and clear of all defects and encumbrances, except as permitted under subsection 8.3 and such other matters as may be approved by the Administrative Agent; (iv) name the Administrative Agent for the benefit of the Lenders as the insured thereunder;
(v) be in the form of ALTA Loan Policy - 1990, if available; (vi) contain such endorsements and affirmative coverage as the Administrative Agent may reasonably request and (vii) be issued by title companies reasonably satisfactory to the Administrative Agent (including any such title companies acting as co-insurers or reinsurers, at the option of the Administrative Agent). The Administrative Agent shall receive evidence satisfactory to it that all premiums in respect of each such policy, and all charges for mortgage recording tax, if any, have been paid. Furthermore, the Borrower shall deliver to the Administrative Agent on the date on which the title policy (or policies) referred to above are delivered pursuant to the terms hereof a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in this subsection 7.14 and a copy, certified by a title insurance company acceptable to the Administrative Agent, of all documents affecting the property covered by such Mortgage not otherwise delivered prior to or on the Second Amendment Closing Date pursuant to subsection 6.1.

       7.15 Substantive Consolidation. The Borrower shall maintain a separate and distinct existence from Holdings and cause each of its Subsidiaries to maintain a separate and distinct existence from Holdings, the Borrower and each other Subsidiary of the Borrower in order to avoid substantive consolidation of the assets and liabilities of Holdings, the Borrower and each Subsidiary of the Borrower under title 11 of the United States Bankruptcy Code, as amended, through the honoring of all formalities which shall include, without limitation, no commingling of assets, sufficient and independent capitalization, and separate books and records.


                         SECTION 8.  NEGATIVE COVENANTS

       The Borrower hereby agrees that, so long as the Commitments remain in effect, any Note remains outstanding and unpaid, any Letter of Credit remains outstanding or any other Obligations are owing to any Lender or the Administrative Agent hereunder, the Borrower shall not, and (except with respect to subsection 8.1) shall not permit any of its Subsidiaries to, directly or indirectly:

       8.1 Financial Condition Covenants. (a) Interest Coverage. Permit the Interest Coverage Ratio of the Borrower and its Subsidiaries (i) for the period commencing on April 1, 1996 and ending at the end of the fourth calendar quarter for 1996 to be less than the ratio set forth below for such calendar quarter and (ii) thereafter (commencing with the four consecutive calendar quarters ending on March 31, 1997), for any period of four consecutive calendar quarters ending at the end of the calendar quarters set forth below to be less than the ratio set forth opposite such calendar quarter below:

       Calendar Quarter     Interest Coverage Ratio
       ----------------     -----------------------

        1996         4th    1.60 to 1.00
        1997         1st    1.65 to 1.00
                     2nd    1.70 to 1.00
                     3rd    1.75 to 1.00
                     4th    1.80 to 1.00

        1998         1st    1.85 to 1.00
                     2nd    1.90 to 1.00
                     3rd    1.95 to 1.00
                     4th    2.00 to 1.00

        1999         1st    2.10 to 1.00
                     2nd    2.15 to 1.00
                     3rd    2.20 to 1.00
                     4th    2.30 to 1.00

        2000         1st    2.35 to 1.00
                     2nd    2.40 to 1.00

                     3rd    2.45 to 1.00
                     4th    2.55 to 1.00

        2001         1st    2.60 to 1.00
                     2nd    2.65 to 1.00
                     3rd    2.75 to 1.00
                     4th    2.85 to 1.00

        2002         1st    2.95 to 1.00
                     2nd    3.10 to 1.00
                     3rd    3.20 to 1.00
                     4th    3.35 to 1.00

        2003         1st    3.40 to 1.00
                     2nd    3.45 to 1.00
                     3rd    3.50 to 1.00
                     4th    3.50 to 1.00

              (b) Maintenance of Consolidated EBITDA. Permit Consolidated EBITDA of the Borrower and its Subsidiaries (i) for the period
       commencing on April 1, 1996 and     ending at the end of the fourth
       calendar quarter for 1996 to be less than the amount set forth below for such calendar quarter and (ii) thereafter (commencing with the four consecutive calendar quarters ending on March 31, 1997), for any period of four consecutive calendar quarters ending at the end of the calendar quarters set forth below to be less than the amount set forth opposite such calendar quarter below:

       Calendar Quarter     Amount
       ----------------     ------
       1996          4th    58,000,000

       1997          1st    78,500,000
                     2nd    80,500,000
                     3rd    82,500,000
                     4th    84,000,000

       1998          1st    86,000,000
                     2nd    87,500,000
                     3rd    90,000,000
                     4th    91,000,000

       1999          1st    94,000,000
                     2nd    95,500,000
                     3rd    96,500,000
                     4th    98,500,000

       2000          1st    99,500,000
                     2nd   100,500,000

                     3rd    102,000,000
                     4th    104,000,000

       2001          1st    105,000,000
                     2nd    106,500,000
                     3rd    108,000,000
                     4th    109,500,000

       2002          1st    111,000,000
                     2nd    112,500,000
                     3rd    114,000,000
                     4th    115,500,000

       2003          1st    117,000,000
                     2nd    119,000,000
                     3rd    120,500,000
                     4th    122,000,000

              (c) Maintenance of Consolidated Total Debt to Consolidated EBITDA. Permit the ratio of Consolidated Total Debt of the Borrower and its Subsidiaries to Consolidated EBITDA of the Borrower and its Subsidiaries for any period of four consecutive calendar quarters ending at the end of the calendar quarters set forth below to be greater than the ratio set forth opposite such calendar quarter below; provided that for the purposes of determining the ratio for the period of four consecutive calendar quarters ending at the end of the fourth calendar quarter for 1996, Consolidated EBITDA of the Borrower and its Subsidiaries for the first calendar quarter of 1996 shall be deemed to be $23,400,000; and provided further that for the purposes of determining the ratio for the period of four consecutive calendar quarters ending at the end of (i) the first calendar quarter for 1997, Consolidated EBITDA of the Borrower and its Subsidiaries for such period shall be deemed to be increased by an amount equal to the Consolidated EBITDA of Camden for the second, third and fourth calendar quarters for 1996 and for January 1997 (which amount shall equal $8,650,000), (ii) the second calendar quarter for 1997, Consolidated EBITDA of the Borrower and its Subsidiaries for such period shall be deemed to be increased by an amount equal to the Consolidated EBITDA of Camden for the third and fourth calendar quarters for 1996 and for January 1997 (which amount shall equal $6,100,000), (iii) the third calendar quarter for 1997, Consolidated EBITDA of the Borrower and its Subsidiaries for such period shall be deemed to be increased by an amount equal to the Consolidated EBITDA of Camden for the fourth calendar quarter for 1996 and for January 1997 (which amount shall equal $3,550,000) and (iv) the fourth calendar quarter for 1997, Consolidated EBITDA of the Borrower and its Subsidiaries for such period shall be deemed to be increased by an amount equal to the Consolidated EBITDA of Camden for January 1997 (which amount shall equal $1,000,000):

           Fiscal Year          Ratio
       -----------------        -----
       1996          4th    5.90 to 1.00

       1997          1st    5.85 to 1.00
                     2nd    5.75 to 1.00
                     3rd    5.50 to 1.00
                     4th    5.40 to 1.00

       1998          1st    5.15 to 1.00
                     2nd    4.95 to 1.00
                     3rd    4.80 to 1.00
                     4th    4.65 to 1.00

       1999          1st    4.50 to 1.00
                     2nd    4.30 to 1.00
                     3rd    4.20 to 1.00
                     4th    4.00 to 1.00

       2000          1st    3.90 to 1.00
                     2nd    3.70 to 1.00
                     3rd    3.60 to 1.00
                     4th    3.50 to 1.00

       2001          1st    3.40 to 1.00
                     2nd    3.20 to 1.00
                     3rd    3.10 to 1.00
                     4th    3.00 to 1.00

       2002          1st    3.00 to 1.00
                     2nd    2.80 to 1.00
                     3rd    2.60 to 1.00
                     4th    2.50 to 1.00

       2003          1st    2.50 to 1.00
                     2nd    2.50 to 1.00
                     3rd    2.50 to 1.00
                     4th    2.50 to 1.00

              8.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

              (a)  Indebtedness of the Credit Parties under the Loan Documents;

              (b) Indebtedness of the Borrower or any Domestic Subsidiary, including any new Domestic Subsidiary, to the Borrower or any Domestic Subsidiary arising as a result of intercompany loans;

              (c) Indebtedness outstanding on the Second Amendment Closing Date and listed on Schedule 8.2 and extensions, renewals or replacements thereof provided that no such extension, renewal or replacement shall
       (i) amend or modify any subordination provisions, if any, contained in the original Indebtedness, (ii) shorten the fixed maturity or increase the principal amount of, or increase the rate or shorten the time of payment of interest on, or increase the amount or shorten the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of the original Indebtedness, or increase the amount of, or accelerate the time of payment of, any fees payable in connection therewith, (iii) make any modification relating to the affirmative or negative covenants, events of default or remedies under the documents or instruments evidencing the original Indebtedness the effect of which is to subject the Borrower or any Subsidiary to any more materially onerous or restrictive provisions, or (iv) materially adversely affect the interests of the Lenders under this Agreement or any other Loan Document in any respect;

              (d) Indebtedness resulting from the endorsement of negotiable instruments in the ordinary course of business;

              (e) Indebtedness in respect of obligations under Financing Leases and purchase money Indebtedness not to exceed $15,000,000 in the aggregate at any one time outstanding;

              (f) Indebtedness in respect of (i) the Interest Rate Agreements required pursuant to subsection 7.11 and (ii) copper hedging arrangements in the nature of margin deposits for any such copper hedging arrangements otherwise permitted under subsection 8.17 not exceeding $2,500,000 in the aggregate at any one time;

              (g) Indebtedness of any Domestic Subsidiary to the Borrower or another Domestic Subsidiary from intercompany transfers of assets made in the ordinary course of business or to the extent permitted under subsections 8.6 and 8.9;

              (h)  Guarantee Obligations permitted by subsection 8.4;

              (i) Indebtedness (i) of ECM to Wirekraft Industries evidenced by the ECM Notes (provided that the ECM Notes are pledged by Wirekraft Industries to the Administrative Agent for the ratable benefit of the Lenders pursuant to the Wirekraft Note Pledge Agreement); (ii) of ECM and any other Foreign Subsidiary of the Borrower to the Borrower or any Domestic Subsidiary of the Borrower (other than Indebtedness evidenced by the ECM Notes) (provided that any such intercompany notes are pledged by the Borrower or any such Domestic Subsidiary of the Borrower, as the case may be, to the Administrative Agent for the ratable benefit of the Lenders pursuant to a pledge agreement in form and substance reasonably satisfactory to the Administrative Agent) and (iii) of ECM and any other Foreign Subsidiary of the Borrower to local financial institutions for working capital purposes; provided that the aggregate principal amount of Indebtedness described in clauses (i) and (ii) above plus the aggregate commitments of all working capital facilities described in clause (iii) above shall in no event exceed $17,000,000 at any one time;

              (j) Indebtedness subject to Liens permitted under subsections 8.3(b), (c), (d), (e);

              (k) Indebtedness incurred in connection with the sale of the accounts receivable of the Borrower and its Subsidiaries in connection with a trade receivables financing transaction otherwise permitted under subsection 8.6(i);

              (l) additional Indebtedness not exceeding $8,000,000 in aggregate principal amount at any one time outstanding;

              (m) at any time following the Revolving Credit Commitment Termination Date, Indebtedness in respect of unsecured revolving lines of credit in an aggregate amount not exceeding $40,000,000 in aggregate principal amount at any one time;

              (n) Indebtedness under the Senior Subordinated Notes not to exceed $150,000,000 in aggregate principal amount at any one time;
       provided that such   Indebtedness shall not be extended, renewed,
       replaced, refinanced or otherwise amended except for amendments otherwise permitted by subsection 8.10(b); and

              (o) Indebtedness under the Exchange Notes not to exceed $10,000,000 (as such amount may be increased due to accumulated dividends on the Preferred Stock at the time of exchange) in aggregate principal amount at any one time; provided that at the time the Preferred Stock is exchanged for the Exchange Notes (the "Exchange"), and after giving effect to the Exchange, there shall not exist a Default or an Event of Default hereunder and the Administrative Agent shall have received a certificate of a Responsible Officer of Holdings certifying that after giving effect to the Exchange, Holdings and its Subsidiaries will be in compliance with the terms and conditions of this Agreement and the Senior Subordinated Note Indenture; and provided further that such Indebtedness shall not be extended, renewed, replaced, refinanced or otherwise amended except for amendments otherwise permitted by subsection 8.10(b).

       8.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

              (a) Liens created by the Security Documents in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent;

              (b) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect to contested taxes are maintained on the books of Holdings or the Borrower or their respective Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Foreign Subsidiaries, generally accepted accounting principles in effect from time to time in their respective jurisdictions of incorporation);

              (c) carriers', landlord's, warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

              (d) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

              (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, insurance contracts, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

              (f) easements, rights-of-way, zoning restrictions, restrictions and other similar encumbrances (i) previously or hereinafter incurred in the ordinary course of business which, in the aggregate, are not material in amount and which, in the case of such encumbrances on any of the Fee Properties or Leased Properties covered by a Mortgage, do not in the aggregate materially detract from the value of such Fee Properties or Leased Properties subject thereto or, in the case of such
       encumbrances on      any property, materially interfere with the
       ordinary conduct of the business of the Borrower or such Subsidiary,
       (ii) which are set forth in the title insurance policies delivered to the Administrative Agent pursuant to the Existing Credit Agreement or
       (iii) which are set forth in the "marked up" commitments for title insurance delivered to the Administrative Agent on the Second Amendment Closing Date;

              (g) Liens in existence on the Second Amendment Closing Date listed on Schedule 8.3, securing Indebtedness permitted by subsection 8.2(c) (including extensions, renewals and replacements of such Indebtedness as permitted under subsection 8.2(c)), provided that no such Lien is spread to cover any additional property (other than after acquired title in or on such property and proceeds of the existing collateral in accordance with the instrument creating such Lien) after the Second Amendment Closing Date and that the amount of Indebtedness secured thereby is not increased except pursuant to the instrument creating such Lien (without any modification thereof);

              (h) purchase money Liens and Liens in respect of Financing Leases upon or in any property acquired or held by the Borrower or any of its Subsidiaries to secure Indebtedness permitted under subsection 8.2(e) incurred solely for the purpose of financing the acquisition of such property, and Liens existing on such property at the time of its acquisition (other than any such Lien created in contemplation of such acquisition);

              (i) Liens on the property of the Borrower or any of its Subsidiaries in favor of landlords securing licenses, subleases or leases permitted hereunder;

              (j) Liens securing copper hedging arrangements in the nature of margin deposits for any such copper hedging arrangements otherwise permitted under subsection 8.17 not to exceed $2,500,000 in aggregate amount at any time;

              (k) licenses, leases or subleases permitted hereunder granted to others not interfering in any material respect in the business of the Borrower or any of its Subsidiaries;

              (l) attachment or judgment Liens (other than judgment Liens paid or fully covered by insurance which are not outstanding for more than sixty days) in an aggregate amount outstanding at any one time not in excess of $5,000,000;

              (m) Liens arising from precautionary Uniform Commercial Code financing statement filings with respect to operating leases or consignment arrangements entered into by the Borrower or any of its Subsidiaries in the ordinary course of business;

              (n) Liens in favor of a banking institution arising by operation of law encumbering deposits (including the right of set-off) held by such banking institutions incurred in the ordinary course of business and which are within the general parameters customary in the banking industry;
              (o) Liens arising from the sale of the accounts receivable of the Borrower and its Subsidiaries in connection with a trade receivables financing transaction otherwise permitted under subsection 8.6(i);

              (p) Liens on property of ECM or any other Foreign Subsidiary of the Borrower securing Indebtedness of ECM or such Foreign Subsidiary of the Borrower, as the case may be, permitted under subsections 8.2(i)(ii) and (iii) and Liens on property of ECM securing Indebtedness under the ECM Notes in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent; and

              (q) Liens (not otherwise permitted hereunder) which secure obligations not exceeding (as to the Borrower and all of its Subsidiaries) $2,000,000 in aggregate amount at any time outstanding.

              8.4 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation except:

              (a)  the Guarantees;

              (b) guarantees of Indebtedness permitted pursuant to subsection 8.2(c) in existence on the Second Amendment Closing Date and set forth on Schedule 8.4 and extensions, renewals and replacements thereof, provided, however, that no such extension, renewal or replacement shall
       (i) amend or modify the subordination provisions, if any, contained in the original guarantee, (ii) shorten the fixed maturity or increase the principal amount of, or increase the rate or shorten the time of payment of interest on, or increase the amount or shorten the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of the Indebtedness guaranteed by the original guarantee, or increase the amount of, or accelerate the time of payment of, any fees payable in connection therewith, (iii) make any modification relating to the affirmative or negative covenants, events of default or remedies under the documents or instruments evidencing the original guarantee the effect of which is to subject the Borrower or any Subsidiary to any more onerous or restrictive provisions, or (iv) adversely affect the interests of the Lenders under this Agreement or any other Loan Document in any respect;

              (c)  the L/C Obligations;

              (d) indemnities in favor of the companies issuing title insurance policies insuring the Mortgages to induce such issuance;

              (e) surety bonds issued in respect of the type of obligations described in subsection 8.3(e);

              (f) indemnities made in the Commitment Letter, the Loan Documents, the Acquisition Documents, the Camden Acquisition Documents and the Transaction Documents and in the monitoring and oversight agreement described in subsection 8.7(a)(iv) and in the corporate charter and/or bylaws of the Borrower and its Subsidiaries;

              (g) indemnities made in the ordinary course of business, provided that such indemnities could not individually or in the aggregate have a Material Adverse Effect;

              (h) the guarantees of the Domestic Subsidiaries of the Borrower set forth in the Senior Subordinated Notes and the Senior Subordinated Note Documents; and

              (i) obligations in the nature of indemnities of Wirekraft Industries and WB Holdings to GE in respect of GE's obligations on account of the Lease Contract entered into on or about August 1, 1994 between ECM, as lessee, and Parques Industriales Mexicanos, S.A. de C.D., as lessor, in respect of property located in Ciudad Juarez, State of Chihuahua, Mexico.

       8.5 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except (i) any Wholly Owned Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any one or more Wholly Owned Subsidiaries of the Borrower (provided that no Domestic Subsidiary may be merged or consolidated with or into any Foreign Subsidiary unless the Domestic Subsidiary shall be the surviving corporation) and (ii) any Subsidiary of the Borrower may liquidate or dissolve if in connection therewith all of its assets are transferred to the Borrower or any Wholly Owned Subsidiary of the Borrower which is a Domestic Subsidiary of the Borrower.

       8.6 Limitation on Sale of Assets. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, except:

              (a) obsolete or worn out property disposed of in the ordinary course of business or property that is no longer useful in the conduct of the Borrower's business disposed of in the ordinary course of business;

              (b) the sale, transfer or exchange of inventory in the ordinary course of business;

              (c) transfers resulting from any casualty or condemnation of property or assets;

              (d) any sale or other transfer of any property or assets constituting fixed assets for cash, provided that the aggregate net cash proceeds of the sales and transfers made pursuant to this paragraph (d) in the aggregate do not exceed $2,000,000 in any fiscal year;
              (e) intercompany sales or transfers of assets made in the ordinary course of business; and

              (f) licenses or sublicenses of intellectual property and general intangibles and licenses, leases or subleases of other property in the ordinary course of business and which do not materially interfere with the Business.

              (g) any consignment arrangements or similar arrangements for the sale of assets in the ordinary course of business;

              (h) the sale or discount of overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof; and

              (i) the sale of the accounts receivable of the Borrower and its Subsidiaries in connection with a trade receivable financing transaction reasonably acceptable to the Administrative Agent; provided that all of the Net Cash Proceeds of each such sale are applied to the prepayment of the Loans as required by subsection 2.12.

       8.7 Limitation on Dividends. Declare or pay any dividend (other than dividends payable solely in common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any class of Capital Stock of the Borrower or any Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property, obligations of the Borrower or any Subsidiary or otherwise (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), except that:

              (a) the Borrower may make Restricted Payments to Holdings, so long as (except with respect to clause (iii) below) no Event of Default (or, in the case of clause (iv) below an Event of Default which relates to a payment default under subsection 9(a)) has occurred and is continuing or would occur and be continuing after giving effect to any such Restricted Payment:

                       (i) the proceeds of which shall be applied by Holdings directly to pay out of pocket expenses for administrative, legal and accounting services provided by third parties which are reasonable and customary and incurred in the ordinary course of business, to pay franchise fees and similar costs or to pay filing fees in connection with the registration under the Securities Act of 1933, as amended of securities issued in exchange for the Senior Subordinated Notes; provided, however that any such administrative expenses shall not exceed an aggregate amount of $1,000,000 in fiscal year 1995 and $750,000 in each fiscal year thereafter;

                      (ii) the proceeds of which shall be used to repurchase the Capital Stock or other securities of Holdings from outside directors, employees or members of the management of Holdings, the Borrower or any Subsidiary, at a price not in excess of fair market value, in an aggregate amount not in excess of $3,000,000, net of the proceeds received by the Borrower as a result of any resales of any such Capital Stock or other securities;

                     (iii) the proceeds of which shall be used to pay taxes which are due and payable of Holdings and the Borrower as part of a consolidated group; and

                      (iv) the proceeds of which shall be used to pay management fees to HMTFI in accordance with the terms of its monitoring and oversight agreement described in Schedule 5.22;

              (b) any Subsidiary of the Borrower may make Restricted Payments to the Borrower;

              (c)  Permitted Issuances may be made;

              (d) the Borrower may declare dividends on the Preferred Stock as set forth in the terms of the Preferred Stock, provided that the borrower may not pay such dividends in cash on or prior to March 31, 2000; and provided further that the Borrower may pay such dividends in cash after March 31, 2000 so long as no Default or Event of Default has occurred and is continuing or would occur as a result of such payment; and

              (e) the Borrower may exchange the Preferred Stock for the Exchange Notes (pursuant to the terms of the Preferred Stock) and pay accumulated dividends on the Preferred Stock at the time of the Exchange, so long as no Default or Event of Default has occurred or would occur as a result of the payment of such accumulated dividends.

       8.8 Limitation on Capital Expenditures. (a) Make or commit to make any Capital Expenditure, except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries during any of the fiscal years of the Borrower set forth below (or, with respect to the first such fiscal year only, the period from the Closing Date to the end of such fiscal year) the amount set forth opposite such fiscal year below:

       Fiscal Year                  Amount
       -----------                   ------
       1996                      $ 14,000,000
       1997                        23,000,000
       1998 and thereafter         20,000,000

 ; provided that 100% of any amount not used in any fiscal year set forth above may be carried forward into the next succeeding fiscal year (and any amount allowed in the Existing Credit Agreement for fiscal year 1995 which was not used in fiscal year 1995 may be carried forward into fiscal year 1996) and Capital Expenditures in such next succeeding fiscal year shall be applied first to the amount carried forward into such next succeeding fiscal year before being applied to the yearly limit for such next succeeding fiscal year.

       (b) In addition to the Capital Expenditures permitted pursuant to paragraph (a) of this subsection 8.8, to the extent such proceeds are not otherwise utilized pursuant to the last paragraph of subsection 8.9, the Borrower and its Subsidiaries may make additional Capital Expenditures (which shall not be counted in the limitations set forth in paragraph (a) of this subsection 8.8 but shall be counted in the limitation set forth in paragraph
(c) of this subsection 8.8) as follows: (i) Capital Expenditures consisting of the investment of Net Cash Proceeds not required to be applied to prepay the Loans pursuant to subsection 2.12, including, (x) with respect to the investment of proceeds of the insurance and condemnation proceeds not required to prepay the Loans pursuant to subsection 2.12 and (y) with respect to the investment of proceeds of the sale of assets which are permitted pursuant to subsection 8.6 and (ii) Capital Expenditures consisting of the investment of Excess Cash Flow generated during prior fiscal years (beginning with Excess Cash Flow generated in the fiscal year ended in December 1995 but, in each case, including the retained portion of Excess Cash Flow for only those periods where the Excess Cash Flow payment has theretofore occurred) and not required to be applied to prepay the Loans pursuant to subsection 2.12.

       (c) Notwithstanding the foregoing in no event shall Capital Expenditures (other than Capital Expenditures permitted pursuant to paragraph
(d) below) for the Borrower and its Subsidiaries in the aggregate exceed $27,000,000 in any one fiscal year.

       (d) In addition to the Capital Expenditures permitted pursuant to paragraphs (a) and (b) of this subsection 8.8, Wire Technologies may purchase the real property which it is leasing under the Seller Leases pursuant to the terms of the purchase options contained in the Seller Leases (which purchases shall not be counted in the limitations set forth in paragraphs (a), (b) and
(c)), provided that the aggregate consideration for each such purchase shall not exceed the fair market value of the respective property as determined in accordance with the applicable Seller Lease at the time of such purchase.

       8.9 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person ("Investments"), except:

              (a) extensions of trade credit in the ordinary course of business;

              (b)  Investments in Cash Equivalents;

              (c) (i) Investments by the Borrower in any Subsidiary, including any new Subsidiary, (ii) intercompany loans to the extent
       permitted by subsection     8.2(b) and (iii) loans to ECM and any other
       Foreign Subsidiary of the Borrower to the extent permitted by subsection 8.2(i);

              (d) loans and advances by the Borrower or its Subsidiaries to their respective directors, officers and employees in an aggregate principal amount not exceeding $500,000 at any one time outstanding;

              (e) loans, advances or Investments in existence on the Second Amendment Closing Date and listed on Schedule 8.9, and extensions, renewals, modifications or restatements or replacements thereof, provided that no such extension, renewal, modification or restatement shall (i) increase the amount of the original loan, advance or investment, or (ii) adversely affect the interests of the Lenders with respect to such original loan, advance or investment or the interests of the Lenders under this Agreement or any other Loan Document in any respect;

              (f) Investments (not including copper hedging transactions) permitted by subsection 8.8;

              (g) promissory notes and other similar non-cash consideration received by the Borrower and its Subsidiaries in connection with the dispositions permitted by subsection 8.6;

              (h) Investments (i) required by subsection 7.11 and (ii) in the nature of margin deposits for any copper hedging arrangements otherwise permitted under subsection 8.17 in an aggregate amount not exceeding $2,500,000;

              (i) Investments (including debt obligations and Capital Stock) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

              (j) in addition to the foregoing, Investments in an aggregate amount not exceeding $7,500,000 (at cost, without regard to any write down or write up thereof) at any one time outstanding;

              (k) in addition to the foregoing, Investments in an aggregate amount not exceeding $4,000,000 (plus purchase price adjustments and related adjustments) in connection with the acquisition of the capital stock of Electrol Company Inc; and

              (l) the Camden Acquisition in accordance with the terms of the Camden Acquisition Documents.

       In addition to the Investments permitted pursuant to this subsection 8.9, to the extent such proceeds are not otherwise utilized pursuant to subsection 8.8(b), the Borrower and its Subsidiaries may make additional Investments (which shall not be counted in the limitations set forth above) as follows: (i) Investments consisting of the investment of Net Cash Proceeds not required to be applied to prepay the Loans pursuant to subsection 2.12, including (x) with respect to the investment of proceeds of the insurance and condemnation proceeds not required to prepay the Loans pursuant to subsection
2.12 and (y) with respect to the investment of proceeds of the sale of assets which are permitted pursuant to subsection 8.6; and (ii) Investments consisting of the investment of Excess Cash Flow generated during prior fiscal years (beginning with Excess Cash Flow generated in the fiscal year ended in December 1995 but, in each case, including the retained portion of the Excess Cash Flow for only those periods where the Excess Cash Flow payment has theretofore occurred) and not required to be applied to prepay the Loans pursuant to subsection 2.12.

       8.10 Limitation on Optional Payments and Modifications of Debt Instruments. (a) Make any optional payment or prepayment on or redemption of any Indebtedness (other than the Loans and the Letters of Credit or Indebtedness permitted by subsection 8.2(i) or the Indebtedness referred to in items IV(1) and IV(2) on
Schedule 8.2, but including, without limitation, the Senior Subordinated Notes and the Exchange Notes) including, without limitation, any payments on account of, or for a sinking or other analogous fund for, the redemption, repurchase, defeasance or other acquisition thereof, except mandatory payments of principal, interest, fees and expenses required by the terms of the agreement governing or instrument evidencing such Indebtedness but only to the extent permitted under the subordination provisions applicable thereto.

       (b) Amend, supplement or otherwise modify any of the provisions of any Indebtedness (other than the Loans and the Letters of Credit, Indebtedness permitted by subsections 8.2(d), 8.2(i), 8.2(l) or 8.2(m) but including, without limitation, the Senior Subordinated Notes, the Preferred Stock and the Exchange Notes):

              (i) which amends or modifies the subordination provisions contained therein;

              (ii) which shortens the fixed maturity or increases the principal amount of, or increases the rate or shortens the time of payment of interest on, or increases the amount or shortens the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of such Indebtedness, or increases the amount of, or accelerates the time of payment of, any fees payable in connection therewith;

              (iii) which relates to the affirmative or negative covenants, events of default or remedies under the documents or instruments evidencing such Indebtedness and the effect of which is to subject the Borrower or any of its Subsidiaries, to any more onerous or more restrictive provisions; or

              (iv) which otherwise adversely affects the interests of the Lenders as senior creditors with respect to any subordinated or other Indebtedness (including, without limitation, the Senior Subordinated Notes) or the interests of the Lenders under this Agreement or any other Loan Document in any respect.

       (c) Make any payment in cash on any equity or debt security that may be made under the terms thereof by the issuance of any security of the same nature.
       8.11 Limitation on Transactions with Affiliates. (a) Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate (other than a wholly owned Subsidiary) unless such transaction is (i) otherwise permitted under this Agreement, or (ii) (x) in the ordinary course of the Borrower's or such Subsidiary's business and (y) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

       (b) In addition, notwithstanding the foregoing, the Borrower and its Subsidiaries shall be entitled to make the following payments and/or to enter into the following transactions:

              (i) the payment of reasonable and customary fees and reimbursement of expenses payable to directors of the Borrower;

              (ii) the payment to HMTFI of fees and expenses pursuant to a monitoring and oversight agreement approved by the board of directors of the Borrower and as set forth on Schedule 5.22; and

              (iii) the employment arrangements with respect to the procurement of services of directors, officers and employees in the ordinary course of business and the payment of reasonable fees in connection therewith.

       8.12 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary.

       8.13 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than the Thursday of the 52nd week of each year.

       8.14 Restrictions Affecting Subsidiaries. Enter into with any Person, or suffer to exist any agreement which prohibits or limits the ability of the Borrower or any of its Subsidiaries to (a) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than (i) this Agreement and (ii) any industrial revenue bonds, purchase money mortgages or Financing Leases or any other agreement or transaction permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby) or (b) pay dividends or make other distributions or pay any Indebtedness owed to the Borrower or any of its Subsidiaries except as permitted by this Agreement.

       8.15 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or which are directly related thereto.

       8.16 Amendments to Corporate Documents; Transaction Documents; Acquisition Documents; Camden Acquisition Documents; Licenses. (a) Amend its certificate of incorporation or by-laws unless such amendment does not adversely affect the interests of any Lender in any material respect, (b) amend, supplement or otherwise modify the terms and conditions of the indemnities and licenses furnished to the Borrower or any of its Subsidiaries pursuant to any of the Transaction Documents, Acquisition Documents or Camden Acquisition Documents such that after giving effect thereto such indemnities or licenses shall be materially less favorable to the interests of the Credit Parties or the Lenders with respect thereto, (c) otherwise amend, supplement or otherwise modify the terms and conditions of any of the Transaction Documents, Acquisition Documents or Camden Acquisition Documents except to the extent that any such amendment, supplement or modification could not reasonably be expected to have a Material Adverse Effect.

       8.17 Limitations on Commodity Hedging Transactions. Enter into, purchase or otherwise acquire agreements or arrangements relating to copper or other futures or copper or other commodities hedging except, to the extent and only to the extent that, such agreements or arrangements are entered into, purchased or otherwise acquired in the ordinary course of business of the Borrower or any of its Subsidiaries with reputable financial institutions and not for purposes of speculation.

                         SECTION 9.  EVENTS OF DEFAULT

       If any of the following events shall occur and be continuing:

              (a) The Borrower or Camden shall fail to pay any principal of any Loan and/or Note or any L/C Obligation when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Loan and/or Note, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

              (b) Any representation or warranty made or deemed made by the Borrower, Holdings or any of their Subsidiaries herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

              (c) The Borrower, Holdings or any of their Subsidiaries shall default in the performance or observance of any agreement contained in
       Section 8 or Section 11; or

              (d) The Borrower shall default in the observance or performance of any other agreement contained in this Agreement or in any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

              (e)  The Borrower or any of its Subsidiaries shall (i) default
       (x) in any payment of principal of or interest on any Indebtedness
       (other than the Loans) or (y) in the       payment of any Guarantee
       Obligation (other than the Guarantees), having an outstanding principal amount individually or in the aggregate for both of clauses (x) and (y) in excess of $2,000,000, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the payment of any margin or settlement payment, or in making or taking delivery, under a commodities hedging agreement or arrangement with respect to an amount in the aggregate of $2,000,000 or more; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

              (f) (i) Holdings or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any of Holdings or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Holdings or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Holdings or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Holdings or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Holdings or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts (other than intercompany debts) as they become due; or

              (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or
       proceedings shall commence to have         a trustee appointed, or a
       trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to result in a material liability; or

              (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $2,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

              (i) The Borrower or any of its Subsidiaries shall incur any liability (not paid or fully covered by insurance) under any Environmental Law in an amount which would result in a Material Adverse Effect; or

              (j) Any Loan Document shall, at any time, cease to be in full force and effect (unless released by the Administrative Agent at the direction of the Required Lenders or as otherwise permitted under this Agreement or the other Loan Documents) or shall be declared null and void (and, if such invalidity is such so as to be amenable to cure without materially disadvantaging the position of the Administrative Agent and the Lenders thereunder, the Credit Party shall have failed to cure such invalidity within 30 days after notice from the Administrative Agent or such shorter time period as is specified by the Administrative Agent in such notice and is reasonable in the circumstances), or the validity or enforceability thereof shall be contested by any Credit Party, or any of the Liens intended to be created by any Security Document shall cease to be or shall not be a valid and perfected Lien having the priority contemplated thereby (and, if such invalidity is such so as to be amenable to cure without materially disadvantaging the position of the Administrative Agent and the Lenders, or the Borrower, as the case may be, as secured parties thereunder, the Credit Party shall have failed to cure such invalidity within 30 days after notice from the Administrative Agent or such shorter time period as specified by the Administrative Agent in such notice and is reasonable in the circumstances); or

              (k)  A Change of Control shall occur;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon), the maximum amount available to be drawn under all outstanding Letters of Credit and all other amounts owing under this Agreement and any Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon), the maximum amount available to be drawn under all outstanding Letters of Credit and all other amounts owing under this Agreement and any Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable. All payments under this Section 9 on account of undrawn Letters of Credit shall be made by the Borrower and Camden directly to a cash collateral account established for such purpose for application to the Borrower's and Camden's obligations with respect thereto as drafts are presented under the Letters of Credit. Any remaining amounts paid by the Borrower or Camden in respect of such undrawn Letters of Credit shall be returned to the Borrower or Camden, as the case may be, after the last expiry date of the Letters of Credit and after the Obligations have been paid in full. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                     SECTION 10.  THE ADMINISTRATIVE AGENT

       10.1 Appointment. Each Lender hereby irrevocably designates and appoints Chase as the Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes Chase, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Each Lender hereby irrevocably designates and appoints Bankers Trust Company as the Documentation Agent of such Lender under this Agreement and the other Loan Documents. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent and the Documentation Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

       10.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

       10.3 Exculpatory Provisions. Neither the Administrative Agent, the Documentation Agent nor any of their officers, directors, controlling persons, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Notes or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. Neither the Administrative Agent nor the Documentation Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, any Notes or any other Loan Document, or to inspect the properties, books or records of the Borrower.

       10.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and any Notes and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

       10.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

       10.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent or the Documentation Agent nor any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent or the Documentation Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Documentation Agent to any Lender. Each Lender represents to the Administrative Agent and the Documentation Agent that it has, independently and without reliance upon the Administrative Agent or the Documentation Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or the Documentation Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

       10.7 Indemnification. The Lenders agree to indemnify the Administrative Agent and the Documentation Agent in their capacities as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this subsection, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent or the Documentation Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or the Documentation Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's or the Documentation Agent's gross negligence or willful misconduct or, in the case of indemnified liabilities arising under this Agreement, any Notes and the other Loan Documents, from material breach by the Administrative Agent or the Documentation Agent of this Agreement, any Notes or the other Loan Documents, as the case may be. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.
       10.8 Administrative Agent and the Documentation Agent in Their Individual Capacity. The Administrative Agent, the Documentation Agent and their Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent and the Documentation Agent were not the Administrative Agent and the Documentation Agent hereunder and under the other Loan Documents. With respect to their Loans made or renewed by them and any Note issued to them, the Administrative Agent and the Documentation Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent or the Documentation Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent and the Documentation Agent in its individual capacity.

       10.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower (which approval shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this subsection shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

       10.10 Additional Ministerial Powers of Administrative Agent. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to release any Lien covering any asset of the Borrower or any of its Subsidiaries (including, without limitation, any Properties, accounts receivable or inventory) that is the subject of a disposition, sale or assignment which is permitted under this Agreement or, subject to subsection 12.1, which has been consented to by the Required Lenders.


                             SECTION 11.  GUARANTEE

       11.1 Guarantee. To induce the Lenders to execute and deliver this Agreement to make Loans and to issue and participate in Letters of Credit for the account of the Borrower, and in consideration thereof, Holdings hereby unconditionally and irrevocably guarantees to the Administrative Agent, the Lenders and their successors, indorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and Holdings further agrees to pay the expenses which may be paid or incurred by the Administrative Agent or the Lenders in collecting any or all of the Obligations and/or enforcing any rights under this Section 11 or under the Obligations in accordance with subsection 12.5. The guarantee contained in this Section 11 shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

       11.2 Waiver of Subrogation. Notwithstanding any payment or payments made by Holdings in respect of the Obligations or any setoff or application of funds of Holdings by the Administrative Agent or the Lenders, Holdings shall not be entitled to be subrogated to any of the rights of the Administrative Agent or the Lenders against the Borrower or any collateral security or guarantee or right of offset held by the Administrative Agent or the Lenders for the payment of the Obligations, nor shall Holdings seek any reimbursement from the Borrower in respect of payments made by Holdings hereunder until the Obligations are paid in full.

       11.3 Modification of Obligations. Holdings hereby consents that, without the necessity of any reservation of rights against Holdings and without notice to or further assent by Holdings, any demand for payment of the Obligations made by the Administrative Agent, the Issuing Lender or the Lenders may be rescinded by the Administrative Agent, the Issuing Lender or the Lenders and the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, the Issuing Lender or the Lenders and that this Agreement, any Notes and the other Loan Documents, including, without limitation, any Letter of Credit Application, any collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent, the Issuing Lender or the Lenders may deem advisable from time to time, and, to the extent permitted by applicable law, any collateral security or guarantee or right of offset at any time held by the Administrative Agent, the Issuing Lender or the Lenders for the payment of the Obligations may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservation of rights against Holdings and without notice to or further assent by Holdings which will remain bound hereunder notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Administrative Agent, the Issuing Lender and the Lenders shall not have any obligation to protect, secure, perfect or insure any collateral security document or property subject thereto at any time held as security for the Obligations. When making any demand hereunder against Holdings, the Administrative Agent, the Issuing Lender or the Lenders may, but shall be under no obligation to, make a similar demand on any other party or any other guarantor, and any failure by the Administrative Agent, the Issuing Lender or the Lenders to make any such demand or to collect any payments from the Borrower or any such other guarantor shall not relieve Holdings of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent, the Issuing Lender or the Lenders against Holdings. For the purposes of this subsection "demand" shall include the commencement and continuance of any legal proceedings.

       11.4 Waiver by Holdings. Holdings waives any and all notice of the creation, renewal, extension or accrual of the Obligations and notice of or proof of reliance by the Administrative Agent, the Issuing Lender and the Lenders upon the guarantee contained in this Section 11 or acceptance of the guarantee contained in this Section 11, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted, continued or incurred in reliance upon the guarantee contained in this Section 11, and all dealings between Holdings and the Administrative Agent, the Issuing Lender or the Lenders shall likewise be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 11. Holdings waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or Holdings with respect to any Obligations. This guarantee shall be construed as a continuing absolute and unconditional guarantee of payment without regard to the validity, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, including, without limitation, any Letter of Credit Application or any collateral security or guarantee therefor or right of offset with respect thereto at any time or from time to time held by the Administrative Agent, the Issuing Lender or the Lenders and without regard to any defense, setoff or counterclaim which may at any time be available to or be asserted by the Borrower against the Administrative Agent, the Issuing Lender, the Lenders or any other Person, or by any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or Holdings) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for any of its Obligations, or of Holdings under the guarantee contained in this Section 11 in bankruptcy or in any other instance, and the obligations and liabilities of Holdings hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent, the Issuing Lender or the Lenders or any other Person at any time of any right or remedy against the Borrower or against any other Person which may be or become liable in respect of any Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. The guarantee contained in this Section 11 shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Holdings and the successors and assigns thereof, and shall inure to the benefit of the Lenders and their successors, indorsees, transferees and assigns, until the Obligations shall have been paid in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of this Agreement the Borrower may be free from any Obligations.

       11.5 Reinstatement. The guarantee contained in this Section 11 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent, the Issuing Lender or the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Holdings or the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Holdings, the Borrower or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

       11.6 Negative Covenants. From and after the Closing Date until the Obligations shall have been paid in full, the Letters of Credit shall have expired or been terminated and the Commitments shall have been terminated, Holdings hereby agrees that it shall not (i) assume or otherwise incur or suffer to exist any Indebtedness (other than the Holdings Deferred Obligation and other than Indebtedness in the nature of Indebtedness specified in subsection 8.2(d)) or Guarantee Obligation (other than (i) the Holdings Guarantee, (ii) Guarantee Obligations in the nature of the Guarantee Obligations specified in subsection 8.4(f), (iii) indemnities in favor of officers, directors and employees of Holdings in the ordinary course of business and in the connection with the ownership of the Borrower's capital stock or (iv) Guarantee Obligations by Holdings in respect of real property leases and/or personal property operating leases of the Borrower and/its Subsidiaries in the ordinary course of business but in any event not in excess of an aggregate amount of $10,000,000 at any one time outstanding), (ii) create, incur, assume or suffer to exist any Lien upon any of its assets (other than pursuant to the Security Documents and other than Liens in the nature of the Liens specified in subsection 8.3(b)), (iii) cease to own, directly or indirectly, 100% of the Capital Stock of the Borrower, (iv) amend its certificate of incorporation or by-laws, any of the Holdings Stock Purchase Agreement unless such amendment does not adversely affect the interests of any Lender in any material respect, (v) engage in any activities other than (A) owning the stock of the Borrower, (B) its activities incident to the performance of (x) the Loan Documents, (y) the issuance and/or sale of its common stock or options or warrants in respect of its Capital Stock, provided that the proceeds thereof are applied as set forth in subsection 2.12 and (z) the Holdings Stock Purchase Agreement, (C) transactions pursuant to or in connection with the Transactions, the Acquisition or the Camden

Acquisition and (D) activities contemplated by this Section 11 or (vi) make any Restricted Payment except as permitted by subsection 8.7(c).


                           SECTION 12.  MISCELLANEOUS

       12.1 Amendments and Waivers. (a) Neither this Agreement, any Note, any other Loan Document, nor any terms hereof or thereof may be waived, amended, supplemented or otherwise modified except in accordance with the provisions of this subsection. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (i) enter into with the Borrower written amendments, supplements or modifications hereto and to any Notes and the other Loan Documents for the purpose of adding any provisions to this Agreement or any Notes or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower or Holdings or any other Person hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or any Notes or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (1) reduce the aggregate amount or extend the scheduled date of maturity of any Loan or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the aggregate amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender affected thereby, or (2) amend, modify or waive any provision of this subsection 12.1 or reduce the percentage specified in the definition of Required Lenders or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or release collateral having a value in excess of $20,000,000 or release the Holdings Guarantee, in each case, without the written consent of all the Lenders, (3) amend, modify or waive any provision of (x) subsection 2.6 (to the extent such subsection 2.6 relates to the Tranche A Term Loans), 4.4(a) or 2.7 without the written consent of Tranche A Term Loan Lenders the Tranche A Term Loan Percentages of which aggregate at least a majority, or (y) subsection 2.6 (to the extent such subsection 2.6 relates to the Tranche B Term Loans), 4.4(a) or 2.8 without the written consent of Tranche B Term Loan Lenders the Tranche B Term Loan Percentages of which aggregate at least a majority, (4) amend, modify or waive any provision of subsection 2.1, 2.2, 2.3, 2.4, 2.5, 2.12(e), the definition of "Borrowing Base" in subsection 1.1 or Section 3 without the written consent of the Revolving Credit Lenders the Revolving Credit Commitment Percentages of which aggregate at least a majority, (5) amend, modify or waive any provision of Section 10 without the written consent of the Administrative Agent, (6) amend, modify or waive any prepayment required by subsection 2.12(a), (b), (c),
(d), (f) or (g) without the consent of the (x) the Revolving Credit Lenders and the Tranche A Term Loan Lenders the Total Credit Percentages (calculated for this purpose without reference to outstanding Tranche B Term Loans) of which aggregate at least a majority and (y) Tranche B Term Loan Lenders the Tranche B Term Loan Percentages of which aggregate at least a majority, (7) amend, modify or waive the order of application of prepayments specified in subsection 4.4(b) without the consent of (x) the Revolving Credit Lenders and the Tranche A Term Loan Lenders the Total Credit Percentages (calculated for this purpose without reference to outstanding Tranche B Term Loans) of which aggregate at least a majority and (y) Tranche B Term Loan Lenders the Tranche B Term Loan Percentages of which aggregate at least a majority, (8) amend, modify or waive any provision of subsection 2.15 or the Swing Line Note (if any) without the written consent of the then Swing Line Lender and each other Lender, if any, which holds a participation in the Swing Line Loan pursuant to subsection 2.15(e), (9) amend, modify or waive the provisions of Section 3, any Letter of Credit or any L/C Obligation without the written consent of the applicable Issuing Lender and each affected L/C Participant, or (10) amend, modify or waive any provision of any Security Document that provides for the ratable sharing by the Lenders of the proceeds of any realization on the security for the Loans to provide for a non-ratable sharing thereof, without the consent of
(x) the Revolving Credit Lenders and the Tranche A Term Loan Lenders the Total Credit Percentages (calculated for this purpose without reference to outstanding Tranche B Term Loans) of which aggregate at least a majority and
(y) Tranche B Term Loan Lenders the Tranche B Term Loan Percentages of which aggregate at least a majority. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Loans and the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

       (b) Each Tranche A Term Loan Lender and each Tranche B Term Loan Lender which executes this Agreement hereby notifies the Administrative Agent that such Lender's consent to any waiver, amendment, supplement or modification of the this Agreement, any Note, any other Loan Document, or any terms thereof with respect to the following matters will not be effective unless Tranche C Term Loan Lenders the Tranche C Term Loan Percentages of which aggregate at least a majority have also consented to such waiver, amendment, supplement or modification: (i) subsection 2.6 of this Agreement (to the extent such subsection 2.6 relates to the Tranche C Term Loans), (ii) subsection 4.4(a) of this Agreement (iii) subsection 2.9 of this Agreement, (iv) any prepayments required by subsection 2.12(a), (b), (c), (d), (f) or (g) of this Agreement,
(v) the order of application of prepayments specified in subsection 4.4(b) of this Agreement and (vi) any provision of any Security Document that provides for the ratable sharing by the Lenders of the proceeds of any realization on the security for the Loans to provide for a non-ratable sharing thereof.

       12.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or two days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower, Holdings and the Administrative Agent, the Issuing Lender and the Swing Line Lender, and as set forth in Schedule 1.1 in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Loans or any Notes:

       The Borrower: International Wire Group, Inc.
                            c/o Mills & Partners
                            101 South Hanley
                            Suite 400
                            St. Louis, Missouri  63105
                            Attention: David M. Sindelar
                            Telecopy:  (314) 746-2299

       with copies to:      Hicks, Muse, Tate & Furst Incorporated
                            200 Crescent Court
                            Suite 1600
                            Dallas, Texas  75201
                            Attention:     Thomas O. Hicks
                                           John R. Muse
                                           Jack D. Furst
                                           Lawrence D. Stuart, Jr.
                            Telecopy:  (214) 740-7313

                            Hicks, Muse, Tate & Furst Incorporated
                            1325 Avenue of the Americas
                            25th Floor
                            New York, NY  10019
                            Attention:  Charles W. Tate
                            Telecopy:  (212) 424-1450

       Holdings:            International Wire Holding Company
                            c/o Mills & Partners
                            101 South Hanley
                            Suite 400
                            St. Louis, Missouri  63105
                            Attention:  David M. Sindelar
                            Telecopy:  (314) 746-2299

       with copies to:      Hicks, Muse, Tate & Furst Incorporated
                            200 Crescent Court
                            Suite 1600
                            Dallas, Texas  75201
                            Attention:     Thomas O. Hicks
                                           John R. Muse
                                           Jack D. Furst
                                           Lawrence D. Stuart, Jr.
                            Telecopy:  (214) 740-7313

                            Hicks, Muse, Tate & Furst Incorporated
                            1325 Avenue of the Americas
                            25th Floor
                            New York, NY  10019
                            Attention:  Charles W. Tate
                            Telecopy:  (212) 424-1450

       The Administrative   The Chase Manhattan Bank
       Agent, the           c/o Chase Securities Inc.
       Issuing Lender       10 South LaSalle Street
       or the Swing         23rd Floor
       Line Lender:         Chicago, Illinois  60605
                            Attention:  Jonathan Twichell
                            Telecopy:  (312) 807-4077

       with copies to:      The Chase Manhattan Bank
                            Loan and Agency Services Group
                            One Chase Manhattan Plaza
                            8th Floor
                            New York, New York  10081
                            Attention:  Janet Belden
                            Telecopy:  (212) 552-5658

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to subsection 2.3, 2.5, 2.10, 2.11, 2.12, 2.13 or 4.4 shall not be effective until received.

       12.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

       12.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

       12.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and any Notes and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, any Notes, the other Loan Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the

Administrative Agent and, at any time after and during the continuance of an Event of Default, of one counsel to each Lender, and (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, any Notes, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Administrative Agent their respective officers, directors, employees, agents and controlling persons harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, any Notes, the other Loan Documents, the Transaction Documents, the Acquisition Documents, the Camden Acquisition Documents or the use of the proceeds of the Loans in connection with the Transactions, the Acquisition and/or the Camden Acquisition and any such other documents (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided that the Borrower shall have no obligation hereunder to the Administrative Agent or any Lender or their respective officers, directors, employees, agents and controlling persons with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Administrative Agent or such Lender, as the case may be, or, in the case of indemnified liabilities arising under this Agreement, any Notes and the other Loan Documents, from material breach by the Administrative Agent or such Lender, as the case may be, or its respective officers, directors, employees, agents and controlling persons of this Agreement, any Notes or the other Loan Documents, as the case may be. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

       12.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Loans and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

       (b) Any Lender may, in the ordinary course of its commercial lending or investing business and in accordance with applicable law, at any time sell to one or more banks, insurance companies or other financial institutions or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. No Lender shall permit any Participant to have the right to consent to any amendment or waiver in respect of this Agreement or any of the other Loan Documents, except that such Lender may grant such Participant the right to consent to any amendment or waiver in respect of this Agreement or the other Loan Documents that would, directly or indirectly,
(i) reduce the aggregate amount or extend the final maturity of any Loan, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or any of the other Loan Documents. The Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note, provided that in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 12.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of subsections 4.6, 4.7 and 4.8 with respect to its participation in the Commitments and the Loans and Letters of Credit outstanding from time to time as if it was a Lender; provided that in the case of subsection 4.7 or 4.8, such Participant shall have complied with the requirements of such subsection and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

       (c) Any Lender may, in the ordinary course of its commercial lending business or investing business and in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or, with the consent of the Administrative Agent (such consent not to be unreasonably withheld), to an additional bank or financial or lending institution or other entity (an "Assignee") all or any part of its rights and obligations under this Agreement and any Notes pursuant to an Assignment and Acceptance, executed by such Assignee, such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Administrative Agent) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that (x) each such transfer (if such transfer relates to less than all of such Lenders' rights and obligations under this Agreement and any Notes) shall be in respect of a portion of its rights and obligations under this Agreement and any Notes not less than $5,000,000 if such assignment is to a bank or financial or lending institution or other entity that is not then a Lender or an affiliate thereof and (y) the Swing Line Lender may not transfer any portion of the Swing Line Commitment without the consent of the Borrower (such consent not to be unreasonably withheld). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto; provided that such assigning Lender shall continue to have the benefit of subsections 4.6, 4.7, 4.8 and 12.5(a), (b) and (c) (to the extent of rights accruing prior to the date of such assignment only) and 12.5(d).

       (d) The Administrative Agent, acting for this purpose as agent for the Borrower, shall maintain at its address referred to in subsection 12.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. No assignment or transfer of a Note and the obligation(s) evidenced thereby shall be effective unless it has been recorded in the Register as provided in this subsection 12.6(d). The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

       (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Administrative Agent) together with payment, by the Assignee, to the Administrative Agent of a registration and processing fee of $4,000 if the Assignee is not a Lender or affiliate of a Lender prior to the execution of the Assignment and Acceptance and $1,000 otherwise, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower. On or prior to such effective date, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent (in exchange for any Revolving Credit Note, Swing Line Note or Term Note of the assigning Lender) a new Revolving Credit Note, Swing Line Note or Term Note, as the case may be, to the order of such Assignee in an amount equal to the Revolving Credit Commitment, Swing Line Commitment or portion of the Term Loan, as the case may be, assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Revolving Credit Commitment, Swing Line Commitment or portion of a Term Loan hereunder, a new Revolving Credit Note, Swing Line Note or Term Note, as the case may be, to the order of the assigning Lender in an amount equal to the Revolving Credit Commitment, Swing Line Commitment or Term Loan, as the case may be, retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Note replaced thereby.

       (f) The Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement, under the condition such Transferee or prospective Transferee agrees to comply with the provisions of subsection 12.15.

       (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

       12.7 Adjustments; Set-off. (a) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Obligations owing to it or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in subsection 9(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such benefitted Lender shall purchase for cash from the other Lenders an interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

       (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder or under any Notes (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

       12.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

       12.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

       12.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

       12.11 GOVERNING LAW. THIS AGREEMENT AND ANY NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

       12.12 Submission To Jurisdiction; Waivers. Each of Holdings and the Borrower hereby irrevocably and unconditionally:

              (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

              (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

              (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Credit Parties at their respective addresses set forth in subsection 12.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

              (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
              (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

       12.13 Acknowledgements. Each of Holdings and the Borrower hereby acknowledges that:

              (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and any Notes and the other Loan Documents;

              (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Credit Parties arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Credit Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

              (c) no joint venture exists among the Lenders or among the Credit Parties and the Lenders.

       12.14  WAIVERS OF JURY TRIAL.  HOLDINGS, THE BORROWER, THE
ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

       12.15 Confidentiality. Each Lender agrees to keep information obtained by it pursuant hereto and the other Loan Documents identified as confidential in writing at the time of delivery confidential in accordance with such Lender's customary practices and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (a) to such Lender's employees, representatives, directors, attorneys, auditors, agents, professional advisors or affiliates who are advised of the confidential nature of such information,
(b) to the extent such information presently is or hereafter becomes available to such Lender on a non-confidential basis from any source or such information that is in the public domain at the time of disclosure, (c) to the extent disclosure is required by law (including applicable securities laws), regulation, subpoena or judicial order or process (provided that notice of such requirement or order shall be promptly furnished to the Borrower unless such notice is legally prohibited) or requested or required by bank, securities or investment company regulations or auditors or any administrative body or commission to whose jurisdiction such Lender may be subject, (d) to Transferees, or to prospective Transferees or direct or indirect contractual counterparties in swap agreements, who agree to be bound by the provisions of this subsection 12.15, (e) to the extent required in connection with any litigation between any Credit Party and any Lender with respect to the Loans or this Agreement and the other Loan Documents or (f) with the Borrower's prior written consent. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

       12.16 Indiana Property Transfer Laws. The Administrative Agent and the Borrower acknowledge that in order to secure the obligations hereunder, the Lenders may take a mortgage or a deed of trust on one or more pieces of real property owned or operated by the Borrower or its Subsidiaries and that such action may be a "transfer" of real property within the meaning of the Indiana Responsible Transfer Property Law, triggering an obligation on the part of the Borrower to deliver to the Administrative Agent 30 days prior to the transfer a disclosure document revealing potential environmental defects. The Administrative Agent is aware of the purpose and intent of the disclosure document and hereby knowingly waives on behalf of itself and all other Lenders this 30 day deadline.

       12.17 Consent to Camden Acquisition. Each Lender executing this Agreement hereby consents to the Camden Acquisition in accordance with the terms of the Camden Acquisition Documents.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     INTERNATIONAL WIRE GROUP, INC.,
                                         as Borrower


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     INTERNATIONAL WIRE HOLDING
                                     COMPANY,  as Guarantor


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CAMDEN WIRE CO., INC.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     THE CHASE MANHATTAN BANK,  as
                                       Administrative Agent and as a Lender,
                                       as Swing Line Lender and as Issuing
                                       Lender


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BANKERS TRUST COMPANY


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     AERIES FINANCE LTD.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     THE BANK OF NEW YORK


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BANK OF SCOTLAND


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BANQUE FRANCAISE DU COMMERCE
                                     EXTERIEUR


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BANQUE PARIBAS


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CAISSE NATIONALE DE CREDIT AGRICOLE


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CERES FINANCE LTD.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     THE FIRST NATIONAL BANK OF CHICAGO


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     HELLER FINANCIAL, INC.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     THE INDUSTRIAL BANK OF JAPAN,
                                     LIMITED


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     KZH HOLDING CORPORATION


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     THE LONG-TERM CREDIT BANK OF JAPAN,
                                     LIMITED, NEW YORK BRANCH


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     MEDICAL LIABILITY MUTUAL INSURANCE
                                     CO.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     MERRILL LYNCH SENIOR FLOATING RATE
                                     FUND, INC.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     MERRILL LYNCH SENIOR HIGH INCOME
                                     PORTFOLIO


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     THE MITSUBISHI TRUST AND BANKING
                                     CORPORATION


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     BANK OF TOKYO-MITSUBISHI TRUST
                                     COMPANY


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     NATIONAL CITY BANK


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     NATIONSBANK CAPITAL MARKETS INC., as
                                       Agent for NATIONSBANK OF TEXAS,
                                       N.A.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     THE NIPPON CREDIT BANK, LTD.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     PRIME INCOME TRUST


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ML CBO IV (CAYMAN) LTD.
                                     By: PROTECTIVE ASSET MANAGEMENT,
                                         L.L.C. as Collateral Manager



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     RESTRUCTURED OBLIGATION BACKED BY
                                     SENIOR ASSETS B.V.
                                     By: ABN TRUST COMPANY
                                         (NEDERLAND) B.V, its Managing
                                         Director


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     SENIOR DEBT PORTFOLIO
                                     By: BOSTON MANAGEMENT &
                                         RESEARCH, as Investment Advisor


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     SENIOR HIGH INCOME PORTFOLIO, INC.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     STRATA FUNDING LTD.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     TCW ASSET MANAGEMENT COMPANY, as
                                       Attorney-in-Fact for Integon Life
                                       Insurance Corporation


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     TCW ASSET MANAGEMENT COMPANY, as
                                       Attorney-in-Fact for Occidental Life
                                       Insurance Company of North Carolina


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     TCW ASSET MANAGEMENT COMPANY, as
                                       Attorney-in-Fact for Pennsylvania Life
                                       Insurance Company


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     TCW ASSET MANAGEMENT COMPANY, as
                                       Attorney-in-Fact for United Companies
                                       Life  Insurance Company


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     THOROUGHBRED LIMITED PARTNERSHIP I,
                                       by Appaloosa Management L.P., its
                                       General Partner,
                                       by Appaloosa Partners Inc.,
                                       its General Partner


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     VAN KAMPEN AMERICAN CAPITAL PRIME
                                     RATE INCOME TRUST


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title: